Exhibit 10.2 - Agreements for (POUND)550 million
Credit Facility, each dated July 22, 1998, for
Yorkshire Power Group Limited,
among
Yorkshire Power Group Limited
and the  banks' names therein.


THIS AGREEMENT is dated 22nd July, 1998 between:-

(1)     YORKSHIRE POWER GROUP LIMITED ("YPG");

(2)     YORKSHIRE HOLDINGS PLC ("YH");

(3)     YORKSHIRE ELECTRICITY GROUP PLC ("YEG");

(4) CITIBANK, N.A. and DEUTSCHE BANK AG LONDON (in this capacity the
 "Arrangers");

(5)     THE FINANCIAL INSTITUTIONS listed in Schedule 1 as banks
(the "Banks"); and

(6) CITIBANK INTERNATIONAL plc as agent (in this capacity the "Agent").

IT IS AGREED as follows:-

1.      INTERPRETATION
1.1     Definitions
In this Agreement:-

"Act"
means the Electricity Act 1989 and, unless the context otherwise requires, all subordinate legislation and any successive legislation thereto.

"Adjusted Share Capital and Reserves"
means the aggregate of:

(a) the amount paid up or credited as paid up on the issued share capital of
 YPG; and

(b) the amounts standing to the credit of the consolidated capital and revenue reserves of the Group,

adjusted, to the extent that the following items have not already been added, deducted or excluded in arriving at the figures referred to in paragraph (a) or (b) above:

(i)     by adding Subordinated Debt and the Preferred Securities;

(ii) by deducting the amounts standing to the debit of the consolidated reserves of the
Group;

(iii) by deducting any amounts attributable to interests of non-Group members in Group subsidiaries;

(iv) by deducting any reserves set aside for deferred taxation;

(v) by deducting the amount by which the net book value of any fixed asset has been
written up after the date of this Agreement (or, in the case of a person becoming a member of the Group after that date, the date on which it becomes a member of the
Group) by way of revaluation or on its transfer from one member of the Group to another (but no such deduction shall be made in respect of any amount if supported by, and not exceeding the amount shown by, an independent written valuation), but so that no amount to be added, deducted or excluded as a result of any of the above shall be added, deducted or excluded more than once in the same calculation.

"Affiliate"
means a Subsidiary or a holding company (as defined in Section
736 of the Companies Act
1985) of a Bank or any other Subsidiary of that holding company.

"Applicable Rate"
means the rate quoted by the Agent to a Borrower to be that at which money can be deposited in the London interbank market on the earliest available day, provided that the applicable rate shall not be less than LIBID nor more than LIBOR.

"Balance Sheet"
means, at any time, the then most recent audited consolidated annual or unaudited consolidated half yearly balance sheet of the Group delivered to the Agent by YPG under Clause 16.2
(Financial information).

"Borrower"
means YPG, YH or YEG.

"Borrowings"
means indebtedness in respect of:

(a) moneys borrowed or raised including (except for the purposes of Clause 17.5 (Cross default)) the recourse element of any asset securitisation or other factoring but excluding any amounts owing for assets purchased or services obtained on trade credit terms in the ordinary course of business;

(b) amounts raised by means of acceptances under any acceptance credit facility or otherwise (not being acceptances in relation to the purchase of assets or services in the ordinary course of business);

(c) the deferred purchase price of assets or services the payment of which is deferred for a period in excess of ninety days (other than assets or services obtained on trade credit terms normal in the business concerned);

(d) the principal amount and any premium payable by the relevant company from time to time owing in respect of any loan notes, debentures, bonds or other similar instruments;

(e) the capital value of any financial lease, hire purchase arrangements or any arrangement treated as a financial lease required to be capitalised and treated as a borrowing in the consolidated balance sheet of the Group;

(f) for the purposes of Clause 17.5 (Cross default) (only) net indebtedness under any currency or interest cap, swap or collar; and

(g) any guarantee or assurance against financial loss or indemnity in respect of the borrowings of any other person not being a member of the Group of a type referred to in paragraphs (a) to (f) (inclusive) above (but excluding any such guarantee or assurance in respect of the performance of any contract or service not involving financial loss or indemnity in respect of borrowings), but shall exclude:

(A)     liabilities in respect of the Pooling and Settlement
Agreement or other arrangements
which replace the Pooling and Settlement Agreement in accordance with Clause 17.12
(Pooling and Settlement Agreement);

(B)     Project Finance Borrowings; and

(C)     for the avoidance of doubt, the Preferred Securities.

"Business Day"
means a day (other than a Saturday or a Sunday) on which banks are open for business in
London.

"Capitalisation"
means, at any time, the aggregate of Adjusted Share Capital and Reserves and Debt.

"Commitment"
means each of the Facility A Commitment, the Facility B
Commitment and the Facility C
Commitment of a Bank.

"Commitment Period"
means the Facility A Commitment Period, the Facility B Commitment
Period or the Facility C
Commitment Period.

"Debt"
means Borrowings (excluding Subordinated Debt) less Investments.

"Default"
means an Event of Default or an event which, with the giving of notice or lapse of time provided for in Clause 17 (Default) (or any combination of the foregoing), would constitute an
Event of Default.

"Director General"
means the person from time to time appointed by the Secretary of State to hold office as
Director General of Electricity Supply for the purposes of the Act or any office which replaces the function of the Director General of Electricity Supply.

"Drawdown Date"
means the date of the advance of a Loan.

"EBITDA"
means, in respect of any Relevant Period, the total operating profit for continuing operations, acquisitions (as a component of continuing operations) and discontinued operations of the
Group before taking into account:

(a) Interest Payable and Interest Receivable and dividends in respect of Preferred
Securities;

(b)     all amounts provided for depreciation and amortisation
(including, without limitation,
amortisation of any goodwill);

(c)     all exceptional and extraordinary items; and

(d)     all taxes,

in each case for that Relevant Period but after:

(A) deducting any gain over book value arising in favour of the Group on the sale, lease or other disposal of any asset (other than on the sale of trading stock) during the Relevant
Period and any gain arising on revaluation of any asset during that Relevant Period, in each case to the extent that it would otherwise be taken into account, whether as an exceptional item or otherwise; and

(B) excluding the earnings or profit before interest, tax depreciation and amortisation (as determined in accordance with the preceding paragraphs of this definition) and excluding all exceptional and extraordinary items of any company referred to in paragraph (a) of the definition of Project Finance Borrowings,

(all calculated on a consolidated basis disregarding any portion of any item taken into account in that calculation which is attributable to any minority interests in Subsidiaries).

"Environmental Law"
means any applicable law (including, without limitation, common law), regulation, directing code of practice, circular, guidance notice or the like concerning pollution or the protection of human health, the environment, the conditions of the work place or the manufacture, processing, generation, transportation, storage, treatment or disposal of dangerous substances, pollutants, contaminants, chemicals or toxic or hazardous substances or waste.

"Environmental Licence"
means any authorisation required by any Environmental Law.

"Existing Facilities"
means:

(a) the bilateral credit facility made available to YPG under the agreement dated 31st July,
1997 and made between YPG and Union Bank of Switzerland; and

(b) each bilateral credit facility dated 2nd May, 1995 made available to YEG by Midland
Bank PLC, Den Danske Bank Aktieselskab, The Sumitomo Bank,
Limited, Deutsche
Bank AG London, The Bank of Tokyo-Mitsubishi, Limited, National
Westminster
Bank Plc, Union Bank of Switzerland and Morgan Guaranty Trust
Company of New
York.

"Event of Default"
means an event specified as such in Clause 17.1 (Events of Default).

"Facility"
means each of Facility A, Facility B and Facility C.

"Facility A"
means the sterling credit facility designated under Clause
2.1(a)(i) (Facilities), the terms of
which are set out in this Agreement being a revolving credit facility up to the Facility A Term
Date which then converts on that date into a term loan facility.

"Facility A Commitment"
means:

(a) in relation to a Bank which is a Bank on the date of this Agreement, the amount in
Sterling set opposite its name under the heading "Facility A" in
Schedule 1 and the
amount of any other Bank's Facility A Commitment acquired by it under Clause 25
(Changes to the Parties); and

(b) in relation to a Bank which becomes a Bank after the date of this Agreement, the amount of any other Bank's Facility A Commitment acquired by it under Clause 25
(Changes to the Parties),

to the extent not cancelled, transferred or reduced under this Agreement.

"Facility A Commitment Period"
means the period from the date of this Agreement to the Facility
A Term Date (both dates
inclusive).

"Facility A Loan"
means a Loan drawn down or to be drawn down under Facility A.

"Facility A Repayment Date"
means the second anniversary of the date of this Agreement.

"Facility A Term Date"
means the date falling 364 days after the date of this Agreement.

"Facility B"
means the sterling term loan facility designated under Clause
2.1(a)(ii) (Facilities), the terms of
which are set out in this Agreement.

"Facility B Commitment"
means :

(a) in relation to a Bank which is a Bank on the date of this Agreement, the amount in
Sterling set opposite its name under the heading "Facility B" in
Schedule 1 and the
amount of any other Bank's Facility B Commitment acquired by it under Clause 25
(Changes to the Parties); and

(b) in relation to a Bank which becomes a Bank after the date of this Agreement, the amount of any other Bank's Facility B Commitment acquired by it under Clause 25
(Changes to the Parties),

to the extent not cancelled, transferred or reduced under this Agreement.

"Facility B Commitment Period"
means the period from the date of this Agreement to the Term Date
(both dates inclusive).

"Facility B Loan"
means a Loan drawn down or to be drawn down under Facility B.

"Facility C"
means the sterling revolving credit facility designated under Clause 2.1(a)(iii) (Facilities), the terms of which are set out in this Agreement.

"Facility C Commitment"
means:

(a) in relation to a Bank which is a Bank on the date of this Agreement, the amount in
Sterling set opposite its name under the heading "Facility C" in
Schedule 1 and the
amount of any other Bank's Facility C Commitment acquired by it under Clause 25
(Changes to the Parties); and

(b) in relation to a Bank which becomes a Bank after the date of this Agreement, the amount of any other Bank's Facility C Commitment acquired by it under Clause 25
(Changes to the Parties),

to the extent not cancelled, transferred or reduced under this Agreement.

"Facility C Commitment Period"
means the period from the date of this Agreement to the Repayment
Date (both dates inclusive).

"Facility C Loan"
means a Loan drawn down or to be drawn down under Facility C.

"Facility Office"
means the office(s) in the United Kingdom notified by a Bank to the Agent:

(a)     on or before the date it becomes a Bank; or

(b)     by not less than five Business Days' notice,

as the office through which it will perform all or any of its obligations under this Agreement.

"Fee Letter"
means a letter between the Arrangers and the Borrowers or a letter between the Agent and the Borrowers, in each case dated 10th June, 1998, setting out, amongst other things, the amount of the fees referred to in Clause 19 (Fees).

"Finance Document"
means this Agreement, any Fee Letter, any Novation Agreement, any Novation Certificate or any other document designated as such by the Agent and YPG.

"Finance Party"
means an Arranger, a Bank or the Agent.

"Group"
means YPG and its Subsidiaries.

"Information Memorandum"
means the Information Memorandum dated June, 1998 and prepared in connection with this
Agreement.

"Interest Payable"
means, in respect of any Relevant Period, all interest payable and similar charges as shown in (or in the notes to) the financial statements of the Group
(calculated on a consolidated basis)
for the Relevant Period but excluding interest payable on Project
Finance Borrowings by
companies referred to in paragraph (a) of that definition.

"Interest Period"
means each period determined in accordance with Clause 8
(Interest Periods).

"Interest Receivable"
means, in respect of any Relevant Period, all interest receivable and similar income as shown in (or in the notes to) the financial statements of the Group
(calculated on a consolidated basis)
for that Relevant Period but excluding interest receivable by a company of the type referred to in paragraph (a) of the definition of Project Finance Borrowings.

"Investments"
means, as at any date, the aggregate (calculated on a consolidated basis) of:

(a) cash in hand in a jurisdiction where such amounts are freely transferable out of that jurisdiction and convertible into currencies dealt in on the London foreign exchange market;

(b) money at call in a jurisdiction, and freely convertible into currencies, referred to in (a) above;

(c) deposits and certificates of deposit the term of which has twelve months or less remaining to maturity in a jurisdiction, and freely convertible into currencies, referred to in (a) above;

(d)     United Kingdom gilts;

(e) deposits made with the Commissioners of Inland Revenue in respect of which certificates of tax deposit have been issued by Her Majesty's
Treasury;

(f) sterling bills of exchange eligible for rediscount at the Bank of England;

(g)     bonds rated AA- (or the equivalent) or above by Standard
& Poor's Ratings Group,
The Fitch IBCA Group or Duff & Phelps Credit Rating Co. or
Moody's Investors
Service, Limited; and

(h) any other negotiable money market instrument issued by an issuer in a jurisdiction, and convertible into currencies, referred to in (a) above with a maximum maturity of twelve months or less, excluding commercial paper (unless it is rated at least A1 (or the equivalent) by Standard & Poor's Ratings Group or The Fitch IBCA Group or Duff &
Phelps Credit Rating Co. or P1 by Moody's Investors Service,
Limited),

provided that, when the aggregate amount of Investments required to be taken into account for the purposes of this definition on any particular day is being ascertained, any such Investments denominated or repayable or in respect of which monies are payable in a currency other than sterling shall be taken into account at their sterling equivalent at the rate of exchange prevailing on that day in London using the Agent's spot rate as of 11.00 a.m. on such date for the purchase of such currency with sterling.

"LIBID"
means, in relation to an amount received by the Agent referred to in Clause 22.2(b) (Other indemnities), the arithmetic mean (rounded to four decimal places) of the rates, as supplied to the Agent at its request, quoted by the Reference Banks to leading banks in the London interbank market at or about 11.00 a.m. on the relevant day for the taking of deposits in sterling and in an amount approximately equal to the amount so received from a Borrower for the period from and including the date that payment is received by the Agent to but excluding the last day of the Interest Period of the relevant Loan or amount.

"LIBOR"
means, in relation to an Interest Period:

(a) the rate appearing on the Telerate Screen page 3750 or any equivalent successor to such page or other page as appropriate on the Telerate Service or (failing which) such other service as may, from time to time, display the British Bankers' Association
Interest Settlement Rates for deposits in sterling (as agreed between the relevant
Borrower and the Agent (acting reasonably)) (the "Telerate
Screen"); or
(b) (if no such offered rate for quotations appears on the Telerate Screen) the arithmetic mean (rounded to four decimal places) of the relevant offered rates which appear on the relevant page of the Reuters Screen; or

(c) (in the absence of manifest error, if no such offered rate for quotations appears on the Telerate Screen or the Reuters Screen) the arithmetic mean
(rounded to four decimal
places) of the rates, as supplied to the Agent at its request, quoted by the Reference
Banks to leading banks in the London interbank market,

(in each case) at 11.00 a.m. on the first day of that Interest
Period, as being the interest rate(s)
quoted in the London interbank market for the offering of deposits in sterling for a period equal to that Interest Period.

"Licence"
means the public electricity supply licence granted by the Secretary of State to YEG under
Section 6(I)(c) of the Act as modified or supplemented from time to time and, if any such licence is split by or with the consent of the Director General into more than one new licence, each such new licence.

"Licence Holder"
means at any time a member of the Group which then holds a Licence.

"Loan"
means, the principal amount of each borrowing by a Borrower under this Agreement or the principal amount outstanding of that borrowing.

"Majority Banks"
means, at any time, Banks:-

(a) whose participations in the Loans then outstanding aggregate more than 662/3 per cent.
of all the Loans then outstanding; or

(b) if there are no Loans then outstanding, whose Commitments then aggregate more than
662/3 per cent. of the Total Commitments; or

(c)     if there are no Loans then outstanding and the Total
Commitments have been reduced
to nil, whose Commitments aggregated more than 662/3 per cent. of the Total
Commitments immediately before the reduction.

"Mandatory Cost"
means the cost imputed to the Banks of compliance with the Mandatory Liquid Assets requirements of the Bank of England and the requirements of the Financial Services Authority expressed as a rate per annum and determined in accordance with
Schedule 3.

"Margin"
means:-

(a)     in respect of Facility A:

(i) for the period from the date of this Agreement to (and including) the Facility A
Term Date, 0.275 per cent. per annum; and

(ii)    thereafter, 0.32 per cent. per annum; and

(b)     in respect of Facility B and Facility C:

(i) if Debt is less that 65 per cent. of Capitalisation, 0.3 per cent. per annum; and

(ii)    otherwise, 0.325 per cent. per annum,

such changes in the Margin to be effected in accordance with Clause 9.4 (Margin adjustment).

"Material Adverse Effect"
means a material adverse effect on:

(a) the ability of YPG to comply, from time to time, with its obligations under
Clause 16.17 (Financial covenants);

(b) the ability of any Borrower to meet its payment obligations under the Finance
Documents; or

(c)     in respect of Clauses 15.5 (Non-conflict), 15.10
(Litigation), 15.11 (Licence), 16.15
(Licence), 16.18 (Licence undertakings), 17.11 (Licence), 17.12
(Pooling and
Settlement Agreement) and 17.13 (Compliance with the Act) only, the ability of any
Borrower to meet any of its other material obligations under the Finance Documents.

"Net Interest Payable"
means, in respect of any Relevant Period, Interest Payable plus any dividends payable on the
Preferred Securities less Interest Receivable for that Relevant
Period.

"Novation Agreement"
means an agreement substantially in the form of Part II of
Schedule 5.

"Novation Certificate"
means a certificate substantially in the form of Part I of
Schedule 5.

"Original Group Accounts"
means the audited consolidated accounts of the Group for the year ended 31st March, 1998.

"Party"
means a party to this Agreement.

"Permitted Borrower"
means:

(a)     in relation to Facility A or Facility B, YPG; and

(b)     in relation to Facility C, any Borrower.

"Permitted Security Interest"
means any Security Interest:

(a) arising pursuant to an order of attachment or injunction restraining disposal of assets or similar legal process which is contested by YPG or any of its Subsidiaries in good faith or created in favour of a plaintiff or defendant in any action of the court or tribunal before whom such action is brought as security for costs or expenses where
YPG or one of its Subsidiaries is prosecuting or defending such action in the bona fide interests of the Group;

(b) arising by operation of law or contained in a contract for the sale of goods or supply of services entered into in the ordinary course of business of the company creating the same or which is a pledge over or assignment of documents of title, insurance policies and sale contracts in relation to commercial goods created or made in the ordinary course of business to secure the purchase price of goods or indebtedness to finance such purchase price;

(c) over or affecting (1) any asset acquired by a member of the Group after the date hereof and subject to which such asset is acquired or (2) any asset of any company which becomes a member of the Group after the date hereof, where such Security Interest is created prior to the date on which such company becomes a member of the Group, provided that in each case:

(i) the principal amount secured by such Security Interest is not increased either as a result of such acquisition or such company becoming a member of the
Group or thereafter and, when aggregated with such other Security Interests under this paragraph (c), does not exceed (POUND)15,000,000 (or its equivalent in any other currency or currencies); or

(ii) that Security Interest is discharged within 180 days of such acquisition or such company becoming a member of the Group;

(d) which is a Security Interest (a "Substitute Security Interest") which replaces any
Permitted Security Interest and which secures an amount not exceeding the principal amount secured by such Permitted Security in such circumstances when such
Permitted Security Interest will be released as a consequence of such Substitute
Security Interest being granted;

(e) arising in connection with any cash management or netting arrangements made between any banks or financial institutions and any member or members of the Group;

(f) created prior to the date of this Agreement (including, without limitation, any existing
Security Interest in favour of the European Investment Bank) provided the principal amount secured by such Security Interest shall not be increased after the date of this
Agreement;

(g) arising out of title retention provisions in a supplier's standard conditions of supply of goods acquired by any member of the Group in the ordinary course of business;

(h) over assets and/or (where such assets comprise substantially the whole of the assets of the owner thereof) shares or the like in the owner of such assets securing borrowings incurred to finance the cost of developing (or acquiring and developing) such assets
(and/or securing any indebtedness in respect of hedging actual or projected exposure in respect of these borrowings) where such borrowings are Project Finance Borrowings;

(i) created under or pursuant to, or in accordance or connection with, the terms of any pooling and settlement agreement (including, without limitation, the Pooling and
Settlement Agreement) or pooling and settling arrangements of the electricity supply industry or any transactions or arrangements entered into in connection with the management of risks relating thereto;

(j) securing indebtedness not otherwise permitted to be secured by Security Interests provided that the aggregate principal amount of the indebtedness so secured under this paragraph (j) shall not at any time exceed (POUND)10,000,000 or (if higher) 2 per cent. of Adjusted Share Capital and Reserves; or

(k)     to the creation or subsistence of which the Majority
Banks at any time consent in
writing.

"Pooling and Settlement Agreement"
means an agreement dated 30th March 1990 (as amended and restated at 22nd April, 1994), made by YEG with The National Grid Company plc and others setting out the rules and procedures for the operation of an electricity trading pool and of a settlement system and, while the same has effect, the Initial Settlement Agreement dated 30th March 1990.

"Preferred Securities"
means US$275,000,000 8.08% Trust Securities due June 2038.

"Principal Subsidiary"
means YH, YEG or a Subsidiary of YPG (not being a Subsidiary falling within category (a) of the definition of Project Finance Borrowings or any other
Subsidiary of YPG whose only
Borrowings are Project Finance Borrowings):

(a) whose (i) net assets or (ii) turnover represent 10 per cent. or more of the net assets of the Group or consolidated turnover of the Group respectively, in each case as calculated by reference to the then latest audited financial statements of such
Subsidiary (consolidated in the case of a company which itself has Subsidiaries and which, in the normal course, prepares consolidated accounts) and the then latest audited consolidated financial statements of the Group; or

(b) to which is transferred all or substantially all of the business, undertaking and assets of a Subsidiary of YPG which immediately prior to such transfer is a Principal
Subsidiary, whereupon the transferor Subsidiary shall immediately become a Principal
Subsidiary and the transferee Subsidiary shall cease to be a Principal Subsidiary under the provisions of this sub-paragraph (b) (but without prejudice to the provisions of sub-paragraph (a) above), upon publication of its next audited financial statements; or

(c)     which is a Licence Holder.

"Project Finance Borrowings"
means any Borrowings to finance the ownership, acquisition, construction, development and/or operation of an asset:

(a) made by a single purpose company (whether or not a member of the Group) whose principal assets and business are constituted by the ownership, acquisition, construction, development and/or operation of an asset and whose liabilities in respect of the relevant financing are not directly or indirectly the subject of a guarantee, indemnity or any other form of assurance, undertaking or support from any member of the Group except as expressly referred to in paragraph (b)(iii) below; or

(b) in respect of which the person or persons to whom such Borrowings are or may be owed by the relevant borrower (whether or not a member of the Group) has or have no recourse whatsoever to any member of the Group for the repayment of or payment of any sum relating to such Borrowings other than:

(i) recourse to the relevant borrower for amounts limited to the aggregate cash flow or net cash flow (other than historic cash flow or historic net cash flow) from such asset; and/or

(ii) recourse to such borrower for the purpose only of enabling amounts to be claimed in respect of those Borrowings in an enforcement of any Security
Interest given by such borrower over such asset or the income, cash flow or other proceeds arising therefrom (or given by any shareholder or the like in the borrower over its shares or the like in the capital of the relevant borrower) to secure those Borrowings or any recourse referred to in (iii) below, provided that (A) the extent of such recourse to such borrower is limited solely to the amount of any recoveries made on any such enforcement, and (B) such person or persons are not entitled, by virtue of any right or claim arising out of or in connection with such Borrowings, to commence proceedings for the winding up or dissolution of the borrower or to appoint or procure the appointment of any receiver, trustee or similar person or officer in respect of the borrower or any of its assets (save for the assets the subject of such Security Interest);
and/or

(iii) recourse to such borrower generally, or directly or indirectly to a member of the Group under any form of assurance, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for breach of an obligation (not being a payment obligation or any obligation to procure payment by another or an obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the person against whom such recourse is available; or

(c) which the Agent (acting on the instructions of the Majority Banks) shall have agreed
(acting reasonably) in writing to treat as a Project Finance
Borrowing for the purposes
of this Agreement.

"Qualifying Bank"
means a bank which:

(a) is a bank within the meaning of Section 840A of the Income and Corporation Taxes
Act 1988;

(b) will be beneficially entitled to any interest to be paid to it (as a Bank) under this Agreement; and

(c) is within the charge to United Kingdom corporation tax as respects such interest.

"Reference Banks"
means, subject to Clause 25.4 (Reference Banks), the Agent,
Deutsche Bank AG London and
National Westminster Bank Plc.

"Relevant Period"
means each period of 12 months ending on the date of the audited consolidated accounts for each of YPG's financial years and on the date of YPG's unaudited consolidated accounts for the first half of each of YPG's financial years.

"Repayment Date"
means the fifth anniversary of the date of this Agreement.

"Request"
means a request made by a Borrower for a Loan, substantially in the form of Schedule 4.

"Rollover Loan"
means one or more Facility A Loans or Facility C Loans:

(a) whose proposed Drawdown Date is the same as the last day of the Interest Period of one or more existing Facility A Loans or Facility C Loans borrowed under the same
Facility; and

(b) whose aggregate principal amount does not exceed the aggregate outstanding principal amount of all existing Facility A Loans or Facility C Loans under the relevant Facility whose Interest Period ends on that Drawdown Date.

"Secretary of State"
means the person from time to time holding office as the Secretary of State for Trade and Industry or any successor office thereto;

"Security Interest"
means any mortgage, pledge, lien (other than a lien arising by operation of law), charge or other security interest.

"Subordinated Debt"
means, at any time, the outstanding amount (including capitalised interest) of Borrowings which is:

(a)     owing by YPG to any of its shareholders; and

(b) fully subordinated to the indebtedness of the Borrowers under this Agreement by a subordination agreement in an agreed form.

"Subsidiary"
means:-

(a) a subsidiary within the meaning of Section 736 of the Companies Act 1985 as amended by Section 144 of the Companies Act 1989; and

(b) unless the context otherwise requires, a subsidiary undertaking within the meaning of
Section 21 of the Companies Act 1989.

"Syndication Period"
means the period from the date of this Agreement to the earlier of:

(a) the date on which the Arrangers confirm to YPG that syndication of the Facilities is complete; and

(b)     30th September, 1998,

or, if New Banks (as defined in Clause 25.2 (Transfers by Banks)) have agreed to commit to join the Facilities under the syndication by the Arrangers but the relevant Novation Agreement or Novation Certificate has not been effected by the end of the Syndication Period, such longer period as YPG shall agree with the Arrangers.

"Term Date"
means the date falling ten Business Days after the date of this Agreement.

"Total Commitments"
means the aggregate for the time being of the Commitments, being (POUND)330,000,000 at the date of this Agreement.

"YEG Facility"
means the agreement dated on or about the date of this Agreement and made between YEG, the
Arrangers, the Banks and the Agent.

1.2     Construction
(a) In this Agreement, unless the contrary intention appears, a reference to:-

(i) an "agreed form" means, in the case of a document, the form of that document agreed between YPG and the Agent as evidenced by the initialling of that document (or other written confirmation of the same) by YPG and the Agent or their respective legal advisers;

"assets" includes present and future properties, revenues and rights of every description;

an "authorisation" includes an authorisation, consent, approval, resolution, licence, exemption, filing and registration;

a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that, if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last day in that calendar month;

a "regulation" includes any regulation, rule, official directive, request or guideline
(whether or not having the force of law but, if not having the force of law, being of a type with which a relevant person is accustomed to comply) of any governmental body, agency, department or regulatory, self-regulatory or other authority or organisation;

"(POUND)" and "sterling" means the lawful currency for the time being of the United
Kingdom; and

"tax" includes any present or future tax, levy, impost, duty, charge, fee deduction or withholding of any nature and whatever called by whomsoever and wherever imposed, levied, collected, withheld or assessed;

(ii) a provision of law is a reference to that provision as amended or re-enacted;

(iii) a Clause or a Schedule is a reference to a clause of or a schedule to this Agreement;

(iv)    a person includes its successors and assigns;

(v) a Finance Document or another document is a reference to that Finance Document or other document as amended, novated or supplemented; and

(vi)    a time of day is a reference to London time.

(b) Unless the contrary intention appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that
Finance Document or notice as in this Agreement.

(c) The index to and the headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

1.3     Financial definitions
In this Agreement, Adjusted Share Capital and Reserves as at the end of a Relevant Period, and EBITDA, Interest Payable and Interest Receivable for any Relevant Period shall be determined or calculated by reference to the financial statements of YPG or any other relevant entity for that Relevant Period delivered to the Agent under Clause 16.2 (Financial information).

2.      THE FACILITIES
2.1     Facilities
(a)     Subject to the terms of this Agreement, the Banks agree:

(i) to make Facility A Loans (being revolving Loans up to the Facility A Term Date and thereafter being term Loans) available to YPG during the Facility
A Commitment
Period up to an aggregate principal amount not exceeding at any time the aggregate of the Facility A Commitments; and

(ii)    to make Facility B Loans (being term Loans) available to
YPG during the Facility B
Commitment Period up to an aggregate principal amount not exceeding at any time the aggregate of the Facility B Commitments; and

(iii) to make Facility C Loans (being revolving Loans) available to the Borrowers during the Facility C Commitment Period up to an aggregate principal amount not exceeding at any time the aggregate of the Facility C Commitments.

(b) No Bank is obliged to lend more than the sum of its Commitments or, in respect of any Facility, its Commitment in respect of that Facility.

2.2     Nature of a Finance Party's rights and obligations
(a)     The obligations of a Finance Party under the Finance
Documents are several.  Failure of a
Finance Party to carry out those obligations does not relieve any other Party of its obligations under the Finance Documents. No Finance Party is responsible for the obligations of any other
Finance Party under the Finance Documents.

(b) The rights of a Finance Party under the Finance Documents are divided rights. A Finance
Party may, except as otherwise stated in the Finance Documents, separately enforce those rights.

2.3     Change of currency
(a) If more than one currency or currency unit denomination are at the same time recognised by the central bank of any country as the lawful currency of that country, then:-

(i) any reference in the Finance Documents to, and any obligations arising under the
Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent; and

(ii) any translation from one currency or currency unit to another shall be at the official rate of exchange or conversion rate recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent acting reasonably.

(b) If a change in any currency of a country occurs, this Agreement will be amended to the extent the Agent specifies to be necessary to reflect the change in currency and to put the Banks and the Borrowers in the same position, so far as possible, that they would have been in if no change in currency had occurred.

3.      PURPOSE
(a) YPG shall apply each Loan made to it under Facility A or Facility B towards its general corporate purposes and those of its Subsidiaries including
(without limitation) prepayment of
the Existing Facilities. Each Borrower shall apply each loan made to it under Facility C towards its general corporate purposes and those of its Subsidiaries.

(b) Without affecting the obligations of any Borrower in any way, no Finance Party is bound to monitor or verify the application of any Loan.

4.      CONDITIONS PRECEDENT
4.1     Documentary conditions precedent
(a) A Borrower may not deliver a Request until the Agent has notified that Borrower and the
Banks that it has received all the documents set out in Schedule
2 in respect of that Borrower in
the agreed form or, if not in the agreed form, in form and substance satisfactory to the Agent;
and

(b) For the avoidance of doubt, a Borrower shall not be prevented by paragraph (a) above from delivering a Request solely because any other Borrower has not satisfied the conditions precedent relating to that Borrower in accordance with paragraph
(a) above.

4.2     Conditions precedent to first Loan
The obligation of each Bank to make the first Loan to any Borrower is subject to the further condition precedent that the Agent has received evidence satisfactory to it that, on that first
Drawdown Date, the Existing Facilities have been (or will be immediately following the making of the first Loan) prepaid and cancelled in full.

4.3     Further conditions precedent
The obligation of each Bank to make any Loan is subject to the further conditions precedent that on both the date of the Request and the Drawdown Date:-

(a)     the representations and warranties in Clause 15
(Representations and warranties) to be
repeated on those dates are correct in all material respects and will be correct in all material respects immediately after the Loan is made; and

(b)     (i)     (in the case of a Loan other than a Rollover
Loan) no Default;

(ii)    in the case of a Rollover Loan, no Event of Default

is outstanding or would result from the making of the Loan.

5.      DRAWDOWN
5.1     Commitment Period
(a) A Borrower may borrow a Loan under a Facility during the relevant Commitment Period if the
Agent receives, not later than 10.00 a.m. on the Business Day before the proposed Drawdown
Date a duly completed Request.  Each Request is irrevocable.

(b) The undrawn amount (if any) of the Facility A Commitment shall automatically be cancelled at close of business on the Facility A Term Date. The undrawn amount (if any) of the Facility B
Commitment shall automatically be cancelled in full on the Term Date. The Facility C
Commitment shall automatically be cancelled in full on the Repayment Date.

5.2     Completion of Requests
A Request will not be regarded as having been duly completed unless:-

(a) the Drawdown Date is a Business Day (which, in the case of Facility A, must fall on or before the Facility A Term Date and, in the case of Facility B, must fall on or before the Term Date);

(b) the Facility under which the Loan is to be made is specified;

(c) the proposed Borrower is a Permitted Borrower in relation to the selected Facility;

(d) the principal amount of the Loan is a minimum of (POUND)20,000,000 (in the case of
Facility A or Facility B) or (POUND)5,000,000 (in the case of Facility C) and (in each case) is an integral multiple of (POUND)5,000,000 or the balance of the relevant undrawn
Commitment;

(e)     the first Interest Period selected complies with Clause 8
(Interest Periods); and

(f)     the payment instructions comply with Clause 10
(Payments).

Each Request must specify one Loan only, but a Borrower may, subject to the other terms of this Agreement, deliver more than one Request on any one day. Unless otherwise agreed by the
Agent, the number of Loans outstanding, together with the number of sterling-denominated loans outstanding under the YEG Facility, shall not at any time exceed ten.

5.3     Advance of Loan
(a) The Agent shall promptly notify each Bank of the details of a requested Loan and the amount of its participation in that Loan.

(b) Subject to the terms of this Agreement, each Bank shall make its participation in a Loan available to the Agent for each Borrower on the relevant Drawdown
Date.

(c) The amount of each Bank's participation in a Loan under a Facility will be the proportion of the Loan which its Commitment in relation to the relevant
Facility bears to the Total
Commitments in relation to that Facility on the proposed Drawdown
Date.

6.      REPAYMENT
6.1     Facility A and term-out
The Borrower shall repay each Facility A Loan in full:-

(a) if the first Interest Period for that Facility A Loan would end before the Facility A
Term Date, on the last day of the Interest Period for that Facility A Loan; or

(b)     otherwise, on the Facility A Repayment Date.

6.2     Facility B
YPG shall repay each Facility B Loan in full on the Repayment
Date.

6.3     Facility C
Each Facility C Loan shall be repaid in full by the Borrower to whom it was made on the last day of the Interest Period for that Facility C Loan.

6.4     Re-borrowing
(a) Amounts repaid under Facility A may be re-borrowed, in accordance with the terms of this Agreement, prior to the Facility A Term Date.

(b) Amounts repaid under Facility C may be re-borrowed, in accordance with the terms of this Agreement, prior to the Repayment Date.

(c) Subject to paragraphs (a) and (b) above, no amount repaid under this Agreement may be re-borrowed.

7.      PREPAYMENT AND CANCELLATION
7.1     Voluntary prepayment
(a) Any Borrower may at any time, by giving not less than five Business Days' prior notice (or such shorter period as the Majority Banks may agree) to the Agent, prepay any Loan made to it multiple of (POUND)5,000,000).

(b) Any prepayment of a Loan under this Clause 7.1 shall be applied pro rata against the participations of each Bank participating in that Loan.

7.2     Voluntary cancellation
(a) The Borrowers (acting together) may, by giving not less than five Business Days' prior notice
(or such lesser period as the Majority Banks may agree) to the Agent, cancel the undrawn amount of the Total Commitments in relation to one or more Facilities in whole or in part (but, if in part, in a minimum amount of (POUND)10,000,000 and an integral multiple of (POUND)5,000,000).

(b) Any cancellation in part shall be applied pro rata against the relevant Commitment of each Bank.

7.3     Additional right of prepayment and cancellation
(a)     If:-

(i) any Borrower is required to pay to a Finance Party any additional amounts under
Clause 11 (Taxes); or

(ii) any Borrower is required to pay to a Finance Party any amount under Clause 13
(Increased costs)

then, without prejudice to the obligations of the Borrowers under those Clauses, the affected
Borrower or Borrowers may, whilst the relevant circumstances continue, serve a notice of prepayment and cancellation on that Bank through the Agent. In that event:-

(i)     each of the Commitments of that Bank shall be cancelled;
and

(ii) on the date falling five Business Days after the date of service of the notice, each
Borrower shall prepay that Bank's participation in all the Loans made to it.

(b) If interest on a Loan is being calculated in accordance with Clause 12.2 (Alternative basis), then, without prejudice to the obligations of the Borrowers under that Clause, the affected
Borrower or Borrowers may, whilst the relevant circumstances continue, serve a notice of prepayment and cancellation on each Bank through the Agent. On the date falling five Business Days after the date of service of the notice, the Borrower or Borrowers giving such notice shall prepay all the Loans made to it (or them).

7.4     Miscellaneous provisions
(a) Any notice of prepayment and/or cancellation under this Agreement is irrevocable.

(b) All prepayments under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to Clause 22.2 (Other indemnities), without premium or penalty.

(c) No prepayment or cancellation is permitted except in accordance with the express terms of this Agreement.

(d) No amount of a Commitment cancelled under this Agreement may subsequently be reinstated.
No amount prepaid under Facility A on or after the Facility A Term Date or under Facility B at any time may subsequently be re-borrowed. Subject to the terms of this Agreement, amounts prepaid under Facility A before the Facility A Term Date may be reborrowed and amounts prepaid under Facility C at any time may be reborrowed.

8.      INTEREST PERIODS
8.1     General
(a) Each Facility A Loan shall have one Interest Period only unless that Interest Period would end after the Facility A Term Date, in which case it shall have successive Interest Periods.

(b)     Each Facility B Loan shall have successive Interest
Periods.

(c)     Each Facility C Loan shall have one Interest Period only.

(d)     (i)     Any Interest Period for a Facility A Loan which
would otherwise end during the week
preceding, or extend beyond, the Facility A Repayment Date shall be of such duration that it shall end on the Facility A Repayment Date.

(ii)    Any Interest Period for a Facility B Loan or a Facility C
Loan which would otherwise
end during the week preceding, or extend beyond, the Repayment
Date shall be of such
duration that it shall end on the Repayment Date.

8.2     Selection
(a) A Borrower may select an Interest Period for a Loan in either the relevant Request or, if (in the case of a Facility A Loan after the Facility A Term Date or a Facility B Loan) the Loan has been borrowed, a notice received by the Agent not later than
11.00 a.m. on the Business Day
before the commencement of that Interest Period. Each Interest Period for a Loan will commence on its Drawdown Date or (in the case of a Facility A Loan after the Facility A Term
Date or a Facility B Loan which (in either case) has already been borrowed) the expiry of its preceding Interest Period.

(b) Subject to the following provisions of this Clause 8, each Interest Period will be either an approved duration or an optional duration as so selected under paragraph (a) above.

In this Clause 8:-

"approved duration" means one, two, three or six months; and

"optional duration" means any other period agreed by the Banks.

(c) If a Borrower fails to select an Interest Period for an outstanding Facility A Loan after the Facility A Term Date or a Facility B Loan in accordance with paragraph (a) above, that
Interest Period will, subject to the other provisions of this Clause 8, be three months.

(d) No Interest Period for a Facility A Loan may extend beyond the Facility A Repayment Date.
No Interest Period for a Facility B Loan or a Facility C Loan may extend beyond the
Repayment Date.

(e) The Borrowers may not select an Interest Period in excess of one month during the Syndication
Period.

8.3     Selection of an optional duration
(a) If a Borrower selects an Interest Period of an optional duration, it may also select an Interest
Period of an approved duration to apply if the selection of an optional duration becomes ineffective in accordance with paragraph (b) below.

(b)     If:-

(i) a Borrower requests an Interest Period of an optional duration; and

(ii) the Agent notifies that Borrower not later than 10.30 a.m. on the first Business Day of that Interest Period that matching deposits are not available to the Reference Banks in the London interbank market to fund the Loan for that Interest
Period,

the Interest Period for that Loan shall be the alternative period so specified or, in the absence of any alternative selection, one month.

8.4     Non-Business Days
	If an Interest Period would otherwise end on a day which is not a Business Day, that Interest
Period shall instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

8.5     Consolidation and splitting
(a) Notwithstanding Clause 8.2 (Selection), if YPG so requests at any time after the Facility A
Term Date, the Facility A Loans outstanding after the Facility A
Term Date shall be
consolidated and/or split in accordance within the directions of YPG.

(b)     Notwithstanding Clause 8.2 (Selection), the first
Interest Period for each Facility B Loan shall end on the same day as the current Interest Period for any other
Facility B Loan.  On the last
day of those Interest Periods, those Loans shall be consolidated and treated as one Loan.

(c) YPG may, subject to Clause 2.1(b) (Facilities) , in any notice selecting an Interest Period for an outstanding Facility B Loan under Clause 8.2 (Selection), direct that the Facility B Loan in question shall, at the beginning of that Interest Period be divided into (and thereafter be treated for all purposes under this Agreement as) two Facility B Loans in such amount each being a minimum of (POUND)25,000,000 and an integral multiple of (POUND)5,000,000 as YPG shall specify and on the first day of the Interest Period to which that notice relates those Facility B Loans shall be so divided.

8.6     Other adjustments
The Agent and any Borrower may enter into such other arrangements as they may agree for the adjustment of Interest Periods and the consolidation and/or splitting of Facility A Loans (after the Facility A Term Date and the Facility B Loans. Any such arrangements shall be notified to the relevant Banks by the Agent and shall be binding on them.

8.7     Notification
The Agent shall notify each relevant Party of the duration of each Interest Period promptly after ascertaining its duration.

9.      INTEREST
9.1     Interest rate
The rate of interest on each Loan for each of its Interest
Periods is the rate per annum
determined by the Agent to be the aggregate of the applicable:-

(a)     Margin;

(b)     LIBOR; and

(c)     Mandatory Cost.

9.2     Due dates
Except as otherwise provided in this Agreement, accrued interest on each Loan is payable by the relevant Borrower on the last day of each Interest Period for that Loan and also, if the Interest Period is longer than 6 months, on the date falling 6 months after the first day of that Interest Period.

9.3     Default interest
(a) If a Borrower fails to pay any amount payable by it under this Agreement, it shall forthwith on demand by the Agent pay interest on the overdue amount from the due date up to the date of actual payment, as well after as before judgment, at a rate (the "default rate") determined by the Agent to be 1 per cent. per annum above the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan for such successive
Interest Periods of such duration as the Agent may determine (each a "Designated Interest
Period").

(b) The default rate will be determined by the Agent on each Business Day or the first day of, or two Business Days before the first day of, the relevant
Designated Interest Period, as
appropriate.

(c) If the default rate is to be calculated by reference to LIBOR and no rates are being quoted on the Telerate Screen or the Reuters Screen and the Agent determines that deposits of the overdue amount are not at the relevant time being made available by the Reference Banks to leading banks in the London interbank market, the default rate will be determined by reference to the cost of funds to the Agent from whatever sources it may select.

(d) Default interest will be compounded at the end of each Designated Interest Period.

9.4     Margin adjustment
The Margin shall be determined by reference to the most recently delivered certificate under
Clause 16.2(c) (Financial information). If that certificate shows that a change in the applicable
Margin is required, that change shall take effect within three Business Days of the delivery of that certificate to the Agent for all Loans which are outstanding or which are to be made. That
Margin shall apply until the next change in the Margin following delivery of a certificate under
Clause 16.2(c) (Financial information) which shows that a further change in the Margin is required.

9.5     Notification
The Agent shall promptly notify each relevant Party of each determination of each rate of interest under this Agreement.

10.     PAYMENTS
10.1    Place
All payments under the Finance Documents by a Borrower or a Bank shall be made to the
Agent to its account at such office or bank in the U.K. as it may notify to that Borrower or
Bank for this purpose.

10.2    Funds
Payments under the Finance Documents to the Agent shall be made for value on the due date at such times and in such funds as the Agent may specify as being customary at the time for the settlement of transactions in sterling.

10.3    Distribution
(a) Each payment received by the Agent under the Finance Documents for another Party shall, subject to paragraphs (b) and (c) below, be made available by the Agent to that Party by payment (on the date and in the currency and funds of receipt) to its account with such bank in the principal financial centre of the country of the relevant currency as it may notify to the Agent for this purpose by not less than five Business Days' prior notice.

(b) The Agent may apply any amount received by it for a Borrower in or towards payment (on the date and in the currency and funds of receipt) of any amount due from a Borrower under this
Agreement or in or towards the purchase of any amount of any currency to be so applied.

(c) Where a sum is to be paid under this Agreement to the Agent under the Finance Documents for another Party, the Agent is not obliged to pay that sum to that Party until it has established that it has actually received that sum. The Agent may, however, assume that the sum has been paid to it in accordance with this Agreement and, in reliance on that assumption, make available to that Party a corresponding amount. If the sum has not been made available but the Agent has paid a corresponding amount to another Party, that Party shall refund the corresponding amount within three Business Days of demand, together with interest on that amount from the date of payment to the date of receipt, calculated at a rate determined by the Agent to reflect its cost of funds.

10.4    Currency
(a) Amounts payable in respect of costs, expenses and taxes and the like are payable in the currency in which they are incurred.

(b) Any other amount payable under the Finance Documents is, except as otherwise provided in the Finance Documents, payable in sterling.

10.5    Set-off and counterclaim
All payments made by a Borrower under the Finance Documents shall be made without set-off or counterclaim.

10.6    Non-Business Days
(a) If a payment under the Finance Documents is due on a day which is not a Business Day, the due date for that payment shall instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b) During any extension of the due date for payment of any principal under this Agreement interest is payable on that principal at the rate payable on the original due date.

10.7    Partial payments
(a) If the Agent receives a payment insufficient to discharge all the amounts then due and payable by the Borrowers under this Agreement, the Agent shall apply that payment towards the obligations of the Obligors under this Agreement in the following order:-

(i) first, in or towards payment pro rata of any unpaid fees, costs and expenses of the
Agent under this Agreement;

(ii) secondly, in or towards payment pro rata of any accrued interest due but unpaid under this Agreement;

(iii) thirdly, in or towards payment pro rata of any principal due but unpaid under this
Agreement; and

(iv) fourthly, in or towards payment pro rata of any other sum due but unpaid under the
Finance Documents.

(b) The Agent shall, if so directed by all the Banks, vary the order set out in sub-paragraphs (a)(ii) to (iv) above.

(c) Paragraphs (a) and (b) above will override any appropriation made by a Borrower.

11.     TAXES
11.1    Gross-up
Subject to Clause 11.4 (Exceptions from gross-up), each payment to be made by a Borrower under this Agreement shall be made free and clear of and without deduction or withholding
(whether for or on account of tax or otherwise) unless the relevant Borrower is required by law to make such a payment subject to such deduction or withholding in respect of any taxes imposed by laws of the United Kingdom or any federation or association of sovereign states of which the United Kingdom is a member ("Relevant Taxes"). If any Relevant Tax or amounts in respect of Relevant Tax must be deducted, or any other deductions must be made, from any amounts payable or paid by a Borrower, or paid or payable by the Agent to a Bank, under the Finance Documents, that Borrower shall (subject as provided in this Clause) increase the sum payable to the extent necessary to ensure that, after the making of such deduction or withholding, the relevant Bank receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

11.2    Tax receipts
Within 30 days after paying any sum from which it is required by law to make any deduction or withholding, the relevant Borrower shall deliver to the Agent for the relevant Bank evidence satisfactory to that Bank of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authority (a receipt by the relevant taxing or other authority being deemed to be such evidence).

11.3    Tax credits
If a Borrower makes a payment under Clause 11.1 (Gross-up) for the account of a Bank and that Bank determines that it has received or been granted a credit against or relief or remission for, or repayment of, any tax paid or payable by it in respect of or calculated with reference to the deduction or withholding under Clause 11.1 (Gross-up) that Bank shall, to the extent that it can do so without prejudice to the retention of the amount of such credit, relief, remission or repayment, pay to that Borrower such amount as that Bank determines is attributable to such deduction or withholding under Clause 11.1 (Gross-up) and which will leave that Bank (after such payment) in no better or worse position than it would have been in if that Borrower had not been required to make such deduction or withholding under Clause 11.1 (Gross-up).
Nothing in this Clause 11.3 shall interfere with the right of a Bank to arrange its tax affairs in whatever manner it thinks fit nor oblige a Bank to disclose any information relating to its tax affairs or any computations in respect thereof.

11.4    Exceptions from gross-up
(a)     If:

(i)     a Bank is not or ceases to be a Qualifying Bank; and

(ii)    as a result a Borrower is required to deduct or withhold
United Kingdom income tax in
respect of payments of interest to be made by that Borrower to that Bank under this
Agreement,

then that Borrower shall not be liable to pay under Clause 11.1 (Gross-up) in respect of any such payment of interest any amount in excess of the amount it would have been obliged to pay if that Bank were a Qualifying Bank provided that this Clause
11.4 shall not apply if, after the
date of this Agreement any change occurs in, or in the official interpretation or application of, any relevant law or the practice of the United Kingdom Inland Revenue and as a result thereof that Bank is not or ceases to be a Qualifying Bank.

(b) The obligation of a Borrower to pay an additional amount under Clause 11.1 (Gross-up) shall not apply to the extent that the tax deducted is tax on the overall net income of a Bank save to the extent that such tax is in respect of the relevant payment from which the deduction must be made.

11.5    Notification
If at any time after the date of this Agreement a Bank is aware that it is not or will cease to be a Qualifying Bank (for whatever reason), it shall promptly notify the Borrowers through the
Agent.

12.     MARKET DISRUPTION
12.1    Absence of quotations
If LIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply an offered rate by 11.30 a.m. on the Drawdown Date, the applicable LIBOR shall, subject to Clause 12.2 (Market disruption), be determined on the basis of the quotations of the remaining Reference Banks.

12.2    Market disruption
If:

(a) LIBOR is to be determined by reference to the Reference Banks but no, or only one, Reference Bank supplies a rate by 11.30 a.m. on the Drawdown Date or the Agent otherwise determines that, by reason of circumstances affecting the London Interbank
Market generally and not specific to the Bank or Banks concerned, adequate and fair means do not exist for ascertaining LIBOR; or

(b) the Agent receives notification from Banks whose participations in a Loan exceed
50 per cent. of that Loan that, by reason of circumstances affecting the London
Interbank Market generally and not specific to the Bank or Banks concerned:-

(i) matching deposits will not be available to them in the London interbank market in the ordinary course of business to fund their participations in that Loan for the relevant Interest Period; or

(ii) the cost to them of matching deposits in the London interbank market would be in excess of LIBOR for the relevant Interest Period,

the Agent shall promptly notify each Borrower and the relevant
Banks of the fact and
that this Clause 12 is in operation.

12.3    Alternative basis
(a) If a notification under Clause 12.2 (Market disruption) applies to a Loan which has not been made:

(i)     that Loan shall still be made;

(ii) the first Interest Period of that Loan shall be one month; and

(iii) interest in respect of that Loan shall be calculated in accordance with paragraph (b) below.

(b) If a notification under Clause 12.2 (Market disruption) applies to a Loan which is made under paragraph (a) above or which is outstanding then, notwithstanding any other provision of this
Agreement:

(i) within five Business Days of receipt of the notification, the Borrower to which that was made and the Agent shall enter into negotiations for a period of not more than 30 days with a view to agreeing an alternative basis for determining the rate of interest and/or funding applicable to that Loan and/or any other Loans;

(ii) if no alternative basis is agreed, the Agent shall certify on or before the last day of the Interest Period to which the notification relates an alternative basis for maintaining that
Loan, which shall be binding on the relevant Borrower; and

(iii) any such alternative basis may include an alternative method of fixing the interest rate, alternative Interest Periods or alternative currencies but it must reflect the cost to the Banks of funding the Loan from whatever sources they may select plus the Margin plus any Mandatory Cost.

(c) The Agent shall consult with the relevant Borrower or Borrowers at least once every 14 days after the occurrence and during the continuance of the circumstances specified in the foregoing provisions of this Clause 12 with a view to reverting to the normal provisions for the determination of the rates of interest applicable to any Loan.

13.     INCREASED COSTS
13.1    Increased costs
(a) Subject to Clause 13.2 (Exceptions), the Borrowers shall within five Business Days of a demand by a Bank pay to that Bank the amount of any increased cost incurred by it or its holding company as a result of any change in or change in the interpretation or application of any law or regulation (including any law or regulation relating to taxation, or reserve asset, special deposit, cash ratio, liquidity or capital adequacy requirements or any other form of banking or monetary control). Any such demand shall set out in reasonable detail the calculation and the cause of the amounts claimed and contain confirmation that the affected
Bank is taking the same approach in relation to the majority of its other facilities of a similar nature.

(b)     In this Agreement "increased cost" means:

(i) an additional cost incurred by a Bank or its holding company as a result of that Bank having entered into, or performing, maintaining or funding its obligations under, this
Agreement; or

(ii) that portion of an additional cost incurred by a Bank or its holding company in that
Bank making, funding or maintaining all or any advances comprised in a class of advances formed by or including the Loans made or to be made under this Agreement as is attributable to it or its holding company in that Bank making, funding or maintaining the Loans; or

(iii) a reduction in any amount payable to a Bank or its holding company or the effective return to a Bank or its holding company under this Agreement or on its capital; or

(iv) the amount of any payment made by a Bank or its holding company, or the amount of any interest or other return foregone by a Bank or its holding company, calculated by reference to any amount received or receivable by a Bank under this Agreement.

13.2    Exceptions
Clause 13.1 (Increased costs) does not apply to any increased cost:-

(a)     compensated for by the payment of the Mandatory Cost;

(b) compensated for by the operation of Clause 11 (Taxes) or which would have been compensated under that Clause but for the operation of Clause
11.4 (Exceptions from
gross-up);

(c) attributable to any change in the rate of tax on the overall net income of a Bank;

(d) occurring as a result of any negligence or default of a Bank, including, without limitation, a breach by a Bank of any fiscal, monetary or capital adequacy limit imposed on it by any law or regulation; or

(e) occurring as a result of a transfer or novation of a Bank's rights or obligations under this Agreement; or

(f) any increased cost attributable to any implementation of the proposals contained in any of:-

(i)     the statement of the Basle Committee on Banking
Regulations and Supervisory
Practices dated July 1988 and entitled "International Convergence of Capital
Measurement and Capital Standards"; or

(ii) the EC Solvency Ratio Directive, EC Own Funds Directive, or EC Capital
Adequacy Directive or any law, regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental body, central bank, agency, department, regulatory, self-regulatory or other authority in any jurisdiction, implementing, applying or supplementing any of them with which a Bank complies or is required to comply, in each case as published before the date of this Agreement unless it results from any change in, or change in the interpretation of or application of, that statement, Directive, law, regulation, rule, official directive, request or guideline after the date of this
Agreement.

14.     ILLEGALITY AND MITIGATION
14.1    Illegality
If it is or becomes unlawful in any jurisdiction for a Bank to give effect to any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan, then:-

(a) that Bank may notify each Borrower through the Agent accordingly; and

(b)     (i)     each Borrower shall forthwith prepay the
participations of that Bank in all or
part of the Loans made to it to the extent necessary to avoid the relevant illegality, together with accrued interest on that portion of those Loans; and

(ii) the undrawn Commitments of that Bank shall be reduced to such amount as would be lawful or (if no such amount would be lawful) to zero,

in each case, on or before the last day before the relevant unlawfulness takes effect.

14.2    Mitigation
If circumstances arise which would, or would on the giving of notice, result in:-

(a)     any additional amounts becoming payable under Clause 11
(Taxes); or

(b) any amount becoming payable under Clause 13 (Increased costs); or

(c) any prepayment, early payment or cancellation under Clause 14.1 (Illegality),

then, without limiting the obligations of the Borrowers under this Agreement and without prejudice to the terms of Clauses 11 (Taxes), 13 (Increased costs) and 14.1 (Illegality), the affected Finance Party may, in consultation with the relevant Borrower or Borrowers, take such steps as may reasonably be open to it to mitigate or remove such circumstance, including
(without limitation) the transfer of its rights and obligations under this Agreement to another branch or another bank or financial institution acceptable to the Borrowers, unless to do so would (in the sole opinion of the affected Finance Party) be prejudicial to it.

15.     REPRESENTATIONS AND WARRANTIES
15.1    Representations and warranties
Each Borrower makes the representations and warranties set out in this Clause 15
(Representations and warranties) to each Finance Party.

15.2    Status
(a) It is a limited liability company, duly incorporated and validly existing under the laws of England;

(b) each member of the Group has the power to own its assets and carry on its business as it is being conducted;

(c)     (i)     YH is the direct, wholly owned, Subsidiary of
YPG; and

(ii)    YEG is the direct, wholly owned, Subsidiary of YH; and

(d) Each Licence Holder has been duly licensed and authorised by the Secretary of State under
Section 6(I)(c) of the Act for the generation, distribution and/or supply of electricity and the Licence is in full force and effect.

15.3    Powers and authority
It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, the Finance Documents to which it is or will be a party and the transactions contemplated by those Finance Documents.

15.4    Legal validity
Except as stated in any qualifications as to matters of law in any legal opinion referred to in
Schedule 2, each Finance Document to which it is or will be a party constitutes, or when executed in accordance with its terms will constitute, its legal, valid and binding obligation.

15.5    Non-conflict
(a) The entry into and performance by it of, and the transactions contemplated by, the Finance
Documents do not and will not conflict with the Licence in any material respect.

(b) The entry into and performance by it of, and the transactions contemplated by, the Finance
Documents do not and will not:-

(i) conflict with any law or regulation or authorisation or judicial or official order in any material respect; or

(ii) conflict with the constitutional documents of any member of the Group; or

(iii) conflict with the Licence or any document which is binding upon any member of the Group or any asset of any member of the Group to an extent or in a manner which would have a Material Adverse Effect.

15.6    No default
No Event of Default or Default is outstanding which has not been remedied or waived or would result from the making of any Loan.

15.7    Authorisations
All authorisations which are necessary for the entry into, performance and validity of, and the transactions contemplated by, the Finance Documents have been obtained or effected (as appropriate) and are in full force and effect.

15.8    Accounts
	On and from the date that audited consolidated accounts of the Group are first delivered to the Agent under Clause 16.2 (Financial information), the audited consolidated accounts of the
Group most recently delivered to the Agent:-

(a) have been prepared in accordance with accounting principles and practices generally accepted in the United Kingdom; and

(b) (in conjunction with the notes thereto) give a true and fair view of the consolidated financial condition of the Group as at the date to which they were drawn up.

15.9    Material adverse change
	Since the date as at which the most recent audited consolidated financial statements of YPG were stated to be prepared, there has been no material adverse change in the financial condition of Group taken as a whole.

15.10   Litigation
Save as disclosed in writing to the Agent prior to the date of this Agreement no litigation or arbitration is current or, to its knowledge, pending or has been threatened in writing, which are likely to be determined adversely to it and, if so determined, might reasonably be likely to have a Material Adverse Effect.

15.11   Licence
(a) The Licence is in full force and effect and there exist no material breaches of the terms of the Licence.

(b) There are no circumstances in existence which would be likely to lead the Director General or the Secretary of State to seek to revoke the Licence except in each case where the relevant event or circumstances would not have a Material Adverse Effect.

(c)     YEG has not breached:

(i) any requirement of the Act or any regulations made thereunder; or

(ii) any other statutory requirement or any final order or confirmed provisional order in each case made under the Act; or

(iii) any undertaking given by it to the Director General or the Secretary of State in relation to the conduct of its business as a generator of electricity or as a public electricity supplier (as the case may be), the consequence of which is reasonably likely to have a Material
Adverse Effect.

(d) Neither the Director General nor the Secretary of State has given notice to revoke a Licence.

(e) Save as described in writing to the Agent no amendment of any of the terms of a Licence has been made or proposed which is reasonably likely to have a Material Adverse Effect.

15.12   Information
To the best of the knowledge of the Borrowers after due enquiry:

(a) the factual information contained in Sections 4, 5 and 6 of the Information
Memorandum (other than the information referred to in paragraph
(b) below) was true
in all material respects as at its date;

(b)     the factual information contained in the Information
Memorandum which has been
taken from the SEC filing dated 3rd June, 1998 was true in all material respects as at the date of that SEC filing;

(c) all estimates and projections contained in the Information Memorandum were prepared by the Borrowers based upon assumptions that the Borrowers considered to be reasonable as at the date of their preparation and on the basis of information available to the Borrowers provided by third parties the Borrowers believed, in each case, to be reliable, except that no representation is made that these estimates or projections will be achieved;

(d) the Information Memorandum did not omit as at its date any information which renders the information contained in it untrue or misleading in any material respect; and

(e) as at the date of the Credit Agreement, nothing has occurred since the date of the Information Memorandum which renders the factual information contained in
Sections 4, 5 and 6 of the Information Memorandum untrue or misleading in any material respect.

15.13   Times for making representations and warranties
The representations and warranties set out in this Clause 15
(Representations and warranties):-

(a)     are made on the date of this Agreement; and

(b) (other than the representations in Clauses 15.2(d) (Status), 15.5(a) (Non-conflict), 15.9
(Material adverse change), 15.10 (Litigation), 15.11(c) to (e)
(Licence) and 15.12
(Information)) are deemed to be repeated by each Borrower on the date of each
Request made by it and the first day of each Interest Period of a Loan made to it with reference to the facts and circumstances then existing but as if the words in
Clause 15.6 (No default) "or Default" had been deleted.

16.     UNDERTAKINGS
16.1    Duration
The undertakings in this Clause 16 (Undertakings) remain in force from the date of this
Agreement for so long as any amount is or may be outstanding under this Agreement or any
Commitment is in force.

16.2    Financial information
YPG shall supply to the Agent (with sufficient copies for all the Banks):-

(a) as soon as the same are available (and in any event within 180 days of the end of each of its financial years), the audited consolidated accounts of the Group for that financial year;

(b) as soon as the same are available (and in any event within 90 days of the end of the first half-year of each of its financial years), the unaudited consolidated accounts of the
Group for that half-year; and

(c) together with the accounts specified in paragraphs (a) and (b) above, a certificate signed by two of its directors on its behalf setting out in reasonable detail computations establishing compliance with Clause 16.17 (Financial covenants);
and

(d) as soon as the same are available (and in any case within 60 days of the end of each relevant financial quarter of each of its financial years), the unaudited quarterly accounts required to be registered with the U.S. Securities and Exchange Commission, and all such accounts supplied under paragraphs (a) or (b) above shall be prepared in accordance with accounting principles generally accepted in the United Kingdom.

16.3    Information - Miscellaneous
Each Borrower shall supply to the Agent (with sufficient copies for all the Banks, if the Agent so requests):-

(a) all documents despatched by it to its creditors generally or (if it is not a close company within the meaning of Section 414 of the Income and Corporation
Taxes Act, 1988) to
its shareholders generally (or any class of its shareholders generally) at the same time as they are despatched;

(b) promptly upon becoming aware of them, details of any litigation, arbitration or administrative proceedings which are current, threatened in writing or pending, and which if they had been current or threatened in writing on the date of this Agreement would have resulted in the representation in Clause 15.10 (Litigation) being incorrect in any material respect; and

(c) promptly upon becoming aware that any modifications to the Licence are being proposed by the Director General or the Secretary of State, reasonable details thereof, to be updated from time to time to reflect any changes, provided that such details shall be required to be reported to the Agent hereunder, only to the extent that if such proposed modifications were to be made to the Licence, compliance with such modification or undertaking would have a Material Adverse Effect.

16.4    Notification of Default
Each Borrower shall notify the Agent of any Default or Event of Default affecting it (and the steps, if any, being taken to remedy it) promptly upon its occurrence.

16.5    Compliance certificates
Each Borrower shall supply to the Agent:-

(a)     together with the accounts specified in Clause 16.2(a)
(Financial information); and

(b) promptly if the Agent so requests (but no more often than twice in a calendar year
(excluding the certificate under paragraph (a) above)),

a certificate signed by two of its directors on its behalf certifying that no Default is outstanding or, if a Default is outstanding, specifying the Default and the steps, if any, being taken to remedy it.

16.6    Authorisations
Each Borrower shall:-

(a) use all reasonable endeavours to obtain, maintain and comply in all material respects with the terms of; and

(b)     (if requested) supply certified copies to the Agent of,

any authorisation required under any law or regulation to enable it to perform its obligations under, or for the validity or admissibility in evidence of, any Finance Document.

16.7    Pari passu ranking
Each Borrower shall procure that its obligations under the Finance Documents do and will rank at least pari passu with all its other present and future unsecured obligations, except for taxes, national insurance contributions, local or water authority rates and employee remuneration and benefits which are mandatorily preferred by law applying to companies generally or by the Act.

16.8    Negative pledge
(a) No Borrower shall, and YPG shall procure that no Subsidiary will, create or permit to subsist any Security Interest on any of its assets.

(b)     (i)     YPG shall not create or permit to subsist any
Security Interest on any of its shares in or loans to YH; and

(ii)    YH shall not create or permit to subsist any Security
Interest in any of its shares in or
loans to YEG.

(c)     Paragraph (a) does not apply to Permitted Security
Interests or to Security Interests arising under the Act.

16.9    Transactions similar to security
Neither YPG nor YH shall:-

(a) sell, transfer or otherwise dispose of any of its assets on terms whereby it is or may be leased to or re-acquired or acquired by a member of the Group or any of its related entities; or

(b) (except as permitted under Clause 16.10 (Disposals)) sell, transfer or otherwise dispose of any of its receivables on recourse terms, except for the discounting of bills or notes in the ordinary course of trading, in circumstances where the transaction is entered into primarily as a method of raising finance or of financing the acquisition of an asset.

16.10   Disposals
(a) YPG will not sell, transfer or otherwise dispose of or cease to exercise direct control over any of its shares in YH.

(b) YH will not sell, transfer or otherwise dispose of or cease to exercise direct control over any of its shares in YEG.

(c) Neither YPG nor YH will dispose of all or any material part of its other assets.

(d) YEG shall not, and shall procure that no other Subsidiary of YEG shall, either in a single transaction or in a series of transactions, whether related or not and whether voluntarily or involuntarily, sell, transfer, grant or lease or otherwise dispose of all or any substantial part of the assets of YEG and its Subsidiaries.

Paragraphs (c) and (d) above do not apply to:

(i) sales, conveyances, transfers or other disposals in the ordinary course of business on arm's length terms or otherwise at market value; or

(ii) sales, conveyances, transfers or other disposals the aggregate book value of which is at the time of the final such disposal in any financial year 7.5 per cent. or less of Adjusted
Share Capital and Reserves (less the Preferred Securities); or

(iii) disposals to another member of the Group provided that such disposals shall only be made to:

(A)     another Borrower;

(B)     a wholly owned Subsidiary of a Borrower;

(C) another person who immediately after such disposal becomes a wholly owned subsidiary of a Borrower; or

(D) another member of the Group if the interest of YEG in that transferee is no less than its interest in the transferor; or

(iv) disposals of assets in exchange for other assets similar as to type and value or where all or a substantial part of the net proceeds of such disposal are used within 60 days of the disposal (or such longer period as the Majority Banks may agree) in the acquisition of such assets; or

(v) disposals of cash raised or borrowed or temporary investments representing surplus funds; or

(vi) the expenditure of cash in the ordinary course of business including, without limitation, for the repayment of any debt or the acquisition of any asset; or

(vii) the payment of any dividend or distribution whatsoever and whether extraordinary or special in nature or otherwise, in each case, in cash or in specie; or

(viii) disposals on normal commercial terms of old and/or obsolete plant or equipment; or

(ix)    any distribution of the surplus assets of a Subsidiary
(not being a Principal Subsidiary)
in a liquidation or winding up not involving insolvency; or

(x) disposals (with or without recourse) of receivables at arm's length and on normal commercial terms (or by way of securitisation or monetisation) provided that:

(A) the majority of the proceeds from that disposal are used to repay the Facilities in the following order:

first, Facility A;

second, any other Loan owing by YPG;

third, any other Facility designated by YPG; and

(B) that disposal would not of itself be reasonably likely to result in a breach of
YPG's obligations under Clause 16.17 (Financial covenants) either at the time of the disposal or following the disposal; or

(xi)    the sale at arm's length of any of the shares in Ionica
PLC owned by YEG; or

(xii) the sale at arm's length or otherwise at market value of the power generation assets owned by members of the Group; or

(xiii)  with the prior written consent of the Majority Banks.

16.11   Change of business
Unless the Agent (acting on the instructions of the Majority Banks) otherwise agrees or the change arises by operation of law, YPG shall not permit the Group as a whole to make any substantial change in the nature of its business as a distributor and/or supplier of electricity within its authorised area which, when taken together, would account for more than 10 per cent. of the consolidated gross assets and/or turnover of the Group.

16.12   Restriction on Borrowings
(a) No member of the Group will incur or have outstanding any Borrowings other than:

(i)     under the Finance Documents;

(ii) for the purpose of refinancing the Facilities in full on the date on which such
Borrowings are first utilised;

(iii) for the purpose of refinancing part of the Facility so long as all utilisations of such Borrowings shall be applied first to repay outstanding Facility A Loans (and if any portion of the Borrowings referred to above remains unused after the Facility A Loans have been repaid or prepaid in full, an amount of the Facility B Commitments equal to the amount of that portion shall be cancelled);

(iv) Borrowings owing by one member of the Group to another member of the Group;

(v)     Subordinated Debt;

(vi) in the case of YPG and its Subsidiaries, Borrowings secured under paragraph (c) of the definition of Permitted Security Interests up to the amount set out in sub-paragraph (c)(i) of that definition unless that Security Interest is to be discharged under sub-paragraph (c)(ii) of that definition;

(vii) in the case of YPG and its Subsidiaries, Borrowings under any recourse disposal of receivables where that disposal is permitted under Clause
16.10(d)(x) (Disposals);

(viii)  Project Finance Borrowings;

(ix) in the case of YPG and its Subsidiaries (other than YEG and its Subsidiaries) any
Borrowings existing at the date of this Agreement or any refinancing of those
Borrowings, provided that the principal amount of those Borrowings is not increased;

(x)     with the prior written consent of the Majority Banks; or

(xi) any other Borrowings of YEG or any of its Subsidiaries in an amount which, after deducting Investments of YEG or any of its Subsidiaries do not exceed in aggregate
(POUND)700,000,000 (including under the Finance Documents and the YEG Facility).

(b)     YH shall not guarantee any Borrowings of Yorkshire Power
Finance Limited.

16.13   Environmental Matters
The Borrowers will ensure that each member of the Group will:

(a) obtain all necessary Environmental Licences and comply in all material respects with
(i) the terms and conditions of all Environmental Licences applicable to it and (ii) all other applicable Environmental Laws in each case where failure to do so would have a
Material Adverse Effect;

(b) promptly upon receipt of the same, notify the Agent of any claim, notice or other communication served on it in respect of any alleged breach of or corrective or remedial obligation or liability under any Environmental Law which would or would be likely to or (in the case of an alleged breach), if substantiated, would have a Material
Adverse Effect.

16.14   Company distributions etc.
Subject to:

(a) compliance with all applicable laws, directives and consents (including, without limitation, the Act and the conditions of the Licence) by YEG or, as the case may be, the relevant Subsidiary; and

(b) retention of cash by YEG or, as the case may be, the relevant Subsidiary to meet its projected cash requirements,

YEG shall not enter into any agreement prohibiting it from, and YPG will use all reasonable endeavours to procure that each other member of the Group does distribute, lend or otherwise transfer so as to be received directly or indirectly by any Borrower, such cash from time to time as may be required from time to time to meet and provide for any Borrower's payment obligations under the Finance Documents, save to the extent to which funds for that purpose are provided from another source.

16.15   Licence
(a)     To the extent that there would otherwise be a Material
Adverse Effect, YEG shall, and shall
ensure that each Licence Holder shall, comply with all terms and conditions of the Licence and with the requirements of all laws, rules, regulations, orders and other requirements for the time being of the Secretary of State and the Director General applicable to each Licence Holder with which it is obliged to comply; and

(b) YEG will promptly notify the Agent of any amendments to the Licence occurring after the date of this Agreement (other than those of a minor and/or technical nature).

16.16   Change of basis
If, at any time, YPG changes or proposes to change in any material respect the basis upon which the Group's audited annual consolidated accounts are prepared (whether or not by reason of a change in accounting standards or otherwise), then:-

(a) YPG shall promptly notify the Agent of the change or proposed change;

(b) subject to paragraph (c) below, YPG shall calculate the financial covenants under
Clause 16.17 (Financial covenants) on the basis of the accounting standards used for the Original Group Accounts and shall provide appropriate calculations with the certificates delivered under Clause 16.2(c) (Financial information) to show the reconciliations and adjustments that have been made as a result of the change in accounting standards; and

(c)     if YPG so requests at any time:

(i) YPG and the Agent shall enter into discussions for a period of not more than
45 days with a view to agreeing the amendments which would be required to be made to Clause 16.17 (Financial Covenants) to procure that, so far as possible, the Borrowers and the Banks are in no worse position than they would have been in if the change in accounting standards had not occurred;

(ii) any agreement between YPG and the Agent under sub-paragraph (i) above shall be, with the prior consent of the Majority Banks, binding on all the
Parties; and

(iii) if no agreement is reached under sub-paragraph (i) above, then YPG's auditors shall certify the amendments which would be required to be made to this
Agreement to place YPG, the Borrowers and the Banks in the same position they would have been in if the change had not taken place; a certificate of the auditors in accordance with the above will, in the absence of manifest error, be binding on all the Parties.

16.17   Financial covenants
YPG shall procure that:

(a) the ratio of Debt of the Group to Capitalisation does not at any time exceed 75 per cent.; and

(b)     EBITDA for any Relevant Period shall not be less than
2.00 times Net Interest Payable
for that Relevant Period.

16.18   Licence undertakings
YEG shall promptly supply to the Agent:

(a) copies of all notices or orders served on it by the Director General or the Secretary of State in exercise of the powers conferred on him by the Act to the extent the same might reasonably be expected to have a Material Adverse Effect;

(b) details of any references relating to it to the Monopolies and Mergers Commission after the date of this Agreement; and

(c) details of the exercise by the Secretary of State or the Director General of the powers conferred on them by the Fair Trading Act 1973, the Competition Act 1980 and/or
Section 12 of the Act relating to it or any business carried on by it and regulated thereby.
17.     DEFAULT
17.1    Events of Default
Each of the events set out in Clauses 17.2 (Non-payment) to 17.16 (Expropriation) (inclusive) is an Event of Default (whether or not caused by any reason whatsoever outside the control of any Borrower or any other person).

17.2    Non-payment
A Borrower does not pay any amount payable by it under the Finance Documents on the due date at the place at and in the currency in which it is expressed to be payable and, but only if such failure is due solely to administrative error or technical difficulties, such non payment is not remedied within 3 Business Days.

17.3    Breach of other obligations
(a)     YPG does not comply with the provisions of Clause 16.17
(Financial covenants).

(b) A Borrower does not comply with any provision of the Finance Documents (other than those referred to in paragraph (a) above or Clause 17.2 (Non-payment)) and such default, if capable of remedy, is not remedied within 25 days after the earlier of the date upon which that
Borrower became aware of the same and the date on which that Borrower receives notice from the Agent requiring remedy.

17.4    Misrepresentation
A representation, warranty or statement made or repeated in or in connection with any Finance
Document or in any document delivered by or on behalf of a Borrower under or in connection with any Finance Document is incorrect in any respect when made or deemed to be made or repeated.

17.5    Cross-default
(a) Any Borrowings of a member of the Group are not paid when due; or

(b) an event of default howsoever described occurs under any document relating to Borrowings of a member of the Group and any financier to which those Borrowings are owed takes any step to improve its commercial position, whether by charging a fee not provided for in the original document evidencing those Borrowings, or seeking more onerous provisions in that document;
or

(c) any Borrowings of a member of the Group become prematurely due and payable or are placed on demand as a result of an event of default under the document relating to those Borrowings,

and the aggregate principal amount of Borrowings or amounts referred to in paragraphs (a) to
(c) (inclusive) above exceeds (POUND)15,000,000 or its equivalent in any other currency.

17.6    Administration
(a) A Borrower or any Principal Subsidiary passes an effective resolution to present an application for an administration order; or

(b) an application for an administration order in relation to a Borrower or a Principal Subsidiary is presented to the court unless the application is being contested in good faith on reasonable grounds by appropriate proceedings; or

(c) an administration order is made in relation to a Borrower or any Principal Subsidiary.

17.7    Insolvency
A Borrower or any Principal Subsidiary has any voluntary arrangement proposed in relation to it under Section 1 of the Insolvency Act 1986, or enters into any other composition, scheme of arrangement, compromise or arrangement involving such company and its respective creditors generally (other than for the purposes of reconstruction or amalgamation or other similar arrangement).

17.8    Insolvency proceedings
(a) A Borrower or any Principal Subsidiary passes an effective resolution for its winding up other than a resolution previously approved in writing by the Agent; or

(b) a petition for the winding up of a Borrower or any Principal Subsidiary is presented to the court and either:

(i) such company does not apply to the court within 30 days after the presentation of such petition requesting the court to refuse such petition; or

(ii) it does so apply but such petition is not refused by such court within 60 days after such application for the refusal of such petition or any such company becomes subject to a winding up order,

provided that nothing in this Clause 17.8 shall apply to a solvent reconstruction, amalgamation or reorganisation of a Principal Subsidiary.

17.9    Appointment of receivers and managers
Any liquidator, trustee in bankruptcy, compulsory manager, receiver, administrative receiver, administrator or the like is appointed in respect of a Borrower or any Principal Subsidiary or any material part of its assets or undertaking or the directors of a Borrower or a Principal
Subsidiary request the appointment of a liquidator, trustee in bankruptcy, compulsory manager, receiver, administrative receiver, administrator or the like (other than an appointment to which the Agent has approved pursuant to Clause 17.8 (Insolvency proceedings)).

17.10   Unlawfulness
It is or becomes unlawful for a Borrower to perform any of its obligations under the Finance
Documents.

17.11   Licence
(a) Any modification (other than a modification which is of a minor or technical nature) is made to the terms and conditions of the Licence and such modification would be expected to have a Material Adverse Effect; or

(b) the Licence (excluding any second tier supply licence) is surrendered by the Licence Holder or is revoked by the Secretary of State or a notice from the Secretary of State is given to that effect in accordance with its terms or it otherwise ceases to be in full force and effect and, in each case, the Licence is not replaced on substantially similar terms except where such surrender, cessation or revocation has been agreed between the Company and the Secretary of
State and consented to by the Majority Banks and provided that the giving of notice pursuant to paragraph 3 of Part 1 of the Licence shall not be deemed to constitute the revocation of the
Licence.

17.12   Pooling and Settlement Agreement
Any notice requiring YEG to cease to be a party to the Pooling and Settlement Agreement is given to YEG under clause 66.1.3 or 66.2.2 of the Pooling and Settlement Agreement, or YEG otherwise ceases to be a party to that agreement and the same has a Material Adverse Effect, unless YEG or any of its Subsidiaries enters into arrangements which replace the Pooling and
Settlement Agreement for electricity trading and settlement within the electricity industry and those replacement arrangements do not have a Material Adverse Effect.

17.13   Compliance with the Act
	YEG fails to comply with a final order (within the meaning of Section 25 of the Act) or with a provisional order (within the meaning of that section) which has been confirmed under that section (and not since been revoked) or any provisions of the Act detailing the rights, powers, authorities, obligations and duties of the Secretary of State or the Director General or the manner in or time at which they are to be exercised, are repealed or amended in a manner which has (or is likely to have) a Material Adverse Effect.

17.14   Ownership of YPG
More than 50 per cent. of the ordinary voting shares in the capital of YPG cease to be owned, directly or indirectly, by American Electric Power Company Inc.
or New Century Energies,
Inc. (or their respective wholly owned Subsidiaries) taken together.

17.15   Ownership of YH and YEG
(a) YH is not or ceases to be a direct or indirect wholly owned Subsidiary of YPG.

(b) YEG is not or ceases to be a direct or indirect wholly owned Subsidiary of YH.

17.16   Expropriation
All or a substantial part of the assets of a Borrower shall be seized, renationalised or expropriated by any governmental authority.

17.17   Acceleration
On and at any time after the occurrence of an Event of Default while the same is continuing, unremedied or unwaived the Agent may (and, shall if so directed by the Majority Banks), by notice to each of the Borrowers:

(a)     cancel the Total Commitments; and/or

(b) demand that all or part of the Loans, together with accrued interest and all other amounts accrued under this Agreement be immediately due and payable, whereupon they shall become immediately due and payable; and/or

(c) demand that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Agent acting on the instructions of the
Majority Banks.

18.     THE AGENT AND THE ARRANGERS
18.1    Appointment and duties of the Agent
(a) Each Finance Party (other than the Agent) irrevocably appoints the Agent to act as its agent under and in connection with the Finance Documents.

(b) Each Party appointing the Agent irrevocably authorizes the Agent on its behalf to:

(i) perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Finance Documents, together with any other incidental rights, powers and discretions; and

(ii) execute each Finance Document expressed to be executed by the Agent on that Party's behalf.

(c) The Agent shall have only those duties which are expressly specified in the Finance
Documents. Those duties are solely of a mechanical and administrative nature.

18.2    Role of the Arrangers
Except as otherwise provided in the Finance Documents, the Arrangers have no obligations of any kind to any other Finance Party under or in connection with any Finance Document.

18.3    Relationship
The relationship between the Agent and the other Finance Parties is that of agent and principal only. Nothing in this Agreement constitutes the Agent as trustee or fiduciary for any other
Party or any other person and the Agent need not hold in trust any moneys paid to it for a Party or be liable to account for interest on those moneys.

18.4    Majority Banks' instructions
(a) The Agent will be fully protected if it acts in accordance with the instructions of the Majority
Banks in connection with the exercise of any right, power or discretion or any matter not expressly provided for in the Finance Documents. Any such instructions given by the Majority
Banks will be binding on all the Banks. In the absence of such instructions the Agent may act as it considers to be in the best interests of all the Banks.

(b)     The Agent is not authorized to act on behalf of a Bank
(without first obtaining that Bank's
consent) in any legal or arbitration proceedings relating to any Finance Document.

18.5    Delegation
The Agent may act under the Finance Documents through its personnel and agents.

18.6    Responsibility for documentation
Neither the Agent nor the Arrangers are responsible to any other
Finance Party for:-

(a) the execution, genuineness, validity, enforceability or sufficiency of any Finance
Document or any other document;

(b)     the collectability of amounts payable under any Finance
Document; or

(c) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document (including the Information Memorandum).

18.7    Default
(a) The Agent is not obliged to monitor or enquire as to whether or not a Default has occurred.
The Agent will not be deemed to have knowledge of the occurrence of a Default. However, if the Agent receives notice from a Party referring to this Agreement, describing the Default and stating that the event is a Default, it shall promptly notify the Banks.

(b) The Agent may require the receipt of security satisfactory to it whether by way of payment in advance or otherwise, against any liability or loss which it will or may incur in taking any proceedings or action arising out of or in connection with any Finance Document before it commences these proceedings or takes that action.

18.8    Exoneration
(a) Without limiting paragraph (b) below, the Agent will not be liable to any other Finance Party for any action taken or not taken by it under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct.

(b) No Party may take any proceedings against any officer, employee or agent of the Agent in respect of any claim it might have against the Agent or in respect of any act or omission of any kind (including gross negligence or wilful misconduct) by that officer, employee or agent in relation to any Finance Document.

18.9    Reliance
The Agent may:-

(a) rely on any notice or document believed by it to be genuine and correct and to have been signed by, or with the authority of, the proper person;

(b) rely on any statement made by a director or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify; and

(c) engage, pay for and rely on legal or other professional advisers selected by it (including those in the Agent's employment and those representing a Party other than the Agent).

18.10   Credit approval and appraisal
Without affecting the responsibility of any Borrower for information supplied by it or on its behalf in connection with any Finance Document, each Bank confirms that it:-

(a) has made its own independent investigation and assessment of the financial condition and affairs of each Borrower and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Agent or the Arrangers in connection with any Finance
Document; and

(b) will continue to make its own independent appraisal of the creditworthiness of each
Borrower and its related entities while any amount is or may be outstanding under the
Finance Documents or any Commitment is in force.

18.11   Information
(a) The Agent shall promptly forward to the person concerned the original or a copy of any document which is delivered to the Agent by a Party for that person.

(b) The Agent shall promptly supply a Bank with a copy of each document received by the Agent under Clause 4 (Conditions precedent) upon the request and at the expense of that Bank.

(c) Except where this Agreement specifically provides otherwise, the Agent is not obliged to review or check the accuracy or completeness of any document it forwards to another Party.

(d)     Except as provided above, the Agent has no duty:-

(i) either initially or on a continuing basis to provide any Bank with any credit or other information concerning the financial condition or affairs of any Borrower or any related entity of any Borrower whether coming into its possession before, on or after the date of this Agreement; or

(ii) unless specifically requested to do so by a Bank in accordance with a Finance
Document, to request any certificates or other documents from any Borrower.

18.12   The Agent and the Arrangers individually
(a) If it is also a Bank, each of the Agent and each Arranger has the same rights and powers under this Agreement as any other Bank and may exercise those rights and powers as though it were not the Agent or an Arranger.

(b)     Each of the Agent and each Arranger may:-

(i) carry on any business with a Borrower or its related entities;

(ii) act as agent or trustee for, or in relation to any financing involving, a Borrower or its related entities; and

(iii) retain any profits or remuneration in connection with its activities under this
Agreement or in relation to any of the foregoing.

(c) In acting as the Agent, the agency division of the Agent will be treated as a separate entity from its other divisions and departments. Any information acquired by the Agent which, in its opinion, is acquired by it otherwise than in its capacity as the Agent may be treated as confidential by the Agent and will not be deemed to be information possessed by the Agent in its capacity as such.

(d) Each Borrower irrevocably authorizes the Agent to disclose to the other Finance Parties any information which is received by it in its capacity as the Agent.

(e) The Agent may deduct from any amount received by it for the Banks pro rata any unpaid fees, costs and expenses of the Agent incurred by it in connection with the Finance Documents.

18.13   Indemnities
(a) Without limiting the liability of any Borrower under the Finance Documents, each Bank shall forthwith on demand indemnify the Agent for that Bank's proportion of any liability or loss incurred by the Agent in any way relating to or arising out of its acting as the Agent, except to the extent that the liability or loss arises directly from the Agent's gross negligence or wilful misconduct.

(b) A Bank's proportion of the liability or loss set out in paragraph (a) above is the proportion which its participation in the Loans (if any) bear to all the Loans outstanding on the date of the demand. However, if there are no Loans outstanding on the date of demand, then the proportion will be the proportion which its Commitment bears to the Total Commitments at the date of demand or, if the Total Commitments have been cancelled, bore to the Total
Commitments immediately before being cancelled.

18.14   Compliance
(a) The Agent may refrain from doing anything which might, in its opinion, constitute a breach of any law or regulation or be otherwise actionable at the suit of any person, and may do anything which, in its opinion, is necessary or desirable to comply with any law or regulation of any jurisdiction.

(b) Without limiting paragraph (a) above, the Agent need not disclose any information relating to any Borrower or any of its related entities if the disclosure might, in the opinion of the Agent, constitute a breach of any law or regulation or any duty of secrecy or confidentiality or be otherwise actionable at the suit of any person.

18.15   Resignation of Agent
(a) Notwithstanding its irrevocable appointment, the Agent may resign by giving notice to the Banks and the Borrowers, in which case the Agent may forthwith appoint one of its Affiliates as successor Agent or, failing that, the Majority Banks may (after consultation with YPG) appoint a successor Agent.

(b) If the appointment of a successor Agent is to be made by the Majority Banks but they have not, within 30 days after notice of resignation, appointed a successor
Agent which accepts the
appointment, the retiring Agent may (after consultation with YPG) appoint a successor Agent.

(c) The resignation of the Agent and the appointment of any successor Agent will both become effective only upon the successor Agent notifying all the Parties that it accepts the appointment.
On giving the notification, the successor Agent will succeed to the position of the Agent and the term "Agent" will mean the successor Agent.

(d) The retiring Agent shall, at its own cost, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as the Agent under this Agreement.

(e) Upon its resignation becoming effective, this Clause 18 shall continue to benefit the retiring
Agent in respect of any action taken or not taken by it under or in connection with the Finance
Documents while it was the Agent, and, subject to paragraph (d) above, it shall have no further obligation under any Finance Document.

(f) The Majority Banks may, by notice to the Agent, require it to resign in accordance with paragraph (a) above. In this event, the Agent shall resign in accordance with paragraph (a) above but it shall not be entitled to appoint one of its Affiliates as successor Agent.

18.16   Banks
(a) The Agent may treat each Bank as a Bank, entitled to payments under this Agreement and as acting through its Facility Office(s) until it has received not less than five Business Days notice from a Bank to the contrary.

(b) Each Bank, on the date on which it becomes a party to this Agreement, represents to the Agent and the Borrowers that it is:

(i)     either:

(A) not resident in the United Kingdom for United Kingdom tax purposes; or

(B) a "bank" as defined in section 840A of the Income and Corporation Taxes Act
1988 and resident in the United Kingdom; and

(ii) beneficially entitled to the principal and interest payable by the Agent to it under this Agreement,

and shall forthwith notify the Agent and YPG if either representation ceases to be correct.

19.     FEES
19.1    Arrangement fee
YPG shall, on the earlier of the date falling three Business Days from the date of this
Agreement and the first Drawdown Date, pay to the Arrangers an arrangement fee in the amount agreed in the relevant Fee Letter. This fee shall be distributed by the Arrangers among the Banks in accordance with the arrangements agreed by the Arrangers with the Banks prior to the date of this Agreement.

19.2    Agent's fee
YPG shall pay to the Agent for its own account an agency fee in the amount and on the dates agreed in the relevant Fee Letter. The agency fee is payable for so long as any amount is or may be outstanding under this Agreement or any Commitment is in force.

19.3    Commitment fee
(a) YPG shall pay to the Agent for each Bank a commitment fee in the amount of:-

(i) 0.075 per cent. per annum on the undrawn, uncancelled amount of that Bank's Facility
A Commitment during the Facility A Commitment Period; plus

(ii) 0.13 per cent. per annum (or, if Debt is less than 65 per cent. of Capitalisation, 0.12 per cent. per annum) on the undrawn, uncancelled amount of that Banks Facility C
Commitment during the Facility C Commitment Period.

(b)     Accrued commitment fee is payable quarterly in arrear.
Accrued commitment fee shall also
payable to the Agent for the relevant Bank on the cancelled amount of its Commitment at the time any cancellation comes into effect.

(c) Any change in the commitment fee shall take effect at the same time as any change in the Margin under Clause 9.4 (Margin adjustment).

19.4    VAT
Any fee referred to in this Clause 19 is exclusive of any value added tax or any other tax which might be chargeable in connection with that fee. If any value added tax or other tax is so chargeable, it shall be paid by a Borrower at the same time as it pays the relevant fee.

20.     EXPENSES
20.1    Initial and special costs
YPG shall, within 10 days of a claim being made , pay the Agent and the Arrangers the amount of all reasonable costs and expenses (including, for paragraph
(a) below only, legal fees only
up to a maximum of as set out in the relevant Fee Letter) properly incurred by any of them in connection with:

(a)     the negotiation, preparation, printing and execution of:

(i) this Agreement and any other documents referred to in this Agreement;

(ii)    any other Finance Document (other than a Novation
Certificate) executed after
the date of this Agreement; and

(b)     any amendment, waiver, consent or suspension of rights
(or any proposal for any of the
foregoing) requested by or on behalf of the Borrower or, in the case of Clause 2.3
(Change of currency), the Agent, and relating to a Finance
Document or a document
referred to in any Finance Document.

20.2    Enforcement Costs
The Borrowers shall, within 10 days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by it in connection with the enforcement of, or in preservation of any rights under, any Finance Document.

21.     STAMP DUTIES
The Borrowers shall within 10 Business Days of a demand pay to a Finance Party the amount of any liability it incurs in respect of any United Kingdom stamp, registration and similar tax which is or becomes payable in connection with the entry into, performance or enforcement of any Finance Document.

22.     INDEMNITIES
22.1    Currency indemnity
(a) If a Finance Party receives an amount in respect of a Borrower's liability under the Finance
Documents or if that liability is converted into a claim, proof, judgment or order in a currency other than the currency (the "contractual currency") in which the amount is expressed to be payable under the relevant Finance Document:

(i) that Borrower shall indemnify that Finance Party as an independent obligation against any loss or liability arising out of or as a result of the conversion;

(ii) if the amount received by that Finance Party, when converted into the contractual currency at a market rate in the usual course of its business is less than the amount owed in the contractual currency, that Borrower shall forthwith on demand pay to that
Finance Party an amount in the contractual currency equal to the deficit; and

(iii) that Borrower shall pay to that Finance Party forthwith on demand any exchange costs and taxes payable in connection with any such conversion.

(b) Each Borrower waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency other than that in which it is expressed to be payable.

22.2    Other indemnities
(a) A Borrower shall, within 10 Business Days of a demand pay to a Finance Party the amount of any loss or liability which that Finance Party incurs as a consequence of:

(i)     the occurrence of any Event of Default;

(ii)    the operation of Clause 17.17 (Acceleration); or

(iii) (other than by reason of negligence or default by a Finance Party) a Loan not being made after that Borrower has delivered a Request or a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment.

That Borrower's liability in each case includes any loss or expense on account of funds borrowed, contracted for or utilised to fund any amount payable under any Finance Document, any amount repaid or prepaid or any Loan but excludes any loss of margin.

(b) If any Finance Party receives or recovers any payment of principal of a Loan or of an overdue amount other than on the last day of the Interest Period relative to that Loan or amount so received or recovered, that Finance Party shall calculate the difference between:

(i) the additional interest (excluding the Margin and Mandatory Costs) which would have been payable on the principal so received or recovered had it been received or recovered on the last day of the relevant Interest Period; and

(ii) the amount of interest which would have been payable to that Finance Party on the last day of that Interest Period in respect of the principal so received or recovered if the principal so received or recovered had been placed on deposit by that Finance Party earning interest at the Applicable Rate from (and including) the Business Day of receipt of that amount up to (but excluding) the last day of applicable Interest Period.

If (i) is greater than (ii) then the Borrower to whom the relevant Loan was made shall, within five Business Days of a demand from the relevant Finance Party, pay to that Finance Party an amount equal to the difference.

23.     EVIDENCE AND CALCULATIONS
23.1    Accounts
Accounts maintained by a Finance Party in connection with this Agreement are prima facie evidence of the matters to which they relate.

23.2    Certificates and determinations
Any certification or determination by a Finance Party of a rate or amount under this Agreement is prima facie evidence of the matters to which it relates.

23.3    Calculations
Interest (including any applicable Mandatory Cost), default interest payable pursuant to Clause
9.3 (Default interest) and the fee payable under Clause 19.3
(Commitment fee) accrue from
day to day and are calculated on the basis of the actual number of days elapsed and a year of 365 days.

24.     AMENDMENTS AND WAIVERS
24.1    Procedure
(a) Subject to Clause 25.2 (Exceptions), any term of the Finance Documents may be amended or waived with the agreement of each of the Borrowers and the Majority Banks. The Agent may effect, on behalf of any Finance Party, an amendment or waiver permitted under this Clause.

(b) The Agent shall promptly notify the other Parties of any amendment or waiver effected under paragraph (a) above, and any such amendment or waiver shall be binding on all the Parties.

24.2    Exceptions
(a)     An amendment or waiver which relates to:-

(i)     the definition of "Majority Banks" in Clause 1.1
(Definitions);

(ii) an extension of the date for, or a decrease in an amount or a change in the currency of, any payment to that Bank under the Finance Documents (including the Margin and any fee payable under Clause 20.3 (Commitment Fee));

(iii)   an increase in that Bank's Commitment;

(iv) a term of a Finance Document which expressly requires the consent of that Bank; or

(v) Clause 2.2 (Nature of a Finance Party's rights and obligations), Clause 25.1 (Transfers by the Borrower), Clause 28 (Pro rata sharing) or this Clause 24,

is not binding unless all the Banks agree to it.

(b) An amendment or waiver which relates to the rights and/or obligations of the Agent may not be effected without the agreement of the Agent.

24.3    Waivers and remedies cumulative
The rights of each Finance Party under the Finance Documents:-

(a)     may be exercised as often as necessary;

(b) are cumulative and not exclusive of its rights under the general law; and

(c)     may be waived only in writing and specifically.

Delay in exercising or non-exercise of any such right is not a waiver of that right.

25.     CHANGES TO THE PARTIES
25.1    Transfers by Borrowers
No Borrower may assign, transfer, novate or dispose of any of, or any interest in, its rights and/or obligations under the Finance Documents.

25.2    Transfers by Banks
(a)     A Bank (the "Existing Bank") may, subject to paragraph
(b) below, at any time assign,
transfer or novate any of its Commitment and/or any of its rights and/or obligations under this
Agreement to another bank or financial institution (the "New
Bank").

(b)     (i)     After the Syndication Period, a transfer of a
Commitment must be in a minimum
amount of at least (POUND)5,000,000;

(ii) no transfer of a Commitment shall take place unless the Existing Bank simultaneously transfers to the New Bank the same proportion of each other
Commitment and of its
commitment under the YEG Facility; and

(iii) the prior consent of YPG is required for any such assignment, transfer or novation, unless the New Bank is another Bank or an Affiliate of a Bank, provided that no consent of YPG is required during the Syndication Period if YPG has been consulted by the Arrangers on the approach to that New Bank.

(c) A transfer of obligations will be effective only if either:-

(i)     the obligations are novated in accordance with Clause
25.3 (Procedure for novations);
or

(ii) the New Bank confirms to the Agent and the Borrowers that it undertakes to be bound by the terms of this Agreement as a Bank in form and substance satisfactory to the
Agent. On the transfer becoming effective in this manner the Existing Bank shall be relieved of its obligations under this Agreement to the extent that they are transferred to the New Bank.

(d) No Bank shall sub-participate any of its obligations under this Agreement without the prior written consent of YPG.

(e) On each occasion an Existing Bank assigns, transfers or novates any of its Commitment and/or any of its rights and/or obligations under this Agreement (other than under the Novation
Agreement), the New Bank shall, on the date the assignment, transfer and/or novation takes effect, pay to the Agent for its own account a fee of (POUND)750.

(f)     An Existing Bank is not responsible to a New Bank for:-

(i) the execution, genuineness, validity, enforceability or sufficiency of any Finance
Document or any other document;

(ii)    the collectability of amounts payable under any Finance
Document; or

(iii) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document.

(g)     Each New Bank confirms to the Existing Bank and the other
Finance Parties that it:-

(i) has made its own independent investigation and assessment of the financial condition and affairs of each Borrower and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Bank in connection with any Finance Document; and

(ii) will continue to make its own independent appraisal of the creditworthiness of each
Borrower and its related entities while any amount is or may be outstanding under the
Finance Documents or any Commitment is in force.

(h) Nothing in any Finance Document obliges an Existing Bank to:-

(i) accept a re-transfer from a New Bank of any of the rights and/or obligations assigned, transferred or novated under this Clause; or

(ii) support any losses incurred by the New Bank by reason of the non-performance by any
Borrower of its obligations under the Finance Documents or otherwise.

(i)     Any reference in this Agreement to a Bank includes a New
Bank, but excludes a Bank if no
amount is or may be owed to or by that Bank under this Agreement and its Commitment has been cancelled or reduced to nil.

25.3    Procedure for novations
(a)     A novation is effected if:-

(i) the Existing Bank and the New Bank deliver to the Facility Agent a duly completed
Novation Certificate and the Agent executes it; or

(ii) a Novation Agreement is executed by all the parties to it.

(b)     Each Party (other than the Existing Bank and the New
Bank) irrevocably authorizes the Agent
to execute any duly completed Novation Certificate on its behalf.

(c) To the extent that they are expressed to be the subject of the novation in the Novation
Certificate or Novation Agreement

(i)     the Existing Bank and the other Parties (the "existing
Parties") will be released from
their obligations to each other (the "discharged obligations");

(ii) the New Bank and the existing Parties will assume obligations towards each other which differ from the discharged obligations only insofar as they are owed to or assumed by the New Bank instead of the Existing Bank;

(iii)   the rights of the Existing Bank against the existing
Parties and vice versa (the
"discharged rights") will be cancelled; and

(iv) the New Bank and the existing Parties will acquire rights against each other which differ from the discharged rights only insofar as they are exercisable by or against the
New Bank instead of the Existing Bank,

all on the date of execution of the Novation Certificate or Novation Agreement by the Agent or, if later, the date specified in the Novation Certificate or Novation Agreement.

25.4    Reference Banks
If a Reference Bank (or, if a Reference Bank is not a Bank, the Bank of which it is an Affiliate) ceases to be a Bank, the Agent shall (in consultation with the Borrowers) appoint another Bank or an Affiliate of a Bank to replace that Reference Bank.

25.5    Register
The Agent shall keep a register of all the Parties and shall supply any other Party (at that Party's expense) with a copy of the register on request.

26.     DISCLOSURE OF INFORMATION
Any information supplied to a Finance Party pursuant to or in connection with this Agreement shall be held in confidence and shall not be disclosed by it to any person (other than an Affiliate of that Finance Party) without the prior written consent of the Borrowers except:

(a) to that Finance Party's legal or other professional advisers to the extent required for the purposes of protecting its rights hereunder or by law or regulation or pursuant to applicable reporting requirements or any order of any court or to bank supervisory authorities or examining authorities unless it is or becomes a matter of public knowledge otherwise than as a result of a breach by it of its obligations hereunder; or

(b) by the Arrangers to a financial institution during the Syndication Period in connection with the syndication of the Facilities, provided that YPG has been consulted by the
Arrangers on the approach to that financial institution.

27.     SET-OFF
	A Finance Party may set off any matured obligation owed by a Borrower under this Agreement
(to the extent beneficially owned by that Finance Party) against any credit balance owed by that Finance Party to a Borrower, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, a Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

28.     PRO RATA SHARING
28.1    Redistribution
If any amount owing by a Borrower under the Finance Documents to a Finance Party (the
"recovering Finance Party") is discharged by payment, set-off or any other manner other than through the Agent in accordance with Clause 10 (Payments) (a
"recovery"), then:-

(a)     the recovering Finance Party shall, within three Business
Days, notify details of the
recovery to the Agent;

(b) the Agent shall determine whether the recovery is in excess of the amount which the recovering Finance Party would have received had the recovery been received by the
Agent and distributed in accordance with Clause 10 (Payments);

(c)     subject to Clause 28.3 (Exception), the recovering
Finance Party shall, within three
Business Days of demand by the Agent, pay to the Agent an amount
(the
"redistribution") equal to the excess;

(d) the Agent shall treat the redistribution as if it were a payment by the Borrower concerned under Clause 10 (Payments) and shall pay the redistribution to the Finance
Parties (other than the recovering Finance Party) in accordance with Clause 10.7
(Partial Payments); and

(e) after payment of the full redistribution, the recovering Finance Party will be subrogated to the portion of the claims paid under paragraph (d) above, and that
Borrower will owe the recovering Finance Party a debt which is equal to the redistribution, immediately payable and of the type originally discharged.

28.2    Reversal of redistribution
If under Clause 28.1 (Redistribution):-

(a) a recovering Finance Party must subsequently return a recovery, or an amount measured by reference to a recovery, to a Borrower; and

(b) the recovering Finance Party has paid a redistribution in relation to that recovery,

each Finance Party shall, within three Business Days of demand by the recovering Finance
Party through the Agent, reimburse the recovering Finance Party all or the appropriate portion of the redistribution paid to that Finance Party together with interest on the amount to be returned to the recovering Finance Party for the period whilst it held the re-distribution.
Thereupon the subrogation in Clause 28.1(e) (Redistribution) will operate in reverse to the extent of the reimbursement.

28.3    Exceptions
(a) A recovering Finance Party need not pay a redistribution to the extent that it would not, after the payment, have a valid claim against the Borrower concerned in the amount of the redistribution pursuant to Clause 28.1(e) (Redistribution).

(b) A recovering Finance Party is not obliged to share with any other Finance Party any amount which the recovering Finance Party has received or recovered as a result of taking legal proceedings, if the other Finance Party had an opportunity to participate in those legal proceedings but did not do so or did not take separate legal proceedings.

29.     SEVERABILITY
If a provision of any Finance Document is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

(a) the validity or enforceability in that jurisdiction of any other provision of the Finance
Documents; or

(b) the validity or enforceability in other jurisdictions of that or any other provision of the Finance Documents.

30.     COUNTERPARTS
This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

31.     NOTICES
31.1    Giving of notices
All notices or other communications under or in connection with this Agreement shall be given in writing or by telex or facsimile. Any such notice will be deemed to be given as follows:

(a)     if in writing, when delivered;

(b) if by telex, when despatched, but only if, at the time of transmission, the correct answerback appears at the start and at the end of the sender's copy of the notice; and

(c)     if by facsimile, when received,

provided that any notice or communication to be made hereunder shall only be effective when received and then only if the same is expressly marked for the attention of the department or office identified in Clause 31.2 (Addresses for notices) below.

However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

31.2    Addresses for notices
(a) The address, telex number and facsimile number of each Party (other than the Borrowers and the Agent) for all notices under or in connection with the Finance Documents are:-

(i) those notified by that Party for this purpose to the Agent on or before it becomes a Party; or

(ii) any other notified by that Party for this purpose to the Agent by not less than five
Business Days notice.

(b) The address, telex number and facsimile number of YPG, YH and YEG are:

Yorkshire Power Group Limited
Wetherby Road
Scarcroft
Leeds LS14 3HS

Telex:          55128
Facsimile:      0113 289 5682
Telephone:      0113 289 5602

Attention:      Nick Dahlgreen

or such other as YPG, YH or YEG (as appropriate) may notify to the other Parties by not less than five Business Days notice.

(c) The address, telex number and facsimile number of the Agent are:

336 Strand
London
WC2R 7HB


Telex:          299831 CIBLA
Facsimile:      0171 500 4482/3
Telephone:      [0171 500 4247

Attention:      Loans Agency

or such other as the Agent may notify to the other Parties by not less than five Business Days' notice.

(d) All notices to or from a Borrower shall be sent through the Agent.

(e) The Agent shall, promptly upon request from any Party, give to that Party the address, telex number or facsimile number of any other party applicable at the time for the purposes of this Clause.

32.     GOVERNING LAW
This Agreement is governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

BANKS AND COMMITMENTS



Commitments

Banks
Facility A
Facility B
Facility C


(POUND)
(POUND)
(POUND)






Citibank, N.A.
	15,423,197.50
13,366,771.17
5,141,065.82

Deutsche Bank AG London
15,423,197.49
13,366,771.17
5,141,065.83






The Bank of Tokyo-Mitsubishi, Ltd.
12,931,034.48
11,206,896.55
4,310,344.83

Bayerische Landesbank Girozentrale
12,931,034.48
11,206,896.55
4,310,344.83

Den Danske Bank Aktieselskab
12,931,034.48
11,206,896.55
4,310,344.83

Dresdner Bank AG London Branch
12,931,034.48
11,206,896.55
4,310,344.83

Midland Bank plc
12,931,034.48
11,206,896.55
4,310,344.83

National Westminster Bank Plc
12,931,034.48
11,206,896.55
4,310,344.83

The Toronto-Dominion Bank
12,931,034.48
11,206,896.55
4,310,344.83






The Bank of New York
	9,545,454.55
	8,272,727.27
	3,181,818.18

Barclays Bank PLC
	9,545,454.55
	8,272,727.27
	3,181,818.18

NationsBank, N.A.
	9,545,454.55
	8,272,727.27
	3,181,818.18






Total Commitments
(POUND)150,000,000
(POUND)130,000,000
(POUND)50,000,000







SCHEDULE 2

CONDITIONS PRECEDENT DOCUMENTS


1. A copy of the memorandum and articles of association and certificate of incorporation of each
Borrower, such memorandum in the case of YH to have been amended to give YH the express power to borrow.

2.      A copy of a resolution of the board of directors of each
Borrower:

(i) approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement;

(ii) authorising a specified person or persons to execute this Agreement on its behalf; and

(iii) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Agreement.

3. A specimen of the signature of each person authorised by the resolution referred to in paragraph 2 above.

4. A certificate of a director of each Borrower confirming that the borrowing by it of the maximum amount entitled to be borrowed by it under this Agreement would not cause any borrowing limit binding on it to be exceeded.

5. A certificate of an Authorised Signatory of each Borrower certifying that each copy document supplied by that Borrower or on its behalf specified in this
Schedule 2 is correct, complete and
in full force and effect as at a date no earlier than the date of this Agreement.

6. A legal opinion of Clifford Chance, legal advisers to the Arrangers.

SCHEDULE 3

CALCULATION OF THE MANDATORY COST


(a)     The Mandatory Cost for a Loan for each of its Interest
Periods is the rate determined by the
Agent to be equal to the arithmetic mean (rounded upward, if necessary, to four decimal places) of the respective rates notified by each of the Reference
Banks to the Agent and
calculated in accordance with the following formulae:

in relation to a Loan denominated in sterling:

BY + S(Y-Z) + F x 0.01 % per annum = Mandatory Cost
100-(B + S)

in relation to any other Loan:

F x 0.01 % per annum = Mandatory Cost
   300

where on the day of application of the formula:

B       is the percentage of the Reference Bank's eligible
liabilities (in excess of any stated
minimum) which the Bank of England requires the Reference Bank to hold on a non-interest-bearing deposit account in accordance with its cash ratio requirements;

Y       is the rate at which sterling deposits are offered by the
Reference Bank to leading
banks in the London interbank market at or about 11.00 a.m. on that day for the relevant period;

S       is the percentage of the Reference Bank's eligible
liabilities which the Bank of England
requires the Reference Bank to place as a special deposit;

Z       is the interest rate per annum allowed by the Bank of
England on special deposits; and

F       is the charge payable by the Reference Bank to the
Financial Services Authority under
paragraph 2.02 or 2.03 (as appropriate) of the Fees Regulations (or any succeeding provisions to those paragraphs) (but where for this purpose, any minimum amount for the charge will be deemed to be zero) expressed in pounds per (POUND)1 million of the fee base of the Reference Bank.

(b)     For the purposes of this Schedule 3:

(i) "eligible liabilities" and "special deposits" have the meanings given to them at the time of application of the formula by the Bank of England; and

(ii)    "fee base" has the meaning given to it in the Fees
Regulations;

(iii)   "Fees Regulations" means:-

(1)     prior to 31st March, 1999, the Banking Supervision (Fees)
Regulations 1998;
and

(2) on and after 31st March, 1999, any regulations governing the payment of fees for banking supervision.

(ii) "relevant period" in relation to each Interest Period, means:

(A)     if it is three months or less, that Interest Period; or

(B) if it is more than three months, each successive period of three months and any necessary shorter period comprised in that Interest Period.

(c) In the application of the formula, B, Y, S and Z are included in the formula as figures and not as percentages, e.g. if B = 0.5% and Y = 15%, BY is calculated as
0.5 x 15.

(d) If a Reference Bank does not supply a rate to the Agent, the applicable Mandatory Cost will be determined on the basis of the rate(s) supplied by the remaining
Reference Banks.

(e)     (i)     The formula is applied on the first day of each
relevant period comprised in the
relevant Interest Period.

(ii) Each rate calculated in accordance with the formula is, if necessary, rounded upward to four decimal places.

(f) If the Agent determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Agent (after consultation with the Banks) shall notify the Company of the manner in which the Mandatory Cost will subsequently be calculated which shall (so far as practicable) leave the Banks and the Borrower in no better or worse position that they would have been in if the relevant change in circumstances had not occurred. The manner of calculation so notified by the Agent shall, in the absence of manifest error, be binding on all the Parties.


SCHEDULE 4

FORM OF REQUEST


To:     [                                              ]

From[                                   ]
	Date: [                                   ]


YORKSHIRE POWER GROUP LIMITED AND OTHERS  - (POUND)330,000,000
Credit Agreement dated [
], 1998

1.      We wish to borrow a Loan as follows:

(a)     Drawdown Date: [
]

(b)     Facility: [A/B/C]*

(c)     Amount: (POUND)[
]

(d)     First Interest Period: [
]/
alternative Interest Period: [
]**

(e)     Payment Instructions: [
].

2.      We confirm that each condition specified in Clause 4.3
(Further conditions precedent) is
satisfied on the date of this Request.



By:

[                                       ]
Authorised Signatory


SCHEDULE 5

PART I

FORM OF NOVATION CERTIFICATE


To:     CITIBANK INTERNATIONAL plc as Agent

From:   [THE EXISTING BANK] and [THE NEW BANK]  Date: [                     ]


YORKSHIRE POWER GROUP LIMITED and others
(POUND)330,000,000 Credit Agreement dated [
], 1998

We refer to Clause 25.3 (Procedure for novations).

1.      We [                                      ] (the
"Existing Bank") and [                                      ]
(the
"New Bank") agree to the Existing Bank and the New Bank novating all the Existing Bank's
Commitment (or part) rights and obligations referred to in the
Schedule in accordance with
Clause 25.3 (Procedure for novations).

2.      The specified date for the purposes of Clause 25.3(c)
(Procedure for novations) is [date of
novation].

3.      The Facility Office and address for notices of the New
Bank for the purposes of Clause 31.2
(Addresses for notices) are set out in the Schedule.

4.      This Novation Certificate is governed by English law.


THE SCHEDULE

Commitment/rights and obligations to be novated

[Insert relevant details]

[New Bank]

[Facility Office]       [Address for notices]

[Existing Bank] [New Bank]      CITIBANK INTERNATIONAL plc

By:     By:     By:

Date:   Date:   Date:



PART II

FORM OF NOVATION AGREEMENT







NOVATION AGREEMENT



DATED [                      ]



relating to a (POUND)330,000,000 Revolving Credit and Term Loan
Facility


for


YORKSHIRE POWER GROUP LIMITED

YORKSHIRE HOLDINGS PLC

and

YORKSHIRE ELECTRICITY GROUP PLC


arranged by


CITIBANK, N.A.

and

DEUTSCHE BANK AG LONDON





ALLEN & OVERY
London

THIS AGREEMENT is dated [                        ] between:

(1)     YORKSHIRE POWER GROUP LIMITED, YORKSHIRE HOLDINGS PLC and
YORKSHIRE ELECTRICITY GROUP PLC (each a "Company");

(2) CITIBANK, N.A. and DEUTSCHE BANK AG LONDON (in this capacity the "Arrangers");

(3) CITIBANK, N.A. and DEUTSCHE BANK AG LONDON as the Banks party to the Credit
Agreement (as defined below) as at the date of this Agreement
(the "Existing Banks");

(4) THE FINANCIAL INSTITUTIONS listed in Schedule 1 as the banks who wish to accede to the Credit Agreement as Banks (the "New Banks"); and

(5) CITIBANK INTERNATIONAL plc as agent (in this capacity the "Agent").

IT IS AGREED as follows:

1.      INTERPRETATION
1.1     Definitions
In this Agreement, unless the contrary intention appears or the context otherwise requires:

"Credit Agreement"
means the Credit Agreement dated [         ], 1998 between the
Companies, the Arrangers, the
Existing Banks and the Agent.

"Effective Date"
means [                                                        ].

1.2     Incorporation of Credit Agreement definitions
Terms defined in the Credit Agreement shall, unless the contrary intention appears or the context otherwise requires, have the same meaning in this Agreement.

1.3     Incorporation
Clauses 1.2 (Construction), 29 (Severability) and 30
(Counterparts) of the Credit Agreement
shall apply to this Agreement, mutatis mutandis.

2.      CONSENT, CONFIRMATION AND DESIGNATION
2.1     Consent and confirmation
Each Company, each Arranger, each Existing Bank and the Agent each consent to the New
Banks becoming Banks and confirm that, except as expressly provided by the terms of this Agreement, each of the Finance Documents shall continue in full force and effect.

2.2     Designation
The Agent and the Companies hereby designate this Agreement a Finance Document.

3.      NOVATION
3.1 Novation of Commitments and related rights and obligations
On the Effective Date (regardless of whether a Default is then continuing):

(a)     each New Bank will become a Bank under the Credit
Agreement with Commitments
set out opposite its name in Schedule 2;

(b) each Commitment of each Existing Bank shall be and be deemed to be reduced down to the relevant level set out opposite its name in Schedule 2; and

(c) each New Bank will automatically obtain and assume, and undertakes to perform, all of the rights and obligations of a Bank under and in respect of each of the Finance
Documents in respect of the rights and obligations transferred to it under paragraphs
(a) and (b) above.

3.2     Amounts due on or before the Effective Date
(a) All amounts (if any) payable to an Existing Bank by the Borrowers on or before the Effective
Date (including, without limitation, all interest and fees payable on the Effective Date) in respect of any period ending prior to the Effective Date shall be for the account of the Existing
Bank, and none of the New Banks shall have any interest in, or any rights in respect of, any such amount.

(b)     If any Loan falls to be made on the Effective Date:

(i) the Agent will promptly notify each of the New Banks of that fact (and of the amount of its participation in that Loan in accordance with paragraph
(ii) below); and

(ii) each Existing Bank and each New Bank shall participate in that Loan (subject to the terms of the Credit Agreement) as if the novation of Commitments under Clause 3.1
(Novation of Commitments and related rights and obligations) of this Agreement had taken effect prior to opening of business on the Business Day before the Effective
Date,

and the Companies acknowledge that each Existing Bank will not be obliged to participate in any such Loan to any greater extent.

3.3     Administrative details
Each New Bank has delivered to the Agent its initial details for the purposes of Clause 31
(Notices) of the Credit Agreement.

4.      NATURE OF THIS AGREEMENT
For the avoidance of doubt, the parties to this Agreement agree that the transfer of rights and obligations contemplated by this Agreement shall take effect (in accordance with its terms) as a novation so that:

(a)     Schedule 2 is substituted for Schedule 1 to the Credit
Agreement on the Effective Date;
and

(b)     this Agreement being a Novation Agreement, Clause 25.3(c)
(Procedure for novations)
of the Credit Agreement shall apply to the rights and obligations transferred, assumed and released under Clause 3.1 (Novation of Commitments and related rights and obligations) of this Agreement and to the associated rights and obligations under the
Finance Documents.

5.      GOVERNING LAW
This Agreement is governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE NEW BANKS









SCHEDULE 2

BANKS AND COMMITMENTS



Commitments

Banks
Facility A
Facility B
Facility C

(POUND)
(POUND)
(POUND)




























Total Commitments
(POUND)150,000,000
(POUND)130,000,000
(POUND)50,000,000






SIGNATORIES


The Borrowers
YORKSHIRE POWER GROUP LIMITED

By:     A. PENA         R. KELLY


YORKSHIRE HOLDINGS PLC

By:     A. PENA         R. KELLY


YORKSHIRE ELECTRICITY GROUP PLC

By      A. PENA         R. KELLY




The Arrangers
CITIBANK, N.A.

By:     NIELS C. KIRK


DEUTSCHE BANK AG LONDON

By:     SEAN MALONE




The Banks

CITIBANK, N.A.

By:     NIELS C. KIRK


DEUTSCHE BANK AG LONDON

By:     SEAN MALONE


THE BANK OF TOKYO-MITSUBISHI, LTD.

By:     SEAN MALONE (POWER OF ATTORNEY)


BAYERISCHE LANDESBANK GIROZENTRALE

By:     MICHAEL EVANS


DEN DANSKE BANK AKTIESELSKAB

By:     SEAN MALONE (POWER OF ATTORNEY)


DRESDNER BANK AG LONDON BRANCH

By:     C.D.A. MORGAN   MICHAEL LEE


MIDLAND BANK PLC

By:     ALAN O. THOMAS


NATIONAL WESTMINSTER BANK PLC

By:     JOHN KASPEREK


THE TORONTO-DOMINION BANK

By:     GRAEME FRANCIS


THE BANK OF NEW YORK

By:     PHILIP G. WALKER


BARCLAYS BANK PLC

By:     SEAN MALONE (POWER OF ATTORNEY)


NATIONSBANK, N.A.

By:     SEAN MALONE (POWER OF ATTORNEY)






The Agent
CITIBANK INTERNATIONAL plc

By:     PETER F. BROWN


B1:136040.7

CONFORMED COPY


AGREEMENT


DATED 22nd July, 1998


(POUND)330,000,000


REVOLVING CREDIT AND TERM LOAN FACILITY

FOR


YORKSHIRE POWER GROUP LIMITED

YORKSHIRE HOLDINGS PLC

and

YORKSHIRE ELECTRICITY GROUP PLC


ARRANGED BY


CITIBANK, N.A.

and

DEUTSCHE BANK AG LONDON






ALLEN & OVERY
London
for the Borrowers
CLIFFORD CHANCE
London
for the Finance Parties





INDEX

Clause          Page

1.      Interpretation  1
2.      The Facilities  18
3.      Purpose 19
4.      Conditions Precedent    19
5.      Drawdown        20
6.      Repayment       21
7.      Prepayment and Cancellation     21
8.      Interest Periods        23
9.      Interest        25
10.     Payments        26
11.     Taxes   28
12.     Market Disruption       29
13.     Increased Costs 30
14.     Illegality and Mitigation       32
15.     Representations and Warranties  32
16.     Undertakings    36
17.     Default 43
18.     The Agent and the Arranger      46
19.     Fees    51
20.     Expenses        51
21.     Stamp Duties    52
22.     Indemnities     52
23.     Evidence and Calculations       53
24.     Amendments and Waivers  54
25.     Changes to the Parties  55
26.     Disclosure of Information       57
27.     Set-Off 57
28.     Pro Rata Sharing        58
29.     Severability    59
30.     Counterparts    59
31.     Notices 59
32.     Governing Law   60

Schedules

1.      Banks and Commitments   61
2.      Conditions Precedent Documents  62
3.      Calculation of the Mandatory Cost       63
4.      Form of Request 65
5.      Part I - Form of Novation Certificate   66
	Part II - Form of Novation Agreement    67

Signatories     73

THIS AGREEMENT is dated 22nd July, 1998 between:-

(1)     YORKSHIRE ELECTRICITY GROUP PLC (the "Borrower");

(2) CITIBANK, N.A. and DEUTSCHE BANK AG LONDON (in this capacity the "Arrangers");

(3)     THE FINANCIAL INSTITUTIONS listed in Schedule 1 as banks;

(4) CITIBANK INTERNATIONAL PLC as facility agent (in this capacity the "Facility Agent").

(5) CITIBANK, N.A. NEW YORK as swingline agent (in this capacity the "Swingline Agent")

IT IS AGREED as follows:-

1.      INTERPRETATION
1.1     Definitions
In this Agreement:-

"Act"
means the Electricity Act 1989 and, unless the context otherwise requires, all subordinate legislation and any successive legislation thereto.

"Adjusted Share Capital and Reserves"
means the aggregate of:

(a) the amount paid up or credited as paid up on the issued share capital of YPG; and

(b) the amounts standing to the credit of the consolidated capital and revenue reserves of
YPG and its Subsidiaries (the "YPG Group"),

adjusted, to the extent that the following items have not already been added, deducted or excluded in arriving at the figures referred to in paragraph (a) or (b) above:

(i)     by adding Subordinated Debt and the Preferred Securities;

(ii) by deducting the amounts standing to the debit of the consolidated reserves of the
YPG Group;

(iii) by deducting any amounts attributable to interests of non-YPG Group members in
YPG Group subsidiaries;

(iv) by deducting any reserves set aside for deferred taxation;

(v) by deducting the amount by which the net book value of any fixed asset has been written up after the date of this Agreement (or, in the case of a person becoming a member of the YPG Group after that date, the date on which it becomes a member of the YPG Group) by way of revaluation or on its transfer from one member of the
YPG Group to another (but no such deduction shall be made in respect of any amount if supported by, and not exceeding the amount shown by, an independent written valuation),

but so that no amount to be added, deducted or excluded as a result of any of the above shall be added, deducted or excluded more than once in the same calculation.

"Affiliate"
means a Subsidiary or a holding company (as defined in Section
736 of the Companies Act
1985) of a Bank or any other Subsidiary of that holding company.

"Affiliated Bank"
	means a Bank which is an Affiliate of another Bank.

"Agent"
means the Facility Agent or the Swingline Agent.

"Applicable Rate"
means the rate quoted by the Facility Agent to the Borrower to be that at which money can be deposited in the London interbank market on the earliest available day, provided that the applicable rate shall not be less than LIBID nor more than LIBOR.

"Balance Sheet"
means, at any time, the then most recent audited consolidated annual or unaudited consolidated half yearly balance sheet of the Group delivered to the Facility
Agent by the Borrower under
Clause 17.2 (Financial information).

"Bank"
means a Revolving Credit Bank or a Swingline Bank.

"Borrowings"
means indebtedness in respect of:

(a) moneys borrowed or raised including (except for the purposes of Clause 18.5 (Cross default)) the recourse element of any asset securitisation or other factoring but excluding any amounts owing for assets purchased or services obtained on trade credit terms in the ordinary course of business;

(b) amounts raised by means of acceptances under any acceptance credit facility or otherwise (not being acceptances in relation to the purchase of assets or services in the ordinary course of business);

(c) the deferred purchase price of assets or services the payment of which is deferred for a period in excess of ninety days (other than assets or services obtained on trade credit terms normal in the business concerned);

(d) the principal amount and any premium payable by the relevant company from time to time owing in respect of any loan notes, debentures, bonds or other similar instruments;

(e) the capital value of any financial lease, hire purchase arrangements or any arrangement treated as a financial lease required to be capitalised and treated as a borrowing in the consolidated balance sheet of the Group;

(f) for the purposes of Clause 18.5 (Cross default) (only) net indebtedness under any currency or interest cap, swap or collar; and

(g) any guarantee or assurance against financial loss or indemnity in respect of the borrowings of any other person not being a member of the Group of a type referred to in paragraphs (a) to (f) (inclusive) above (but excluding any such guarantee or assurance in respect of the performance of any contract or service not involving financial loss or indemnity in respect of borrowings), but shall exclude:

(A)     liabilities in respect of the Pooling and Settlement
Agreement or other arrangements
which replace the Pooling and Settlement Agreement in accordance with Clause 18.12
(Pooling and Settlement Agreement);

(B)     Project Finance Borrowings; and

(C)     for the avoidance of doubt, the Preferred Securities.

"Business Day"
means a day (other than a Saturday or a Sunday) on which banks are open for business in
London and (in relation to a transaction involving the Swingline
Facility) New York.

"Commitment"

means a Revolving Credit Commitment or a Swingline Commitment.

"Commitment Period"
means the period from the date of this Agreement to the Repayment
Date (both dates inclusive).

"Default"
means an Event of Default or an event which, with the giving of notice or lapse of time provided for in Clause 18 (Default) (or any combination of the foregoing), would constitute an
Event of Default.

"Director General"
means the person from time to time appointed by the Secretary of State to hold office as
Director General of Electricity Supply for the purposes of the Electricity Act 1989 or any office which replaces the function of the Director General of Electricity Supply.

"Double Taxation Treaty"
means any convention between the government of the United Kingdom and any other government for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income and capital gains.

"Drawdown Date"
means the date of the advance of a Loan.

"EBITDA"
means, in respect of any Relevant Period, the total operating profit for continuing operations, acquisitions (as a component of continuing operations) and discontinued operations of the
Group before taking into account:

(a)     Interest Payable and Interest Receivable;

(b)     all amounts provided for depreciation and amortisation
(including, without limitation,
amortisation of any goodwill);

(c)     all exceptional and extraordinary items; and

(d)     all taxes,

in each case for that Relevant Period but after:

(A) deducting any gain over book value arising in favour of the Group on the sale, lease or other disposal of any asset (other than on the sale of trading stock) during the Relevant
Period and any gain arising on revaluation of any asset during that Relevant Period, in each case to the extent that it would otherwise be taken into account, whether as an exceptional item or otherwise; and

(B) excluding the earnings or profit before interest, tax depreciation and amortisation (as determined in accordance with the preceding paragraphs of this definition) and excluding all exceptional and extraordinary items of any company referred to in paragraph (a) of the definition of Project Finance Borrowings,

(all calculated on a consolidated basis disregarding any portion of any item taken into account in that calculation which is attributable to any minority interests in Subsidiaries).

"Environmental Law"
means any applicable law (including, without limitation, common law), regulation, directing code of practice, circular, guidance notice or the like concerning pollution or the protection of human health, the environment, the conditions of the work place or the manufacture, processing, generation, transportation, storage, treatment or disposal of dangerous substances, pollutants, contaminants, chemicals or toxic or hazardous substances or waste.

"Environmental Licence"
means any authorisation required by any Environmental Law.

"Event of Default"
means an event specified as such in Clause 18.1 (Events of Default).

"Existing Facilities"
means:

(a) the bilateral credit facility made available to YPG under the agreement dated 31st July,
1997 and made between YPG and Union Bank of Switzerland; and

(b) each bilateral credit facility dated 2nd May, 1995 made available to the Borrower by
Midland Bank PLC, Den Danske Bank Aktieselskab, The Sumitomo
Bank, Limited,
Deutsche Bank AG London, The Bank of Tokyo-Mitsubishi, Limited,
National
Westminster Bank Plc, Union Bank of Scotland and Morgan Guaranty Trust Company of New York.

"Facility"
means each of the Revolving Credit Facility and the Swingline
Facility.

"Facility Agent's Spot Rate of Exchange" means the Facility Agent's spot rate of exchange for the purchase of Dollars in the London foreign exchange market with sterling at or about 11.00 a.m. on a particular day for delivery two days hence.

"Facility Office"
means the office(s) notified by a Bank to the Facility Agent:

(a)     on or before the date it becomes a Bank; or

(b)     by not less than five Business Days' notice,

as the office through which it will perform all or any of its obligations under this Agreement.

"Federal Funds Rate"
means, on any day, the rate per annum determined by the Swingline
Agent to be the Federal
Funds Rate (as published by the Federal Reserve Bank of New York) at or about 1.00 p.m.
(New York City time) on that day.

"Finance Document"
means this Agreement,  any Novation Agreement, any Novation
Certificate or any other
document designated as such by the Facility Agent and the Borrower.

"Finance Party"
means an Arranger, a Bank or an Agent.

"Group"
means the Borrower and its Subsidiaries.

"Information Memorandum"
means the Information Memorandum dated June, 1998 and prepared in connection with this
Agreement.

"Interest Payable"
means, in respect of any Relevant Period, all interest payable and similar charges as shown in (or in the notes to) the financial statements of the Group
(calculated on a consolidated basis)
for the Relevant Period but excluding interest payable on Project
Finance Borrowings by
companies referred to in paragraph (a) of that definition.

"Interest Period"
means each period determined in accordance with Clause 9
(Interest Periods).

"Interest Receivable"
means, in respect of any Relevant Period, all interest receivable and similar income as shown in (or in the notes to) the financial statements of the Group
(calculated on a consolidated basis)
for that Relevant Period but excluding interest receivable by a company of the type referred to in paragraph (a) of the definition of Project Finance Borrowings.

"Investments"
means, as at any date, the aggregate (calculated on a consolidated basis) of:

(a) cash in hand in a jurisdiction where such amounts are freely transferable out of that jurisdiction and convertible into currencies dealt in on the London foreign exchange market;

(b) money at call in a jurisdiction, and freely convertible into currencies, referred to in (a) above;

(c) deposits and certificates of deposit the term of which has twelve months or less remaining to maturity in a jurisdiction, and freely convertible into currencies, referred to in (a) above;

(d)     United Kingdom gilts;

(e) deposits made with the Commissioners of Inland Revenue in respect of which certificates of tax deposit have been issued by Her Majesty's
Treasury;

(f) sterling bills of exchange eligible for rediscount at the Bank of England;

(g)     bonds rated AA- (or the equivalent) or above by Standard
& Poor's Ratings Group,
The Fitch IBCA Group or Duff & Phelps Credit Rating Co. or
Moody's Investors
Service, Limited; and

(h) any other negotiable money market instrument issued by an issuer in a jurisdiction, and convertible into currencies, referred to in (a) above with a maximum maturity of twelve months or less, excluding commercial paper (unless it is rated at least A1 (or the equivalent) by Standard & Poor's Ratings Group or The Fitch IBCA Group or Duff &
Phelps Credit Rating Co. or P1 by Moody's Investors Service,
Limited),

provided that, when the aggregate amount of Investments required to be taken into account for the purposes of this definition on any particular day is being ascertained, any such Investments denominated or repayable or in respect of which monies are payable in a currency other than sterling shall be taken into account at their sterling equivalent at the rate of exchange prevailing on that day in London using the Facility Agent's Spot Rate of Exchange.

"LIBID"
means, in relation to an amount received by the Facility Agent referred to in Clause 23.2(b)
(Other indemnities), the arithmetic mean (rounded to four decimal places) of the rates, as supplied to the Facility Agent at its request, quoted by the Reference Banks to leading banks in the London interbank market at or about 11.00 a.m. on the relevant day for the taking of deposits in sterling and in an amount approximately equal to the amount so received from the
Borrower for the period from and including the date that payment is received by the Facility
Agent to but excluding the last day of the Interest Period of the relevant Loan or amount.

"LIBOR"
means, in relation to an Interest Period:

(a) the rate appearing on the Telerate Screen page 3750 or any equivalent successor to such page or other page as appropriate on the Telerate Service or (failing which) such other service as may, from time to time, display the British Bankers' Association
Interest Settlement Rates for deposits in sterling (as agreed between the Borrower and the Facility Agent (acting reasonably)) (the "Telerate Screen"); or

(b) (if no such offered rate for quotations appears on the Telerate Screen) the arithmetic mean (rounded to four decimal places) of the relevant offered rates which appear on the relevant page of the Reuters Screen; or

(c) (in the absence of manifest error, if no such offered rate for quotations appears on the Telerate Screen or the Reuters Screen) the arithmetic mean (rounded to four decimal places) of the rates, as supplied to the Facility Agent at its request, quoted by the
Reference Banks to leading banks in the London interbank market,

(in each case) at 11.00 a.m. on the first day of that Interest
Period, as being the interest rate(s)
quoted in the London interbank market for the offering of deposits in sterling for a period equal to that Interest Period.

"Licence"
means the public electricity supply licence granted by the Secretary of State to the Borrower under Section 6(I)(c) of the Electricity Act 1989 as modified or supplemented from time to time and, if any such licence is split by or with the consent of the Director General into more than one new licence, each such new licence.

"Licence Holder"
means at any time a member of the Group which then holds a Licence.

"Loan"
means a Revolving Loan or a Swingline Loan.

"Majority Banks"
means, at any time, Revolving Credit Banks:-

(a) whose participations in the Loans then outstanding aggregate more than 662/3 per cent.
of all the Loans then outstanding; or

(b) if there are no Loans then outstanding, whose Commitments then aggregate more than
662/3 per cent. of the Total Commitments; or

(c)     if there are no Loans then outstanding and the Total
Commitments have been reduced
to nil, whose Commitments aggregated more than 662/3 per cent. of the Total
Commitments immediately before the reduction.

"Mandatory Cost"
means the cost imputed to the Banks of compliance with the Mandatory Liquid Assets requirements of the Bank of England and the requirements of the Financial Services Authority expressed as a rate per annum and determined in accordance with
Schedule 3.

"Margin"
means 0.25 per cent. per annum.

"Material Adverse Effect"
means a material adverse effect on:

(a) the ability of YEG to comply, from time to time, with its obligations under
Clause 17.14 (Financial covenants);

(b) the ability of any Borrower to meet its payment obligations under the Finance
Documents; or

(c)     in respect of Clauses 16.5 (Non-conflict), 16.10
(Litigation), 16.11 (Licence), 17.13
(Licence), 17.15 (Licence undertakings), 18.11 (Licence), 18.12
(Pooling and
Settlement Agreement) and 18.13 (Compliance with the Act) only, the ability of any
Borrower to meet any of its other material obligations under the Finance Documents.

"Net Interest Payable"
means, in respect of any Relevant Period, Interest Payable less
Interest Receivable for that
Relevant Period.

"New York Business Day"
means a day (other than a Saturday or Sunday) on which banks are open for business in New
York.

"Novation Agreement"
means an agreement substantially in the form of Part II of
Schedule 5.

"Novation Certificate"
means a certificate substantially in the form of Part I of
Schedule 5.

"Original Group Accounts"
means the audited consolidated accounts of the Group for the year ended 31st March, 1998.

"Original Sterling Amount"
in relation to a Loan, means:-

(a) if that Loan is denominated in sterling, the amount of that Loan; or

(b) if that Loan is a Swingline Loan, the equivalent in sterling of the amount of that Swingline Loan calculated at the Facility Agent's Spot Rate of
Exchange on its
Drawdown Date.

"Party"
means a party to this Agreement.

"Permitted Security Interest"
means any Security Interest:

(a) arising pursuant to an order of attachment or injunction restraining disposal of assets or similar legal process which is contested by the Borrower or any of its Subsidiaries in good faith or created in favour of a plaintiff or defendant in any action of the court or tribunal before whom such action is brought as security for costs or expenses where the Borrower or one of its Subsidiaries is prosecuting or defending such action in the bona fide interests of the Group;

(b) arising by operation of law or contained in a contract for the sale of goods or supply of services entered into in the ordinary course of business of the company creating the same or which is a pledge over or assignment of documents of title, insurance policies and sale contracts in relation to commercial goods created or made in the ordinary course of business to secure the purchase price of goods or indebtedness to finance such purchase price;

(c) over or affecting any asset acquired by a member of the Group after the date hereof and subject to which such asset is acquired or (2) any asset of any company which becomes a member of the Group after the date hereof, where such Security Interest is created prior to the date on which such company becomes a member of the Group, provided that in each case:

(i) the principal amount secured by such Security Interest is not increased either as a result of such acquisition or such company becoming a member of the
Group or thereafter and, when aggregated with such other Security Interests under this paragraph (c), does not exceed (POUND)15,000,000 (or its equivalent in any other currency or currencies); or

(ii) that Security Interest is discharged within 180 days of such acquisition or such company becoming a member of the Group;

(d) which is a Security Interest (a "Substitute Security Interest") which replaces any
Permitted Security Interest and which secures an amount not exceeding the principal amount secured by such Permitted Security Interest in such circumstances when such
Permitted Security Interest will be released as a consequence of such Substitute
Security Interest being granted;

(e) arising in connection with any cash management or netting arrangements made between any banks or financial institutions and any member or members of the Group;

(f) created prior to the date of this Agreement (including, without limitation, any existing
Security Interest in favour of the European Investment Bank) provided the principal amount secured by such Security Interest shall not be increased after the date of this
Agreement;

(g) arising out of title retention provisions in a supplier's standard conditions of supply of goods acquired by any member of the Group in the ordinary course of business;

(h) over assets and/or (where such assets comprise substantially the whole of the assets of the owner thereof) shares or the like in the owner of such assets securing borrowings incurred to finance the cost of developing (or acquiring and developing) such assets
(and/or securing any indebtedness in respect of hedging actual or projected exposure in respect of these borrowings) where such borrowings are Project Finance Borrowings;

(i) created under or pursuant to, or in accordance or connection with, the terms of any pooling and settlement agreement (including, without limitation, the Pooling and
Settlement Agreement) or pooling and settling arrangements of the electricity supply industry or any transactions or arrangements entered into in connection with the management of risks relating thereto;

(j) securing indebtedness not otherwise permitted to be secured by Security Interests provided that the aggregate principal amount of the indebtedness so secured under this paragraph (j) shall not at any time exceed (POUND)10,000,000 or (if higher) 2 per cent. of Adjusted Share Capital and Reserves; or

(k)     to the creation or subsistence of which the Majority
Banks at any time consent in
writing.

"Pooling and Settlement Agreement"
means an agreement dated 30 March 1990 (as amended and restated at 22 April 1994), made by the Borrower with The National Grid Company plc and others setting out the rules and procedures for the operation of an electricity trading pool and of a settlement system and, while the same has effect, the Initial Settlement Agreement dated 30 March 1990;

"Preferred Securities"
means US$275,000,000 8.08% Trust Securities due June 2038.

"Prime Rate"
means the prime commercial lending rate in Dollars from time to time announced by the
Swingline Agent; each change in the interest rate on a Swingline
Loan which results from a
change in the Prime Rate becomes effective on the day on which the change in the Prime Rate becomes effective.

"Principal Subsidiary"
means the Borrower or a Subsidiary of the Borrower (not being a Subsidiary falling within category (a) of the definition of Project Finance Borrowings or any other Subsidiary of the
Borrower whose only Borrowings are Project Finance Borrowings):

(a) whose (i) net assets or (ii) turnover represent 10 per cent. or more of the net assets of the Group or consolidated turnover of the Group respectively, in each case as calculated by reference to the then latest audited financial statements of such
Subsidiary (consolidated in the case of a company which itself has Subsidiaries and which, in the normal course, prepares consolidated accounts) and the then latest audited consolidated financial statements of the Group; or

(b) to which is transferred all or substantially all of the business, undertaking and assets of a Subsidiary of the Borrower which immediately prior to such transfer is a Principal
Subsidiary, whereupon the transferor Subsidiary shall immediately become a Principal
Subsidiary and the transferee Subsidiary shall cease to be a Principal Subsidiary under the provisions of this sub-paragraph (b) (but without prejudice to the provisions of sub-paragraph (a) above), upon publication of its next audited financial statements; or

(c)     which is a Licence Holder.

"Project Finance Borrowings"
means any Borrowings to finance the ownership, acquisition, construction, development and/or operation of an asset:

(a) made by a single purpose company (whether or not a member of the Group) whose principal assets and business are constituted by the ownership, acquisition, construction, development and/or operation of an asset and whose liabilities in respect of the relevant financing are not directly or indirectly the subject of a guarantee, indemnity or any other form of assurance, undertaking or support from any member of the Group except as expressly referred to in paragraph (b)(iii) below; or

(b) in respect of which the person or persons to whom such Borrowings are or may be owed by the relevant borrower (whether or not a member of the Group) has or have no recourse whatsoever to any member of the Group for the repayment of or payment of any sum relating to such Borrowings other than:

(i) recourse to the relevant borrower for amounts limited to the aggregate cash flow or net cash flow (other than historic cash flow or historic net cash flow) from such asset; and/or

(ii) recourse to such borrower for the purpose only of enabling amounts to be claimed in respect of those Borrowings in an enforcement of any Security
Interest given by such borrower over such asset or the income, cash flow or other proceeds arising therefrom (or given by any shareholder or the like in the borrower over its shares or the like in the capital of the relevant borrower) to secure those Borrowings or any recourse referred to in (iii) below, provided that (A) the extent of such recourse to such borrower is limited solely to the amount of any recoveries made on any such enforcement, and (B) such person or persons are not entitled, by virtue of any right or claim arising out of or in connection with such Borrowings, to commence proceedings for the winding up or dissolution of the borrower or to appoint or procure the appointment of any receiver, trustee or similar person or officer in respect of the borrower or any of its assets (save for the assets the subject of such Security Interest);
and/or

(iii) recourse to such borrower generally, or directly or indirectly to a member of the Group under any form of assurance, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for breach of an obligation (not being a payment obligation or any obligation to procure payment by another or an obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the person against whom such recourse is available; or

(c) which the Facility Agent (acting on the instructions of the Majority Banks) shall have agreed (acting reasonably) in writing to treat as a Project
Finance Borrowing for the
purposes of this Agreement.

"Qualifying Bank"
means:

(a)     a bank which:

(i) is a bank within the meaning of Section 840A of the Income and Corporation
Taxes Act 1988;

(ii) will be beneficially entitled to any interest to be paid to it (as a Bank) under this Agreement; and

(iii) is within the charge to United Kingdom corporation tax as respects such interest; or

(b)     a Treaty Bank.

"Reference Banks"
means, subject to Clause 26.4 (Reference Banks), the Agent,
Deutsche Bank AG London and
National Westminster Bank Plc.

"Relevant Period"
means each period of 12 months ending on the date of the audited consolidated accounts for each of the Borrower's financial years and on the date of the Borrower's unaudited consolidated accounts for the first half of each of the Borrower's financial years.

"Repayment Date"
means the fifth anniversary of the date of this Agreement.

"Request"
means a request made by the Borrower for a Loan, substantially in the form of Schedule 4.

"Revolving Credit Bank"
means, subject to Clause 26.2 (Transfers by Banks), a bank or financial institution listed in
Part I of Schedule 1 in its capacity as a participant in the Revolving Credit Facility.

"Revolving Credit Commitment"
means :

(a) in relation to a Revolving Credit Bank which is a Revolving Credit Bank on the date of this Agreement, the amount in Sterling set opposite its name in
Part I of Schedule 1
and the amount of any other Bank's Revolving Credit Commitment acquired by it under Clause 26 (Changes to the Parties); and

(b) in relation to a Revolving Credit Bank which becomes a Revolving Credit Bank after the date of this Agreement, the amount of any other Bank's
Revolving Credit
Commitment acquired by it under Clause 26 (Changes to the Parties),

to the extent not cancelled, transferred or reduced under this Agreement.

"Revolving Credit Facility"
means the sterling revolving credit facility referred to in Clause 2.1(a) (Facilities)

"Revolving Loan"
means the principal amount of each borrowing by the Borrower under the Revolving Credit
Facility or the principal amount outstanding of that borrowing.

"Rollover Loan"
means one or more Revolving Loans:

(a) whose proposed Drawdown Date is the same as the last day of the Interest Period of one or more existing Revolving Loans borrowed under the same
Facility; and

(b) whose aggregate principal amount does not exceed the aggregate outstanding principal amount of all existing Revolving Loans under the relevant
Facility whose Interest
Period ends on that Drawdown Date.

"Secretary of State"
means the person from time to time holding office as the Secretary of State for Trade and Industry or any successor office thereto;

"Security Interest"
means any mortgage, pledge, lien (other than a lien arising by operation of law), charge or other security interest.

"Subordinated Debt"
means, if the YPG Facility has been cancelled in full, the outstanding amount at any time
(including capitalised interest) of Borrowings which is:

(a)     owing by the Borrower to any of the shareholders of YPG;
and

(b) fully subordinated to the indebtedness of the Borrower under this Agreement by a subordination agreement in an agreed form.

"Subsidiary"
means:-

(a) a subsidiary within the meaning of Section 736 of the Companies Act 1985 as amended by Section 144 of the Companies Act 1989; and

(b) unless the context otherwise requires, a subsidiary undertaking within the meaning of
Section 21 of the Companies Act 1989.

"Swingline Bank"
means, subject to Clause 26.2 (Transfers by Banks), a bank or financial institution listed in
Part II of Schedule 1 in its capacity as a participant in the Swingline Facility.

"Swingline Commitment"
means:-

(a) in the case of a Swingline Bank which is a Swingline Bank on the date of this
Agreement, the amount in sterling set opposite its name in Part
II of Schedule 1 and the
amount of any other Bank's Swingline Commitment acquired by it under Clause 26
(Changes to the Parties); or

(b)     in the case of a Swingline Bank which becomes a Swingline
Bank after the date of this
Agreement, the amount of any other Bank's Swingline Commitment acquired by it under Clause 26 (Changes to the Parties),

to the extent not transferred, cancelled or reduced under this Agreement.

"Swingline Facility"
means the Dollar swingline facility referred to in Clause 2.1(b)
(Facilities).

"Swingline Loan"
means the principal amount of each borrowing by the Borrower under the Swingline Facility or the principal amount outstanding of that borrowing.

"Swingline Rate"
means, on any day, the higher of:

(a)     the Prime Rate; and

(b)     the aggregate of the Federal Funds Rate and 0.5 per cent.
per annum.

"Syndication Period"
means the period from the date of this Agreement to the earlier of:

(a) the date on which the Arrangers confirm to YEG that syndication of the Facility is complete; and

(b)     30th September, 1998,

or, if New Banks (as defined in Clause 26.2 (Transfers by Banks)) have agreed to commit to join the Facility under the syndication by the Arrangers but the relevant Novation Agreement or
Novation Certificate has not been effected by the end of the Syndication Period, such longer period as YEG shall agree with the Arrangers.

"Total Revolving Credit Commitments"
means the aggregate for the time being of the Revolving Credit
Commitments, being
(POUND)220,000,000 at the date of this Agreement.

"Total Swingline Commitments"
means the aggregate for the time being of the Swingline
Commitments, being equivalent in
Dollars of (POUND)110,000,000 calculated at the Facility Agent's
Spot Rate of Exchange at the date of
this Agreement.

"Treaty Bank"
means an institution which is resident (as such term is defined in the appropriate Double
Taxation Treaty) in a country with which the United Kingdom has an appropriate Double
Taxation Treaty giving residents of that country exemption from UK taxation on interest and does not carry on business in the United Kingdom through a permanent establishment with which the facility provided under this Agreement is effectively connected.

"YH"
means Yorkshire Holdings plc.

"YPG"
means Yorkshire Power Group Limited.

"YPG Facility"
means the agreement dated on or about the date of this Agreement and made between YPG,
YH, the Borrower, the Arrangers, the Banks and the Facility
Agent.

1.2     Construction
(a) In this Agreement, unless the contrary intention appears, a reference to:-

(i) an "agreed form" means, in the case of a document, the form of that document agreed between the Borrower and the Facility Agent as evidenced by the initialling of that document (or other written confirmation of the same) by the Borrower and the Facility
Agent or their respective legal advisers;

"assets" includes present and future properties, revenues and rights of every description;

an "authorisation" includes an authorisation, consent, approval, resolution, licence, exemption, filing and registration;

a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that, if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last day in that calendar month;

a "regulation" includes any regulation, rule, official directive, request or guideline
(whether or not having the force of law but, if not having the force of law, being of a type with which a relevant person is accustomed to comply) of any governmental body, agency, department or regulatory, self-regulatory or other authority or organisation;

"(POUND)" and "sterling" means the lawful currency for the time being of the United
Kingdom; and

"tax" includes any present or future tax, levy, impost, duty, charge, fee deduction or withholding of any nature and whatever called by whomsoever and wherever imposed, levied, collected, withheld or assessed.; and

"US$" or "Dollars" means the lawful currency for the time being of the United States of America.

(ii) a provision of law is a reference to that provision as amended or re-enacted;

(iii) a Clause or a Schedule is a reference to a clause of or a schedule to this Agreement;

(iv)    a person includes its successors and assigns;

(v) a Finance Document or another document is a reference to that Finance Document or other document as amended, novated or supplemented; and

(vi)    a time of day is a reference to London time.

(b) Unless the contrary intention appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that
Finance Document or notice as in this Agreement.

(c) The index to and the headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

1.3     Financial definitions
In this Agreement, EBITDA, Interest Payable and Interest
Receivable for any Relevant Period
shall be determined or calculated by reference to the financial statements of the Borrower or, for Adjusted Share Capital and Reserves, by reference to the financial statements of YPG or any other relevant entity for that Relevant Period delivered to the Facility Agent under
Clause 17.2 (Financial information).

2.      THE FACILITIES
2.1     Facilities
	Subject to the terms of this Agreement:-

(a) the Revolving Credit Banks grant to the Borrower a sterling revolving credit facility;
and

(b) the Swingline Banks grant to the Borrower a Dollar swingline facility.

2.2     Facility limits
(a) The Swingline Facility is not independent of the Revolving Credit Facility. The aggregate
Original Sterling Amount of all outstanding Loans (including
Swingline Loans) shall not at any
time exceed the Total Revolving Credit Commitments at that time.

(b)     The aggregate Original Sterling Amount of all outstanding
Swingline Loans shall not at any
time exceed the Total Swingline Commitments at that time.

2.3     A Bank's individual limit
(a) A Bank is not obliged to participate in a Loan if it would cause its applicable Outstandings to exceed its Overall Commitment.

(b)     For the purpose of this Clause 2.3:-

(i)     the "applicable Outstandings" of a Bank on any Drawdown
Date means the aggregate
Original Sterling Amount of the participations of that Bank and its Affiliated Bank(s) in all outstanding Loans which would be outstanding on that Drawdown Date, if:-

(1) all outstanding Loans having Maturity Dates which fall on or before that
Drawdown Date are repaid; and

(2) all Loans to be made on or before that Drawdown Date and in respect of which a Request has been received by an Agent are made;

and

(ii) the "Overall Commitment" of a Bank means, in the case of a Revolving Credit Bank, its Revolving Credit Commitment or, in the case of a Swingline
Bank which is not a
Revolving Credit Bank, the Revolving Credit Commitment of its
Affiliated Bank which
is a Revolving Credit Bank.

(c)     If the operation of Clause 5.3 (Advance of Revolving
Loans) or 6.3 (Advance of Swingline
Loans) would cause the applicable Outstandings of a Bank (the
"affected Bank") to exceed its
Overall Commitment, then:-

(i) the affected Bank will participate in the relevant Loan only to the extent that its applicable Outstandings will not exceed its Overall Commitment;

(ii) each other Bank's participation in the Loan under the relevant Clause will be re-calculated in accordance with that Clause, but for the purpose of the recalculation the affected Bank's Commitment will be deducted from the Total Revolving Credit
Commitments or the Total Swingline Commitments (as appropriate) and the amount of the affected Bank's participation in that Loan (if any) will be deducted from the requested amount of the Loan; and

(iii) the calculation in sub-paragraph (ii) above will be applied to each Bank in turn until the amount of its participation in the Loan under that Clause is determined.

2.4     Nature of a Finance Party's rights and obligations
(a)     The obligations of a Finance Party under the Finance
Documents are several.  Failure of a
Finance Party to carry out those obligations does not relieve any other Party of its obligations under the Finance Documents. No Finance Party is responsible for the obligations of any other
Finance Party under the Finance Documents.

(b) The rights of a Finance Party under the Finance Documents are divided rights. A Finance
Party may, except as otherwise stated in the Finance Documents, separately enforce those rights.

2.5     Change of currency
(a) If more than one currency or currency unit denomination are at the same time recognised by the central bank of any country as the lawful currency of that country, then:-

(i) any reference in the Finance Documents to, and any obligations arising under the
Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Facility Agent; and

(ii) any translation from one currency or currency unit to another shall be at the official rate of exchange or conversion rate recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Facility
Agent acting reasonably.

(b) If a change in any currency of a country occurs, this Agreement will be amended to the extent the Facility Agent specifies to be necessary to reflect the change in currency and to put the Banks and the Borrower in the same position, so far as possible, that they would have been in if no change in currency had occurred.

3.      PURPOSE
(a) The Borrower shall apply each Loan made to it under the Revolving Credit Facility towards its general corporate purposes and those of its Subsidiaries.

(b) The proceeds of a Swingline Loan may not be applied towards repayment of an outstanding
Swingline Loan.

(c) Without affecting the obligations of any Borrower in any way, no Finance Party is bound to monitor or verify the application of any Loan.

4.      CONDITIONS PRECEDENT
4.1     Documentary conditions precedent
	The Borrower may not deliver the first Request until the Facility Agent has notified the
Borrower and the Banks that it has received all the documents set out in Schedule 2 in the agreed form or, if not in the agreed form, in form and substance satisfactory to the Facility
Agent; and

4.2     Conditions precedent to first Loan
The obligation of each Bank to make the first Loan to the Borrower is subject to the further condition precedent that the Agent has received evidence satisfactory to it that, on that first
Drawdown Date, the Existing Facilities have been (or will be immediately following the making of the first Loan) prepaid and cancelled in full.

4.3     Further conditions precedent
The obligation of each Bank to make any Loan is subject to the further conditions precedent that:

(a)     on both the date of the Request and the Drawdown Date:-

(i)     the representations and warranties in Clause 16
(Representations and
warranties) to be repeated on those dates are correct in all material respects and will be correct in all material respects immediately after the Loan is made;
and

(ii)    (A)     (in the case of a Loan other than a Rollover
Loan) no Default

(B)     in the case of a Rollover Loan, no Event of Default

is outstanding or would result from the making of the Loan.

(b) the loan would not cause Clause 2.2 (Facility limits) to be contravened).

5.      REVOLVING LOANS
5.1     Commitment Period
	The Borrower may borrow a Revolving Loan during the Commitment Period if the Facility
Agent receives, not later than 10.00 a.m. on the Business Day before the proposed Drawdown
Date a duly completed Request.  Each Request is irrevocable.

5.2     Completion of Requests
A Request for a Revolving Loan will not be regarded as having been duly completed unless:-

(a)     it specifies that it is a utilisation of the Revolving
Credit Facility;

(b) the Drawdown Date is a Business Day falling before the Repayment Date;

(c) the principal amount of the Loan is a minimum of (POUND)5,000,000 and is an integral multiple of (POUND)5,000,000 or the balance of the undrawn Total
Revolving Credit
Commitments;

(e)     the Interest Period selected complies with Clause 9
(Interest Periods); and

(f)     the payment instructions comply with Clause 11
(Payments).

Each Request must specify one Loan only, but the Borrower may, subject to the other terms of this Agreement, deliver more than one Request on any one day. Unless otherwise agreed by the
Facility Agent, the number of Revolving Loans outstanding, together with the number of loans outstanding under the YPG Facility, shall not at any time exceed ten.

5.3     Advance of Revolving Loans
(a)     The Facility Agent shall promptly notify each Revolving
Credit Bank of the details of a
requested Revolving Loan and the amount of its participation in that Revolving Loan.

(b)     Subject to the terms of this Agreement, each Revolving
Credit Bank shall make its participation in a Revolving Loan available to the Facility Agent for the Borrower on the relevant
Drawdown Date.

(c)     The amount of each Bank's participation in a Revolving
Loan will be the proportion of the
Revolving Loan which its Revolving Credit Commitment bears to the Total Revolving Credit
Commitments on the proposed Drawdown Date, adjusted, if necessary to reflect the operation of Clause 2.3 (A Bank's individual limit).

6.      SWINGLINE LOANS
6.1     Commitment Period
The Borrower may borrow a Swingline Loan during the Commitment
Period if the Swingline
Agent receives, not later than 10.00 a.m. (New York City time) on the proposed Drawdown
Date, a duly completed Request. Each Request must be copied to the Facility Agent and is irrevocable.

6.2     Completion of Requests
A Request for a Swingline Loan will not be regarded as having been duly completed unless:-

(a)     it specifies that it is a utilisation of the Swingline
Facility;

(b) the Drawdown Date is a New York Business Day falling before the Repayment Date;

(c)     the amount of the Loan is:-

(i) the equivalent in Sterling of a minimum of US$5,000,000 and an integral multiple of US$1,000,000; or

(ii)    the balance of the undrawn Total Swingline Commitments;
or

(iii) such other amount as the Swingline Agent and the Borrower may agree;

(d)     the amount selected under paragraph (c) does not cause
Clause 2.2 (Facility limits) to
be contravened and no more than three Swingline Loans will be outstanding at any one time as a result of the making of that Swingline Loan;

(e)     the Interest Period selected complies with Clause 9
(Interest Periods); and

(f)     the payment instructions comply with Clause 11
(Payments).

6.3     Advance of Swingline Loans
(a)     The Swingline Agent shall, not later than 12.00 (noon)
(New York City time) on the proposed
Drawdown Date, notify each Swingline Bank of the details of the requested Swingline Loan and the amount of its participation in the Swingline Loan.

(b)     Subject to the terms of this Agreement, each Swingline
Bank shall make its participation in the Swingline Loan available to the Swingline Agent for the Borrower on the relevant Drawdown
Date.

(c) The amount of each Swingline Bank's participation in the Swingline Loan will be the proportion of the Swingline Loan which its Swingline Commitment bears to the Total
Swingline Commitments on the date of receipt of the relevant Request, adjusted, if necessary, to reflect the operation of Clause 2.3 (A Bank's individual limit).

(d)     A Swingline Loan cannot be used to repay another
Swingline Loan.

7.      REPAYMENT
7.1     Repayment
The Borrower shall repay each Loan in full on the last day of the Interest Period for that Loan:

(a)     in the case of a Revolving Loan, to the Facility Agent;
or

(b)     in the case of a Swingline Loan, to the Swingline Agent.

7.2     Re-borrowing
	Subject to the other terms of this Agreement amounts repaid under this Agreement may be re-borrowed.

8.      PREPAYMENT AND CANCELLATION
8.1     Automatic cancellation
The Commitments of each Bank shall be automatically cancelled at the close of business on the Repayment Date.

8.2     Voluntary prepayment
(a) The Borrower may at any time, by giving not less than five Business Days' prior notice (or such shorter period as the Majority Banks may agree) to the Facility Agent, prepay a
Revolving Loan in whole or in part (but, if in part, in a minimum amount of (POUND)10,000,000 and an integral multiple of (POUND)5,000,000).

(b) The Borrower may at any time prepay a Swingline Loan in whole or in part (but, if in part, in a minimum amount of US$10,000,000 and an integral multiple of US$5,000,000).

(c) Any prepayment of a Loan under this Clause 8.2 shall be applied pro rata against the participations of each Bank participating in that Loan.

8.3     Voluntary cancellation
(a)     The Borrower may, by giving not less than five Business
Days' prior notice (or such lesser
period as the Majority Banks may agree) to the Facility Agent, cancel the undrawn amount of the Total Revolving Credit Commitments in whole or in part (but, if in part, in a minimum amount of (POUND)10,000,000 and an integral multiple of (POUND)5,000,000).

(b)     The Borrower may, by giving not less than five Business
Days' prior notice to the Swingline
Agent, cancel the unutilised portion of the Total Swingline
Commitments in whole or in part
(but, if in part, in a minimum amount of (POUND)10,000,000 and an integral multiple of (POUND)5,000,000).

(c) Any cancellation in part shall be applied pro rata against the relevant Commitment of each Bank.

(d)     The Borrower may not cancel the Total Revolving Credit
Commitments if it would result in the
Total Swingline Commitments exceeding the Total Revolving Credit
Commitments.

8.4     Additional right of prepayment and cancellation
(a)     If:-

(i) any Borrower is required to pay to a Finance Party any additional amounts under
Clause 12 (Taxes); or

(ii) any Borrower is required to pay to a Finance Party any amount under Clause 14
(Increased costs)

then, without prejudice to the obligations of the Borrower under those Clauses, the Borrower may, whilst the relevant circumstances continue, serve a notice of prepayment and cancellation on that Bank through the Facility Agent. In that event:-

(i)     each of the Commitments of that Bank and its Affiliated
Bank (if any) shall be
cancelled; and

(ii) on the date falling five Business Days after the date of service of the notice, the
Borrower shall prepay the participation of that Bank and its Affiliated Bank (if any) in all the Loans made to it.

(b) If interest on a Loan is being calculated in accordance with Clause 13.3 (Alternative basis), then, without prejudice to the obligations of the Borrower under that Clause, the Borrower may, whilst the relevant circumstances continue, serve a notice of prepayment and cancellation on each Bank through the Facility Agent. On the date falling five Business Days after the date of service of the notice, the Borrower giving such notice shall prepay all the Loans made to it.

8.5     Miscellaneous provisions
(a) Any notice of prepayment and/or cancellation under this Agreement is irrevocable.

(b) All prepayments under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to Clause 23.2 (Other indemnities), without premium or penalty.

(c) No prepayment or cancellation is permitted except in accordance with the express terms of this Agreement.

(d) No amount of a Commitment cancelled under this Agreement may subsequently be reinstated.

9.      INTEREST PERIODS
9.1     General
Each Loan shall have one Interest Period only.

9.2     Selection
(a) The Borrower may select an Interest Period for a Loan in the relevant Request. Each Interest
Period for a Loan will commence on its Drawdown Date.

(b)     Subject to the following provisions of this Clause 9:

(i) each Interest Period for a Revolving Loan will be either an approved duration or an optional duration as so selected under paragraph (a) above; and

(ii) each Interest Period for a Swingline Loan will be a period not exceeding seven New
York Business Days.

(c) No Interest Period for a Loan may extend beyond the Repayment Date.

(d)     In this Clause 8:-

"approved duration" means one, two, three or six months; and

"optional duration" means any other period agreed by the Banks.

(e) The Borrower may not select an Interest Period in excess of one month during the Syndication
Period.

9.3     Selection of an optional duration
(a) If the Borrower selects an Interest Period for a Revolving Loan of an optional duration, it may also select an Interest Period of an approved duration to apply if the selection of an optional duration becomes ineffective in accordance with paragraph (b) below.

(b)     If:-

(i)     the Borrower requests an Interest Period for a Revolving
Loan of an optional duration;
and

(ii)    the Facility Agent notifies the Borrower not later than
10.30 a.m. on the first Business
Day of that Interest Period that matching deposits are not available to the Reference
Banks in the London interbank market to fund the Revolving Loan for that Interest
Period,

the Interest Period for that Revolving Loan shall be the alternative period so specified or, in the absence of any alternative selection, one month.

9.4     Non-Business Days
	If an Interest Period for a Revolving Loan would otherwise end on a day which is not a Business Day, that Interest Period shall instead end on the next
Business Day in that calendar
month (if there is one) or the preceding Business Day (if there is not).

9.5     Notification
The Facility Agent shall notify each relevant Party of the duration of each Interest Period promptly after ascertaining its duration.

10.     INTEREST
10.1    Interest rate
(a) The rate of interest on each Revolving Loan for each its Interest Period is the rate per annum determined by the Facility Agent to be the aggregate of the applicable:-

(i)     Margin;

(ii)    LIBOR; and

(iii)   Mandatory Cost.

(b) The rate of interest on each Swingline Loan for its Interest Period is the rate per annum determined by the Swingline Agent to be the Swingline Rate for each day during the Interest
Period.

10.2    Due dates
Except as otherwise provided in this Agreement, accrued interest on each Loan is payable by the Borrower on the last day of each Interest Period for that Loan and also, if the Interest
Period is longer than six months and the Loan is a Revolving
Loan, on the date falling six
months after the first day of that Interest Period.

10.3    Default interest
(a) If the Borrower fails to pay any amount payable by it under this Agreement, it shall forthwith on demand by the Facility Agent pay interest on the overdue amount from the due date up to the date of actual payment, as well after as before judgment, at a rate (the "default rate") determined by the Facility Agent to be 1 per cent. per annum above the higher of:

(i)     the rate on the overdue amount under Clause 10.1
(Interest rate) immediately before
the due date (if of principal); and

(ii)    (1)     if the overdue amount relates to a Swingline
Loan, the Swingline Rate; or

(2) in all other cases, the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Revolving Loan in the currency of the overdue amount for such successive
Interest Periods of
such duration as the Facility Agent may determine (each a "Designated
Interest Period").

(b)     The default rate will be determined:

(i) if calculated by reference to the Swingline Rate, on each day; or

(ii) if calculated by reference to LIBOR, on each Business Day or the first day of, or two
Business Days before the first day of, the relevant Designated
Interest Period, as
appropriate.

(c) If the default rate is to be calculated by reference to LIBOR and not rates are being quoted on the Telerate Screen or the Reuters Screen and the Facility Agent determines that deposits in sterling are not at the relevant time being made available by the Reference Banks to leading banks in the London interbank market, the default rate will be determined by reference to the cost of funds to the Facility Agent from whatever sources it may select.

(d) Default interest will be compounded daily (if calculated by reference to the Swingline Rate) or at the end of each Designated Interest Period (if calculated by reference to LIBOR).

10.4    Notification
The relevant Agent shall promptly notify each relevant Party of each determination of each rate of interest under this Agreement.

11.     PAYMENTS
11.1    Place
All payments by the Borrower or a Bank under the Finance
Documents shall be made to the
Agent or (if the payment relates to the Swingline Facility) the Swingline Agent to its account at such office or bank in the United Kingdom (or, in the case of the Swingline Agent, the United
States of America) as it may notify to the other Parties for this purpose.

11.2    Funds
Payments under the Finance Documents to the Agent shall be made for value on the due date at such times and in such funds as the Facility Agent may specify as being customary at the time for the settlement of transactions in the relevant currency in the place for payment.

11.3    Distribution
(a) Each payment received by an Agent under the Finance Documents for another Party shall, subject to paragraphs (b) and (c) below, be made available by that Agent to that Party by payment (on the date and in the currency and funds of receipt) to its account with such bank in the principal financial centre of the United Kingdom (or, in the case of payments relating to the Swingline , the United States of America) as it may notify to that Agent for this purpose by not less than five Business Days' prior notice.

(b) Each Agent may apply any amount received by it for the Borrower in or towards payment (on the date and in the currency and funds of receipt) of any amount due from the Borrower under this Agreement or in or towards the purchase of any amount of any currency to be so applied.

(c) Where a sum is to be paid under this Agreement to an Agent under the Finance Documents for another Party, that Agent is not obliged to pay that sum to that Party until it has established that it has actually received that sum. Each Agent may, however, assume that the sum has been paid to it in accordance with this Agreement and, in reliance on that assumption, make available to that Party a corresponding amount. If the sum has not been made available but an Agent has paid a corresponding amount to another Party, that Party shall refund the corresponding amount within three Business Days of demand, together with interest on that amount from the date of payment to the date of receipt, calculated at a rate determined by that Agent to reflect its cost of funds.

11.4    Currency
(a) A repayment or prepayment of a Loan or any part of a Loan is payable in the currency in which the Loan is denominated on its due date.

(b) Interest is payable in the currency in which the relevant amount in respect of which it is payable is denominated.

(c) Amounts payable in respect of costs, expenses and taxes and the like are payable in the currency in which they are incurred.

(d) Any other amount payable under the Finance Documents is, except as otherwise provided in the Finance Documents, payable in sterling.

11.5    Set-off and counterclaim
All payments made by the Borrower under the Finance Documents shall be made without set-off or counterclaim.

11.6    Non-Business Days
(a) If a payment under the Finance Documents is due on a day which is not a Business Day, the due date for that payment shall instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b) During any extension of the due date for payment of any principal under this Agreement interest is payable on that principal at the rate payable on the original due date.

11.7    Partial payments
(a) If the Facility Agent receives a payment insufficient to discharge all the amounts then due and payable by the Borrower under this Agreement, the Facility Agent shall apply that payment towards the obligations of the Borrower under this Agreement in the following order:-

(i) first, in or towards payment pro rata of any unpaid fees, costs and expenses of the
Agents under this Agreement;

(ii) secondly, in or towards payment pro rata of any accrued interest due but unpaid under this Agreement;

(iii) thirdly, in or towards payment pro rata of any principal due but unpaid under this
Agreement; and

(iv) fourthly, in or towards payment pro rata of any other sum due but unpaid under the
Finance Documents.

(b) If the Swingline Agent receives a payment insufficient to discharge all the amounts then due and payable by the Borrower to the Swingline Banks under this Agreement, the Swingline
Agent shall apply that payment towards the obligations of the Borrower under the Finance
Documents in respect of the Swingline Facility in the following order:-

(i) first, in or towards payment pro rata of any unpaid fees, costs and expenses of the
Swingline Agent under the Finance Documents;

(ii) secondly, in or towards payment pro rata of any accrued interest on a Swingline Loan due but unpaid under this Agreement; and

(iii) thirdly, in or towards payment pro rata of the principal of any Swingline Loan due but unpaid under this Agreement.

(c) The relevant Facility Agent shall, if so directed by all the Banks in the case of paragraph (a) above or all the Swingline Banks in the case of paragraph (b) above, vary the order set out in sub-paragraphs (a)(ii) to (iv) above or b(ii) and (iii) above as appropriate.

(d) Paragraphs (a), (b) and (c) above will override any appropriation made by the Borrower.

12.     TAXES
12.1    Gross-up
Subject to Clause 12.4 (Exceptions from gross-up), each payment to be made by the Borrower under this Agreement shall be made free and clear of and without deduction or withholding
(whether for or on account of tax or otherwise) unless the Borrower is required by law to make such a payment subject to such deduction or withholding in respect of any taxes imposed by laws of the United Kingdom or any federation or association of sovereign states of which the
United Kingdom is a member ("Relevant Taxes"). If any Relevant Tax or amounts in respect of Relevant Tax must be deducted, or any other deductions must be made, from any amounts payable or paid by the Borrower, or paid or payable by an Agent to a Bank, under the Finance
Documents, the Borrower shall (subject as provided in this Clause) increase the sum payable to the extent necessary to ensure that, after the making of such deduction or withholding, the relevant Bank receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

12.2    Tax receipts
Within 30 days after paying any sum from which it is required by law to make any deduction or withholding, the Borrower shall deliver to the relevant Agent for the relevant Bank evidence satisfactory to that Bank of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authority (a receipt by the relevant taxing or other authority being deemed to be such evidence).

12.3    Tax credits
If the Borrower makes a payment under Clause 12.1 (Gross-up) for the account of a Bank and that Bank determines that it has received or been granted a credit against or relief or remission for, or repayment of, any tax paid or payable by it in respect of or calculated with reference to the deduction or withholding under Clause 12.1 (Gross-up) that Bank shall, to the extent that it can do so without prejudice to the retention of the amount of such credit, relief, remission or repayment, pay to the Borrower such amount as that Bank determines is attributable to such deduction or withholding under Clause 12.1 (Gross-up) and which will leave that Bank (after such payment) in no better or worse position than it would have been in if the Borrower had not been required to make such deduction or withholding under Clause
12.1 (Gross-up).  Nothing
in this Clause 12.3 shall interfere with the right of a Bank to arrange its tax affairs in whatever manner it thinks fit nor oblige a Bank to disclose any information relating to its tax affairs or any computations in respect thereof.

12.4    Exceptions from gross-up
(a)     If:

(i)     a Revolving Bank is not or ceases to be a Qualifying
Bank; and

(ii) as a result the Borrower is required to deduct or withhold United Kingdom income tax in respect of payments of interest to be made by the Borrower to that Revolving Bank under this Agreement,

then the Borrower shall not be liable to pay under Clause 12.1 (Gross-up) in respect of any such payment of interest any amount in excess of the amount it would have been obliged to pay if that Revolving Bank were a Qualifying Bank provided that this Clause 12.4 shall not apply if, after the date of this Agreement any change occurs in, or in the official interpretation or application of, any relevant law or the practice of the United Kingdom Inland Revenue and as a result thereof that Bank is not or ceases to be a Qualifying Bank.

(b) The obligation of the Borrower to pay an additional amount under Clause 12.1 (Gross-up) shall not apply to the extent that the tax deducted is tax on the overall net income of a Bank save to the extent that such tax is in respect of the relevant payment from which the deduction must be made.

(c) A Borrower is not obliged to pay any additional amounts under Clause 12.1 (Gross-up) in respect of any deduction which, if the relevant Finance Party had completed a declaration, claim, exemption or other form which it is able to complete, would not have been required.

12.5    Notification
If at any time after the date of this Agreement a Revolving Bank is aware that it is not or will cease to be a Qualifying Bank (for whatever reason), it shall promptly notify the Borrower through the Facility Agent.

13.     MARKET DISRUPTION
13.1    Absence of quotations
If LIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply an offered rate by 11.30 a.m. on the Drawdown Date, the applicable LIBOR shall, subject to Clause 13.2 (Market disruption), be determined on the basis of the quotations of the remaining Reference Banks.

13.2    Market disruption
If:

(a) LIBOR is to be determined by reference to the Reference Banks but no, or only one, Reference Bank supplies a rate by 11.30 a.m. on the Drawdown Date or the Facility
Agent otherwise determines that, by reason of circumstances affecting the London
Interbank Market generally and not specific to the Revolving Credit Bank or Revolving
Credit Banks concerned, adequate and fair means do not exist for ascertaining LIBOR;
or

(b) the Facility Agent receives notification from Revolving Credit Banks whose participations in a Revolving Loan exceed 50 per cent. of that Loan that, by reason of circumstances affecting the London Interbank Market generally and not specific to the
Revolving Credit Bank or Revolving Credit Banks concerned:-

(i) matching deposits will not be available to them in the London interbank market in the ordinary course of business to fund their participations in that Loan for the relevant Interest Period; or

(ii) the cost to them of matching deposits in the London interbank market would be in excess of LIBOR for the relevant Interest Period,

the Facility Agent shall promptly notify the Borrower and the Revolving Credit Banks of the fact and that this Clause 13 is in operation.

13.3    Alternative basis
(a) If a notification under Clause 13.2 (Market disruption) applies to a Loan which has not been made:

(i)     that Loan shall still be made;

(ii) the first Interest Period of that Loan shall be one month; and

(iii) interest in respect of that Loan shall be calculated in accordance with paragraph (b) below.

(b) If a notification under Clause 13.2 (Market disruption) applies to a Loan which is made under paragraph (a) above or which is outstanding then, notwithstanding any other provision of this
Agreement:

(i) within five Business Days of receipt of the notification, the Borrower and the Facility
Agent shall enter into negotiations for a period of not more than 30 days with a view to agreeing an alternative basis for determining the rate of interest and/or funding applicable to that Loan and/or any other Loans;

(ii) if no alternative basis is agreed, the Facility Agent shall certify on or before the last day of the Interest Period to which the notification relates an alternative basis for maintaining that Loan, which shall be binding on the Borrower;
and

(iii) any such alternative basis may include an alternative method of fixing the interest rate, alternative Interest Periods or alternative currencies but it must reflect the cost to the Revolving Credit Banks of funding the Loan from whatever sources they may select plus the Margin plus any Mandatory Cost.

(c) The Facility Agent shall consult with the Borrower at least once every 14 days after the occurrence and during the continuance of the circumstances specified in the foregoing provisions of this Clause 13 with a view to reverting to the normal provisions for the determination of the rates of interest applicable to any Loan.

14.     INCREASED COSTS
14.1    Increased costs
(a) Subject to Clause 14.2 (Exceptions), the Borrower shall within five Business Days of a demand by a Bank pay to that Bank the amount of any increased cost incurred by it or its holding company as a result of any change in or change in the interpretation or application of any law or regulation (including any law or regulation relating to taxation, or reserve asset, special deposit, cash ratio, liquidity or capital adequacy requirements or any other form of banking or monetary control). Any such demand shall set out in reasonable detail the calculation and the cause of the amounts claimed and contain confirmation that the affected Bank is taking the same approach in relation to the majority of its other facilities of a similar nature.

(b)     In this Agreement "increased cost" means:

(i) an additional cost incurred by a Bank or its holding company as a result of that Bank having entered into, or performing, maintaining or funding its obligations under, this
Agreement; or

(ii) that portion of an additional cost incurred by a Bank or its holding company in that
Bank making, funding or maintaining all or any advances comprised in a class of advances formed by or including the Loans made or to be made under this Agreement as is attributable to it or its holding company in that Bank making, funding or maintaining the Loans; or

(iii) a reduction in any amount payable to a Bank or its holding company or the effective return to a Bank or its holding company under this Agreement or on its capital; or

(iv) the amount of any payment made by a Bank or its holding company, or the amount of any interest or other return foregone by a Bank or its holding company, calculated by reference to any amount received or receivable by a Bank under this Agreement.

14.2    Exceptions
Clause 14.1 (Increased costs) does not apply to any increased cost:-

(a)     compensated for by the payment of the Mandatory Cost;

(b) compensated for by the operation of Clause 12 (Taxes) or which would have been compensated under that Clause but for the operation of Clause
12.4 (Exceptions from
gross-up);

(c) attributable to any change in the rate of tax on the overall net income of a Bank;

(d) occurring as a result of any negligence or default of a Bank, including, without limitation, a breach by a Bank of any fiscal, monetary or capital adequacy limit imposed on it by any law or regulation; or

(e) occurring as a result of a transfer or novation of a Bank's rights or obligations under this Agreement; or

(f) any increased cost attributable to any implementation of the proposals contained in any of:-

(i)     the statement of the Basle Committee on Banking
Regulations and Supervisory
Practices dated July 1988 and entitled "International Convergence of Capital
Measurement and Capital Standards"; or

(ii) the EC Solvency Ratio Directive, EC Own Funds Directive, or EC Capital
Adequacy Directive or any law, regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental body, central bank, agency, department, regulatory, self-regulatory or other authority in any jurisdiction, implementing, applying or supplementing any of them with which a Bank complies or is required to comply, in each case as published before the date of this Agreement unless it results from any change in, or change in the interpretation of or application of, that statement, Directive, law, regulation, rule, official directive, request or guideline after the date of this
Agreement.

15.     ILLEGALITY AND MITIGATION
15.1    Illegality
If it is or becomes unlawful in any jurisdiction for a Bank to give effect to any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan, then:-

(a)     that Bank may notify the Borrower through the Facility
Agent accordingly; and

(b)     (i)     the Borrower shall forthwith prepay the
participations of that Bank in all or
part of the Loans made to it to the extent necessary to avoid the relevant illegality, together with accrued interest on that portion of those Loans; and

(ii) the undrawn Commitments of that Bank shall be reduced to such amount as would be lawful or (if no such amount would be lawful) to zero,

in each case, on or before the last day before the relevant unlawfulness takes effect.

15.2    Mitigation
If circumstances arise which would, or would on the giving of notice, result in:-

(a)     any additional amounts becoming payable under Clause 12
(Taxes); or

(b) any amount becoming payable under Clause 14 (Increased costs); or

(c) any prepayment, early payment or cancellation under Clause 15.1 (Illegality),

then, without limiting the obligations of the Borrower under this Agreement and without prejudice to the terms of Clauses 12 (Taxes), 14 (Increased costs) and 15.1 (Illegality), the affected Finance Party may, in consultation with the Borrower, take such steps as may reasonably be open to it to mitigate or remove such circumstance, including (without limitation) the transfer of its rights and obligations under this Agreement to another branch or another bank or financial institution acceptable to the Borrower, unless to do so would (in the sole opinion of the affected Finance Party) be prejudicial to it.

16.     REPRESENTATIONS AND WARRANTIES
16.1    Representations and warranties
The Borrower makes the representations and warranties set out in this Clause 16
(Representations and warranties) to each Finance Party.

16.2    Status
(a) It is a limited liability company, duly incorporated and validly existing under the laws of England;

(b) each member of the Group has the power to own its assets and carry on its business as it is being conducted;

(c) Each Licence Holder has been duly licensed and authorised by the Secretary of State under
Section 6(I)(c) of the Act for the generation, distribution and/or supply of electricity and the Licence is in full force and effect.

16.3    Powers and authority
It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, the Finance Documents to which it is or will be a party and the transactions contemplated by those Finance Documents.

16.4    Legal validity
Except as stated in any qualifications as to matters of law in any legal opinion referred to in
Schedule 2, each Finance Document to which it is or will be a party constitutes, or when executed in accordance with its terms will constitute, its legal, valid and binding obligation.

16.5    Non-conflict
(a) The entry into and performance by it of, and the transactions contemplated by, the Finance
Documents do not and will not conflict with the Licence in any material respect.

(b) The entry into and performance by it of, and the transactions contemplated by, the Finance
Documents do not and will not:-

(i) conflict with any law or regulation or authorisation or judicial or official order in any material respect; or

(ii) conflict with the constitutional documents of any member of the Group; or

(iii) conflict with the Licence or any document which is binding upon any member of the Group or any asset of any member of the Group to an extent or in a manner which would have a Material Adverse Effect.

16.6    No default
No Event of Default or Default is outstanding which has not been remedied or waived or would result from the making of any Loan.

16.7    Authorisations
All authorisations which are necessary for the entry into, performance and validity of, and the transactions contemplated by, the Finance Documents have been obtained or effected (as appropriate) and are in full force and effect.

16.8    Accounts
	On and from the date that audited consolidated accounts of the Group are first delivered to the Facility Agent under Clause 17.2 (Financial information), the audited consolidated accounts of the Group most recently delivered to the Facility Agent:-

(i) have been prepared in accordance with accounting principles and practices generally accepted in the United Kingdom; and

(ii) (in conjunction with the notes thereto) give a true and fair view of the consolidated financial condition of the Group as at the date to which they were drawn up.

16.9    Material adverse change
	Since the date as at which the most recent audited consolidated financial statements of YPG were stated to be prepared, there has been no material adverse change in the financial condition of Group taken as a whole.

16.10   Litigation
Save as disclosed in writing to the Facility Agent prior to the date of this Agreement no litigation or arbitration is current or, to its knowledge, pending or has been threatened in writing, which are likely to be determined adversely to it and, if so determined, might reasonably be likely to have a Material Adverse Effect.

16.11   Licence
(a) The Licence is in full force and effect and there exist no material breaches of the terms of the Licence.

(b) There are no circumstances in existence which would be likely to lead the Director General or the Secretary of State to seek to revoke the Licence except in each case where the relevant event or circumstances would not have a Material Adverse Effect.

(c)     YEG has not breached:

(i) any requirement of the Act or any regulations made thereunder; or

(ii) any other statutory requirement or any final order or confirmed provisional order in each case made under the Act; or

(iii) any undertaking given by it to the Director General or the Secretary of State in relation to the conduct of its business as a generator of electricity or as a public electricity supplier (as the case may be), the consequence of which is reasonably likely to have a Material
Adverse effect.

(d) Neither the Director General nor the Secretary of State has given notice to revoke a Licence.

(e) Save as described in writing to the Agent no amendment of any of the terms of a Licence has been made or proposed which is reasonably likely to have a Material Adverse Effect.

16.12   Information
To the best of the knowledge of the Borrower after due enquiry:

(a) the factual information contained in Sections 4, 5 and 6 of the Information
Memorandum (other than the information referred to in paragraph
(b) below) was true
in all material respects as at its date;

(b)     the factual information contained in the Information
Memorandum which has been
taken from the SEC filing dated 3rd June, 1998 was true in all material respects as at the date of that SEC filing;

(c) all estimates and projections contained in the Information Memorandum were prepared by the Borrower based upon assumptions that the Borrower considered to be reasonable as at the date of their preparation and on the basis of information available to the Borrower provided by third parties the Borrower believed, in each case, to be reliable, except that no representation is made that these estimates or projections will be achieved;

(d) the Information Memorandum did not omit as at its date any information which renders the information contained in it untrue or misleading in any material respect; and

(e) as at the date of the Credit Agreement, nothing has occurred since the date of the Information Memorandum which renders the factual information contained in Sections
4, 5 and 6 of the Information Memorandum untrue or misleading in any material respect.

16.13   Times for making representations and warranties
The representations and warranties set out in this Clause 16
(Representations and warranties):-

(a)     are made on the date of this Agreement; and

(b) (other than the representations in Clauses 16.2(c) (Status), 16.5(a) (Non-conflict),16.9
(Material adverse change), 16.10 (Litigation), 16.11(c) to (e)
(Licence) and 16.12
(Information)) are deemed to be repeated by the Borrower on the date of each Request made by it and the first day of each Interest Period of a Loan made to it with reference to the facts and circumstances then existing but as if the words in Clause 16.6 (No default) "or Default" had been deleted.

17.     UNDERTAKINGS
17.1    Duration
The undertakings in this Clause 17 (Undertakings) remain in force from the date of this
Agreement for so long as any amount is or may be outstanding under this Agreement or any
Commitment is in force.

17.2    Financial information
The Borrower shall supply to the Facility Agent (with sufficient copies for all the Banks):-

(a) as soon as the same are available (and in any event within 180 days of the end of each of its financial years), the audited consolidated accounts of the Group and for YPG for that financial year;

(b) as soon as the same are available (and in any event within 90 days of the end of the first half-year of each of its financial years), the unaudited consolidated accounts of the
Group and for YPG for that half-year; and

(c) together with the accounts specified in paragraphs (a) and (b) above, a certificate signed by two of its directors on its behalf setting out in reasonable detail computations establishing compliance with Clause 17.14 (Financial covenants);
and

(d) as soon as the same are available (and in any case within 60 days of the end of each relevant financial quarter of each of its financial years), the unaudited quarterly accounts required to be registered by YPG with the U.S.
Securities and Exchange
Commission,

and all such accounts supplied under paragraphs (a) or (b) above shall be prepared in accordance with accounting principles generally accepted in the United Kingdom.

17.3    Information - Miscellaneous
The Borrower shall supply to the Facility Agent (with sufficient copies for all the Banks, if the Facility Agent so requests):-

(a) all documents despatched by it to its creditors generally or (if it is not a close company within the meaning of Section 414 of the Income and Corporation
Taxes Act, 1988) to
its shareholders generally (or any class of its shareholders generally) at the same time as they are despatched;

(b) promptly upon becoming aware of them, details of any litigation, arbitration or administrative proceedings which are current, threatened in writing or pending, and which if they had been current or threatened in writing on the date of this Agreement would have resulted in the representation in Clause 16.10 (Litigation) being incorrect in any material respect; and

(c) promptly upon becoming aware that any modifications to the Licence are being proposed by the Director General or the Secretary of State, reasonable details thereof, to be updated from time to time to reflect any changes, provided that such details shall be required to be reported to the Agent hereunder, only to the extent that if such proposed modifications were to be made to the Licence, compliance with such modification or undertaking would have a Material Adverse Effect.

17.4    Notification of Default
The Borrower shall notify the Facility Agent of any Default or Event of Default affecting it
(and the steps, if any, being taken to remedy it) promptly upon its occurrence.

17.5    Compliance certificates
The Borrower shall supply to the Facility Agent:-

(a)     together with the accounts specified in Clause 17.2(a)
(Financial information); and

(b) promptly if the Facility Agent so requests (but no more often than twice in a calendar year (excluding the certificate under paragraph (a) above)),

a certificate signed by two of its directors on its behalf certifying that no Default is outstanding or, if a Default is outstanding, specifying the Default and the steps, if any, being taken to remedy it.

17.6    Authorisations
The Borrower shall:-

(a) use all reasonable endeavours to obtain, maintain and comply in all material respects with the terms of; and

(b)     (if requested) supply certified copies to the Facility
Agent of,

any authorisation required under any law or regulation to enable it to perform its obligations under, or for the validity or admissibility in evidence of, any Finance Document.

17.7    Pari passu ranking
The Borrower shall procure that its obligations under the Finance
Documents do and will rank
at least pari passu with all its other present and future unsecured obligations, except for taxes, national insurance contributions, local or water authority rates and employee remuneration and benefits which are mandatorily preferred by law applying to companies generally or by the Act.

17.8    Negative pledge
(a) The Borrower shall not and shall procure that no Subsidiary will, create or permit to subsist any Security Interest on any of its assets.

(b)     Paragraph (a) does not apply to Permitted Security
Interests or to Security Interests arising under the Act.

17.9    Disposals
The Borrower shall not, and shall procure that no other
Subsidiary of the Borrower shall, either in a single transaction or in a series of transactions, whether related or not and whether voluntarily or involuntarily, sell, transfer, grant or lease or otherwise dispose of all or any substantial part of the assets of the Group.

The paragraph above does not apply to:

(a) sales, conveyances, transfers or other disposals in the ordinary course of business on arm's length terms or otherwise at market value; or

(b) sales, conveyances, transfers or other disposals the aggregate book value of which is at the time of the final such disposal in any financial year 7.5% or less of Adjusted Share
Capital and Reserves (less the Preferred Securities); or

(c) disposals to another member of the Group provided that such disposals shall only be made to:

(A)     a wholly owned Subsidiary of the Borrower;

(B) another person who immediately after such disposal becomes a wholly owned subsidiary of the Borrower; or

(C) another member of the Group if the interest of the Borrower in that transferee is no less than its interest in the transferor; or

(d) disposals of assets in exchange for other assets similar as to type and value or where all or a substantial part of the net proceeds of such disposal are used within 60 days of the disposal (or such longer period as the Majority Banks may agree) in the acquisition of such assets; or

(e) disposals of cash raised or borrowed or temporary investments representing surplus funds; or

(f) the expenditure of cash in the ordinary course of business including, without limitation, for the repayment of any debt or the acquisition of any asset; or

(g) the payment of any dividend or distribution whatsoever and whether extraordinary or special in nature or otherwise, in each case, in cash or in specie; or

(h) disposals on normal commercial terms of old and/or obsolete plant or equipment; or

(i)     any distribution of the surplus assets of a Subsidiary
(not being a Principal Subsidiary)
in a liquidation or winding up not involving insolvency; or

(j) disposals (with or without recourse) of receivables at arm's length and on normal commercial terms (or by way of securitisation or monetisation) provided that:

(A) the majority of the proceeds from that disposal are used to repay the YPG
Facility and this Agreement in the following order:

first, Facility A;

second, any other loan owing by YPG under the YPG Facility;

third, any other amount under the YPG Facility or this Agreement designated by YEG; and

(B) that disposal would not of itself be reasonably likely to result in a breach of the Borrower's obligations under Clause 17.14 (Financial covenants) either at the time of the disposal or following the disposal; or

(k) the sale at arm's length or otherwise at market value of the any of the shares in Ionica PLC owned by the Borrower; or

(l) the sale at arm's length of power generation assets owned by members of the Group; or

(m)     with the prior written consent of the Majority Banks.

17.10   Change of business
Unless the Facility Agent (acting on the instructions of the Majority Banks) otherwise agrees or the change arises by operation of law, the Borrower shall not permit the Group as a whole to make any substantial change in the nature of its business as a distributor and/or supplier of electricity within its authorised area which, when taken together, would account for more than 10 per cent. of the consolidated gross assets and/or turnover of the Group.

17.11   Restriction on Borrowings
No member of the Group will incur or have outstanding any Borrowings other than:

(a)     under the Finance Documents;

(b) for the purpose of refinancing the Facility in full on the date on which such Borrowings are first utilised;

(c)     for the purpose of refinancing part of the Facility;

(d) Borrowings owing by one member of the Group to another member of the Group;

(e)     Subordinated Debt;

(f) Borrowings secured under paragraph (c) of the definition of Permitted Security
Interests up to the amount set out in sub-paragraph (c)(i) of that definition unless that
Security Interest is to be discharged under sub-paragraph (c)(ii) of that definition;

(g) Borrowings under any recourse disposal of receivables where that disposal is permitted under Clause 17.9(j) (Disposals);

(h)     Project Finance Borrowings; or

(i)     with the prior written consent of the Majority Banks;

(j) any other Borrowings of the Borrower or any of its Subsidiaries in an amount which, after deducting Investments of the Borrower or any of its Subsidiaries do not exceed in aggregate (POUND)700,000,000 (including under the Finance
Documents and the YPG
Facility).

17.12   Environmental Matters
The Borrower will, and will ensure that each member of the Group will:

(a) obtain all necessary Environmental Licences and comply in all material respects with
(i) the terms and conditions of all Environmental Licences applicable to it and (ii) all other applicable Environmental Laws in each case where failure to do so would have a
Material Adverse Effect;

(b)     promptly upon receipt of the same, notify the Facility
Agent of any claim, notice or
other communication served on it in respect of any alleged breach of or corrective or remedial obligation or liability under any Environmental Law which would or would be likely to or (in the case of an alleged breach), if substantiated, would have a Material
Adverse Effect.

17.13   Licence
(a)     To the extent that there would otherwise be a Material
Adverse Effect, the Borrower shall, and
shall ensure that each Licence Holder shall, comply with all terms and conditions of the
Licence and with the requirements of all laws, rules, regulations, orders and other requirements for the time being of the Secretary of State and the Director
General applicable to Licence
Holder with which it is obliged to comply; and

(b) The Borrower will promptly notify the Facility Agent of any amendments to the Licence occurring after the date of this Agreement (other than those of a minor and/or technical nature).

17.14   Financial covenants
The Borrower shall procure that EBITDA for any Relevant Period shall not be less than 2.5 times Net Interest Payable for that Relevant Period.

17.15   Licence undertakings
The Borrower shall promptly supply to the Agent:

(a) copies of all notices or orders served on it by the Director General or the Secretary of State in exercise of the powers conferred on him by the Act to the extent the same might reasonably be expected to have a Material Adverse Effect;

(b) details of any references relating to it to the Monopolies and Mergers Commission after the date of this Agreement; and

(c) details of the exercise by the Secretary of State or the Director General of the powers conferred on them by the Fair Trading Act 1973, the Competition
Act 1980 and/or
Section 12 of the Act relating to it or any business carried on by it and regulated thereby,

17.16   Change of basis
If, at any time, the Borrower changes or proposes to change in any material respect the basis upon which the Group's audited annual consolidated accounts are prepared (whether or not by reason of a change in accounting standards or otherwise), then:-

(a) the Borrower shall promptly notify the Facility Agent of the change or proposed change;

(b) subject to paragraph (c) below, the Borrower shall calculate the financial covenants under Clause 17.14 (Financial covenants) on the basis of the accounting standards used for the Original Group Accounts and shall provide appropriate calculations with the certificates delivered under Clause 17.2(c) (Financial information) to show the reconciliations and adjustments that have been made as a result of the change in accounting standards; and

(c)     if the Borrower so requests at any time:-

	(i) the Borrower and the Facility Agent shall enter into discussions for a period of not more than 45 days with a view to agreeing the amendments which would be required to be made to Clause 17.14 (Financial Covenants) to procure that, as far as possible, the Borrower and the Banks are in no worse position than they would have been in if the change in accounting standards had not occurred,

(ii) any agreement between the Borrower and the Facility Agent under sub-paragraph (i) above shall be, with the prior consent of the Majority Banks, binding on all the Parties; and

(iii) if no agreement is reached under sub-paragraph (i) above, then the Borrower's auditors shall certify the amendments which would be required to be made to this Agreement to place the Borrower, the Borrower and the Banks in the same position they would have been in if the change had not taken place; a certificate of the auditors in accordance with the above will, in the absence of manifest error, be binding on all the Parties.

18.     DEFAULT
18.1    Events of Default
Each of the events set out in Clauses 18.2 (Non-payment) to 18.15
(Expropriation) (inclusive)
is an Event of Default (whether or not caused by any reason whatsoever outside the control of the Borrower or any other person).

18.2    Non-payment
The Borrower does not pay any amount payable by it under the Finance Documents on the due date at the place at and in the currency in which it is expressed to be payable and, but only if such failure is due solely to administrative error or technical difficulties, such non payment is not remedied within 3 Business Days.

18.3    Breach of other obligations
(a) The Borrower does not comply with the provisions of Clause 17.14 (Financial covenants).

(b) The Borrower does not comply with any provision of the Finance Documents (other than those referred to in paragraph (a) above or Clause 18.2 (Non-payment)) and such default, if capable of remedy, is not remedied within 25 days after the earlier of the date upon which the Borrower became aware of the same and the date on which the Borrower receives notice from the Facility
Agent requiring remedy.

18.4    Misrepresentation
A representation, warranty or statement made or repeated in or in connection with any Finance
Document or in any document delivered by or on behalf of the Borrower under or in connection with any Finance Document is incorrect in any respect when made or deemed to be made or repeated.

18.5    Cross-default
(a) Any Borrowings of a member of the Group are not paid when due; or

(b) an event of default howsoever described occurs under any document relating to Borrowings of a member of the Group and any financier to which those Borrowings are owed takes any step to improve its commercial position, whether by charging a fee not provided for in the original document evidencing those Borrowings, or seeking more onerous provisions in that document;
or

(c) any Borrowings of a member of the Group become prematurely due and payable or are placed on demand as a result of an event of default under the document relating to those Borrowings,

and the aggregate principal amount of Borrowings or amounts referred to in paragraphs (a) to
(c) (inclusive) above exceeds (POUND)15,000,000 or its equivalent in any other currency.

18.6    Administration
(a) The Borrower or any Principal Subsidiary passes an effective resolution to present an application for an administration order; or

(b) an application for an administration order in relation to the Borrower or a Principal Subsidiary is presented to the court unless the application is being contested in good faith on reasonable grounds by appropriate proceedings; or

(c) an administration order is made in relation to the Borrower or any Principal Subsidiary.

18.7    Insolvency
The Borrower or any Principal Subsidiary has any voluntary arrangement proposed in relation to it under Section 1 of the Insolvency Act 1986, or enters into any other composition, scheme of arrangement, compromise or arrangement involving such company and its respective creditors generally (other than for the purposes of reconstruction or amalgamation or other similar arrangement).

18.8    Insolvency proceedings
(a) The Borrower or any Principal Subsidiary passes an effective resolution for its winding up other than a resolution previously approved in writing by the Facility Agent; or

(b) a petition for the winding up of the Borrower or any Principal Subsidiary is presented to the court and either:

(i) such company does not apply to the court within 30 days after the presentation of such petition requesting the court to refuse such petition; or

(ii) it does so apply but such petition is not refused by such court within 60 days after such application for the refusal of such petition or any such company becomes subject to a winding up order,

provided that nothing in this Clause 18.8 shall apply to a solvent reconstruction, amalgamation or reorganisation of a Principal Subsidiary.

18.9    Appointment of receivers and managers
Any liquidator, trustee in bankruptcy, compulsory manager, receiver, administrative receiver, administrator or the like is appointed in respect of the Borrower or any Principal Subsidiary or any material part of its assets or undertaking or the directors of the Borrower or a Principal
Subsidiary request the appointment of a liquidator, trustee in bankruptcy, compulsory manager, receiver, administrative receiver, administrator or the like (other than an appointment to which the Facility Agent has approved pursuant to Clause 18.8 (Insolvency proceedings)).

18.10   Unlawfulness
It is or becomes unlawful for the Borrower to perform any of its obligations under the Finance
Documents.

18.11   Licence
(a) Any modification (other than a modification which is of a minor or technical nature) is made to the terms and conditions of the Licence and such modification would be expected to have a Material Adverse Effect; or

(b) the Licence (excluding any second tier supply licence) is surrendered by the Licence Holder or is revoked by the Secretary of State or a notice from the Secretary of State is given to that effect in accordance with its terms or it otherwise ceases to be in full force and effect and, in each case, the Licence is not replaced on substantially similar terms except where such surrender, cessation or revocation has been agreed between the Borrower and the Secretary of
State and consented to by the Majority Banks and provided that the giving of notice pursuant to paragraph 3 of Part 1 of the Licence shall not be deemed to constitute the revocation of the
Licence.

18.12   Pooling and Settlement Agreement
Any notice requiring the Borrower to cease to be a party to the Pooling and Settlement
Agreement is given to the Borrower under clause 66.1.3 or 66.2.2 of the Pooling and
Settlement Agreement, or the Borrower otherwise ceases to be a party to that agreement and the same has a Material Adverse Effect, unless the Borrower or any of its Subsidiaries enters into arrangements which replace the Pooling and Settlement Agreement for electricity trading and settlement within the electricity industry and those replacement arrangements do not have a Material Adverse Effect.

18.13   Compliance with the Act
	YEG fails to comply with a final order (within the meaning of Section 25 of the Act) or with a provisional order (within the meaning of that section) which has been confirmed under that section (and not since been revoked) or any provisions of the Act detailing the rights, powers, authorities, obligations and duties of the Secretary of State or the Director General or the manner in or time at which they are to be exercised, are repealed or amended in a manner which has (or is likely to have) a Material Adverse Effect.

18.14   Ownership of the Borrower
	The Borrower is not or ceases to be a direct or indirect wholly owned Subsidiary of YH.

18.15   Expropriation
All or a substantial part of the assets of the Borrower shall be seized, renationalised or expropriated by any governmental authority.

18.16   Acceleration
On and at any time after the occurrence of an Event of Default while the same is continuing, unremedied or unwaived the Facility Agent may (and, shall if so directed by the Majority
Banks), by notice to the Borrower:

(a)     cancel the Total Revolving Credit Commitments and the
Total Swingline
Commitments; and/or

(b) demand that all or part of the Loans, together with accrued interest and all other amounts accrued under this Agreement be immediately due and payable, whereupon they shall become immediately due and payable; and/or

(c) demand that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Facility Agent acting on the instructions of the Majority Banks.

19.     THE AGENT AND THE ARRANGERS
19.1    Appointment and duties of the Facility Agent
(a) Each Finance Party (other than the Facility Agent) irrevocably appoints the Facility Agent to act as its agent under and in connection with the Finance
Documents.

(b)     Each Swingline Bank irrevocably appoints the Swingline
Agent to act as its agent under this
Agreement in connection with the Swingline Facility.

(c) Each Party appointing an Agent irrevocably authorizes that Agent on its behalf to:

(i) perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Finance Documents, together with any other incidental rights, powers and discretions; and

(ii) execute each Finance Document expressed to be executed by that Agent on that Party's behalf.

(d) The Agents shall have only those duties which are expressly specified in the Finance
Documents. Those duties are solely of a mechanical and administrative nature.

19.2    Role of the Arrangers
Except as otherwise provided in the Finance Documents, the Arrangers have no obligations of any kind to any other Finance Party under or in connection with any Finance Document.

19.3    Relationship
The relationship between an Agent and the other Finance Parties is that of agent and principal only. Nothing in this Agreement constitutes an Agent as trustee or fiduciary for any other
Party or any other person and an Agent need not hold in trust any moneys paid to it for a Party or be liable to account for interest on those moneys.

19.4    Majority Banks' instructions
(a) Each Agent will be fully protected if it acts in accordance with the instructions of the Majority
Banks in connection with the exercise of any right, power or discretion or any matter not expressly provided for in the Finance Documents. Any such instructions given by the Majority
Banks will be binding on all the Banks. In the absence of such instructions an Agent may act as it considers to be in the best interests of all the Banks.

(b)     No Agent is authorized to act on behalf of a Bank
(without first obtaining that Bank's consent) in any legal or arbitration proceedings relating to any Finance
Document.

19.5    Delegation
Each Agent may act under the Finance Documents through its personnel and agents.

19.6    Responsibility for documentation
No Agent or Arranger is responsible to any other Finance Party for:-

(a) the execution, genuineness, validity, enforceability or sufficiency of any Finance
Document or any other document;

(b)     the collectability of amounts payable under any Finance
Document; or

(c) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document (including the Information Memorandum).

19.7    Default
(a) No Agent is obliged to monitor or enquire as to whether or not a Default has occurred. No
Agent will not be deemed to have knowledge of the occurrence of a Default. However, if an
Agent receives notice from a Party referring to this Agreement, describing the Default and stating that the event is a Default, it shall promptly notify the Banks.

(b) An Agent may require the receipt of security satisfactory to it whether by way of payment in advance or otherwise, against any liability or loss which it will or may incur in taking any proceedings or action arising out of or in connection with any Finance Document before it commences these proceedings or takes that action.

19.8    Exoneration
(a) Without limiting paragraph (b) below, no Agent will be liable to any other Finance Party for any action taken or not taken by it under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct.

(b) No Party may take any proceedings against any officer, employee or agent of an Agent in respect of any claim it might have against an Agent or in respect of any act or omission of any kind (including gross negligence or wilful misconduct) by that officer, employee or agent in relation to any Finance Document.

19.9    Reliance
Each Agent may:-

(a) rely on any notice or document believed by it to be genuine and correct and to have been signed by, or with the authority of, the proper person;

(b) rely on any statement made by a director or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify; and

(c) engage, pay for and rely on legal or other professional advisers selected by it (including those in an Agent's employment and those representing a Party other than an Agent).

19.10   Credit approval and appraisal
Without affecting the responsibility of the Borrower for information supplied by it or on its behalf in connection with any Finance Document, each Bank confirms that it:-

(a) has made its own independent investigation and assessment of the financial condition and affairs of the Borrower and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Agents or the Arrangers in connection with any Finance
Document; and

(b) will continue to make its own independent appraisal of the creditworthiness of the
Borrower and its related entities while any amount is or may be outstanding under the
Finance Documents or any Commitment is in force.

19.11   Information
(a) Each Agent shall promptly forward to the person concerned the original or a copy of any document which is delivered to that Agent by a Party for that person.

(b) The Facility Agent shall promptly supply a Bank with a copy of each document received by it under Clause 4 (Conditions precedent) upon the request and at the expense of that Bank.

(c) Except where this Agreement specifically provides otherwise, no Agent is obliged to review or check the accuracy or completeness of any document it forwards to another Party.

(d)     Except as provided above, no Agent has a duty:-

(i) either initially or on a continuing basis to provide any Bank with any credit or other information concerning the financial condition or affairs of the Borrower or any related entity of the Borrower whether coming into its possession before, on or after the date of this Agreement; or

(ii) unless specifically requested to do so by a Bank in accordance with a Finance
Document, to request any certificates or other documents from the Borrower.

19.12   The Agents and the Arrangers individually
(a) If it is also a Bank, each of the Agents and each Arranger has the same rights and powers under this Agreement as any other Bank and may exercise those rights and powers as though it were not an Agent or an Arranger.

(b)     Each Agent and each Arranger may:-

(i) carry on any business with the Borrower or its related entities;

(ii) act as agent or trustee for, or in relation to any financing involving, the Borrower or its related entities; and

(iii) retain any profits or remuneration in connection with its activities under this
Agreement or in relation to any of the foregoing.

(c) In acting as an Agent, the agency division of each Agent will be treated as a separate entity from its other divisions and departments. Any information acquired by an Agent which, in its opinion, is acquired by it otherwise than in its capacity as the Agent may be treated as confidential by that Agent and will not be deemed to be information possessed by it in its capacity as such.

(d) The Borrower irrevocably authorizes each Agent to disclose to the other Finance Parties any information which is received by it in its capacity as an Agent.

(e) Each Agent may deduct from any amount received by it for the Banks pro rata any unpaid fees, costs and expenses of that Agent incurred by it in connection with the Finance Documents.

19.13   Indemnities
(a) Without limiting the liability of any Borrower under the Finance Documents, each Bank shall forthwith on demand indemnify each Agent for that Bank's proportion of any liability or loss incurred by that Agent in any way relating to or arising out of its acting as that Agent, except to the extent that the liability or loss arises directly from that Agent's gross negligence or wilful misconduct.

(b) A Bank's proportion of the liability or loss set out in paragraph (a) above is the proportion which its participation in the Revolving Loans (if any) bear to all the Revolving Loans outstanding on the date of the demand. However, if there are no Revolving Loans outstanding on the date of demand, then the proportion will be the proportion which its Revolving Credit
Commitment bears to the Total Revolving Credit Commitments at the date of demand or, if the Total Revolving Credit Commitments have been cancelled, bore to the Total Revolving Credit
Commitments immediately before being cancelled.

19.14   Compliance
(a) Each Agent may refrain from doing anything which might, in its opinion, constitute a breach of any law or regulation or be otherwise actionable at the suit of any person, and may do anything which, in its opinion, is necessary or desirable to comply with any law or regulation of any jurisdiction.

(b) Without limiting paragraph (a) above, no Agent need disclose any information relating to the Borrower or any of its related entities if the disclosure might, in the opinion of that Agent, constitute a breach of any law or regulation or any duty of secrecy or confidentiality or be otherwise actionable at the suit of any person.

19.15   Resignation of Agent
(a) Notwithstanding its irrevocable appointment, an Agent may resign by giving notice to the Banks and the Borrower, in which case that Agent may forthwith appoint one of its Affiliates as successor Agent or, failing that, the Majority Banks may (after consultation with the
Borrower) appoint a successor Agent.

(b) If the appointment of a successor Agent is to be made by the Majority Banks but they have not, within 30 days after notice of resignation, appointed a successor
Agent which accepts the
appointment, the retiring Agent may (after consultation with the Borrower) appoint a successor
Agent.

(c) The resignation of an Agent and the appointment of any successor Agent will both become effective only upon the successor Agent notifying all the Parties that it accepts the appointment.
On giving the notification, the successor Agent will succeed to the position of the relevant
Agent and the term "Agent" or "Swingline Agent", as appropriate will mean the successor
Agent.

(d) The retiring Agent shall, at its own cost, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as an Agent under this Agreement.

(e) Upon its resignation becoming effective, this Clause 19 shall continue to benefit the retiring
Agent in respect of any action taken or not taken by it under or in connection with the Finance
Documents while it was an Agent, and, subject to paragraph (d) above, it shall have no further obligation under any Finance Document.

(f) The Majority Banks may, by notice to an Agent, require it to resign in accordance with paragraph (a) above. In this event, that Agent shall resign in accordance with paragraph (a) above but it shall not be entitled to appoint one of its Affiliates as successor Agent.

19.16   Banks
(a) The Agents may treat each Bank as a Bank, entitled to payments under this Agreement and as acting through its Office(s) until it has received not less than five Business Days notice from a Bank to the contrary.

(b) Each Revolving Bank, on the date on which it becomes a party to this Agreement, represents to the Agent and the Borrower that it is:

(i)     either:

(A) not resident in the United Kingdom for United Kingdom tax purposes; or

(B) a "bank" as defined in section 840A of the Income and Corporation Taxes Act
1988 and resident in the United Kingdom; and

(ii) beneficially entitled to the principal and interest payable by the Agent to it under this Agreement,

and shall forthwith notify the Agent and the Borrower if either representation ceases to be correct.

20.     FEES
20.1    Commitment fee
(a) The Borrower shall pay to the Facility Agent for each Revolving Credit Bank a commitment fee in the amount of 0.1 per cent. per annum on the undrawn, uncancelled amount of that
Bank's Revolving Credit Commitment during the Commitment Period.

(b)     Accrued commitment fee is payable quarterly in arrear.
Accrued commitment fee shall also
payable to the Facility Agent for the relevant Revolving Credit
Bank on the cancelled amount
of its Revolving Credit Commitment at the time any cancellation comes into effect.

20.2    VAT
Any fee referred to in this Clause 20 is exclusive of any value added tax or any other tax which might be chargeable in connection with that fee. If any value added tax or other tax is so chargeable, it shall be paid by the Borrower at the same time as it pays the relevant fee.

21.     EXPENSES
21.1    Initial and special costs
The Borrower shall, within 10 days of a claim being made, pay the Agents and the Arrangers the amount of all reasonable costs and expenses (including, for paragraph (a) below only, legal fees only up to a maximum of as set out in the relevant Fee
Letter) properly incurred by any of
them in connection with:

(a)     the negotiation, preparation, printing and execution of:

(i) this Agreement and any other documents referred to in this Agreement;

(ii)    any other Finance Document (other than a Novation
Certificate) executed after
the date of this Agreement; and

(b)     any amendment, waiver, consent or suspension of rights
(or any proposal for any of the
foregoing) requested by or on behalf of the Borrower or, in the case of Clause 2.5
(Change of currency), the Agents, and relating to a Finance
Document or a document
referred to in any Finance Document.

21.2    Enforcement Costs
The Borrower shall, within 10 days of demand, pay to each Finance
Party the amount of all
costs and expenses (including legal fees) incurred by it in connection with the enforcement of, or in preservation of any rights under, any Finance Document.

22.     STAMP DUTIES
The Borrower shall within 10 Business Days of a demand pay to a Finance Party the amount of any liability it incurs in respect of any United Kingdom stamp, registration and similar tax which is or becomes payable in connection with the entry into, performance or enforcement of any Finance Document.

23.     INDEMNITIES
23.1    Currency indemnity
(a) If a Finance Party receives an amount in respect of the Borrower's liability under the Finance
Documents or if that liability is converted into a claim, proof, judgment or order in a currency other than the currency (the "contractual currency") in which the amount is expressed to be payable under the relevant Finance Document:

(i) the Borrower shall indemnify that Finance Party as an independent obligation against any loss or liability arising out of or as a result of the conversion;

(ii) if the amount received by that Finance Party, when converted into the contractual currency at a market rate in the usual course of its business is less than the amount owed in the contractual currency, the Borrower shall forthwith on demand pay to that
Finance Party an amount in the contractual currency equal to the deficit; and

(iii) the Borrower shall pay to that Finance Party forthwith on demand any exchange costs and taxes payable in connection with any such conversion.

(b) The Borrower waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency other than that in which it is expressed to be payable.

23.2    Other indemnities
(a) The Borrower shall, within 10 Business Days of a demand pay to a Finance Party the amount of any loss or liability which that Finance Party incurs as a consequence of:

(i)     the occurrence of any Event of Default;

(ii)    the operation of Clause 18.16 (Acceleration); or

(iii) (other than by reason of negligence or default by a Finance Party) a Loan not being made after the Borrower has delivered a Request or a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment.

The Borrower's liability in each case includes any loss or expense on account of funds borrowed, contracted for or utilised to fund any amount payable under any Finance Document, any amount repaid or prepaid or any Loan but excludes any loss of margin.

(b) If any Finance Party receives or recovers any payment of principal of a Loan or of an overdue amount other than on the last day of the Interest Period relative to that Loan or amount so received or recovered, that Finance Party shall calculate the difference between:

(i) the additional interest (excluding the Margin and Mandatory Costs) which would have been payable on the principal so received or recovered had it been received or recovered on the last day of the relevant Interest Period; and

(ii) the amount of interest which would have been payable to that Finance Party on the last day of that Interest Period in respect of the principal so received or recovered if the principal so received or recovered had been placed on deposit by that Finance Party earning interest at the Applicable Rate from (and including) the Business Day of receipt of that amount up to (but excluding) the last day of applicable Interest Period.

If (i) is greater than (ii) then the Borrower shall, within five
Business Days of a demand from
the relevant Finance Party, pay to that Finance Party an amount equal to the difference.

24.     EVIDENCE AND CALCULATIONS
24.1    Accounts
Accounts maintained by a Finance Party in connection with this Agreement are prima facie evidence of the matters to which they relate.

24.2    Certificates and determinations
Any certification or determination by a Finance Party of a rate or amount under this Agreement is prima facie evidence of the matters to which it relates.

24.3    Calculations
Interest (including any applicable Mandatory Cost), default interest payable pursuant to Clause
10.3 (Default interest) and the fee payable under Clause 20.1
(Commitment fee) accrue from
day to day and are calculated on the basis of the actual number of days elapsed and a year of 365 days.

25.     AMENDMENTS AND WAIVERS
25.1    Procedure
(a) Subject to Clause 25.2 (Exceptions), any term of the Finance Documents may be amended or waived with the agreement of the Borrower and the Majority Banks.
The Facility Agent may
effect, on behalf of any Finance Party, an amendment or waiver permitted under this Clause.

(b)     The Facility Agent shall promptly notify the other
Parties of any amendment or waiver effected under paragraph (a) above, and any such amendment or waiver shall be binding on all the
Parties.

25.2    Exceptions
(a)     An amendment or waiver which relates to:-

(i)     the definition of "Majority Banks" in Clause 1.1
(Definitions);

(ii) an extension of the date for, or a decrease in an amount or a change in the currency of, any payment to that Bank under the Finance Documents (including the Margin and any fee payable under Clause 20.1 (Commitment Fee));

(iii)   an increase in that Bank's Commitment;

(iv) a term of a Finance Document which expressly requires the consent of that Bank; or

(v) Clause 2.2 (Nature of a Finance Party's rights and obligations), Clause 26.1 (Transfers by the Borrower), Clause 29 (Pro rata sharing) or this Clause 25,

is not binding unless all the Banks agree to it.

(b) An amendment or waiver which relates to the rights and/or obligations of an Facility Agent may not be effected without the agreement of that Facility Agent.

25.3    Waivers and remedies cumulative
The rights of each Finance Party under the Finance Documents:-

(a)     may be exercised as often as necessary;

(b) are cumulative and not exclusive of its rights under the general law; and

(c)     may be waived only in writing and specifically.

Delay in exercising or non-exercise of any such right is not a waiver of that right.

26.     CHANGES TO THE PARTIES
26.1    Transfers by the Borrower
The Borrower may not assign, transfer, novate or dispose of any of, or any interest in, its rights and/or obligations under the Finance Documents.

26.2    Transfers by Banks
(a)     A Bank (the "Existing Bank") may, subject to paragraph
(b) below, at any time assign,
transfer or novate any of its Commitments and/or any of its rights and/or obligations under this
Agreement to another bank or financial institution (the "New
Bank").

(b)     (i)     After the Syndication Period, a transfer of a
Commitment must be in a minimum
amount of at least (POUND)5,000,000;

(ii) no transfer of a Commitment shall take place unless the Existing Bank simultaneously transfers to the New Bank the same proportion of its other
Commitment and of each of
its commitments under the YPG Facility; and

(iii) no transfer by a Bank of its Revolving Credit Commitment may result in its Swingline
Commitment or that of its Affiliated Bank exceeding its Revolving
Credit
Commitment;

(iv) a Bank may only transfer its Swingline Commitment to a New Bank if the New Bank is, or will be, a Revolving Credit Bank or an Affiliate of a Revolving Credit Bank; and

(v) the prior consent of the Borrower is required for any such assignment, transfer or novation, unless the New Bank is another Bank or an Affiliate of a Bank, provided that no consent of the Borrower is required during the Syndication Period if the Borrower has been consulted by the Arrangers on the approach to that New Bank.

(c) A transfer of obligations will be effective only if either:-

(i)     the obligations are novated in accordance with Clause
26.3 (Procedure for novations);
or

(ii) the New Bank confirms to the Facility Agents and the Borrower that it undertakes to be bound by the terms of this Agreement as a Bank in form and substance satisfactory to the Facility Agents. On the transfer becoming effective in this manner the Existing
Bank shall be relieved of its obligations under this Agreement to the extent that they are transferred to the New Bank.

(d) No Bank shall sub-participate any of its obligations under this Agreement without the prior written consent of the Borrower.

(e) On each occasion an Existing Bank assigns, transfers or novates any of its Commitment and/or any of its rights and/or obligations under this Agreement (other than under the Novation
Agreement), the New Bank shall, on the date the assignment, transfer and/or novation takes effect, pay to the Facility Agent for its own account a fee of (POUND)750.

(f)     An Existing Bank is not responsible to a New Bank for:-

(i) the execution, genuineness, validity, enforceability or sufficiency of any Finance
Document or any other document;

(ii)    the collectability of amounts payable under any Finance
Document; or

(iii) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document.

(g)     Each New Bank confirms to the Existing Bank and the other
Finance Parties that it:-

(i) has made its own independent investigation and assessment of the financial condition and affairs of the Borrower and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Bank in connection with any Finance Document; and

(ii) will continue to make its own independent appraisal of the creditworthiness of the
Borrower and its related entities while any amount is or may be outstanding under the
Finance Documents or any Commitment is in force.

(h) Nothing in any Finance Document obliges an Existing Bank to:-

(i) accept a re-transfer from a New Bank of any of the rights and/or obligations assigned, transferred or novated under this Clause; or

(ii) support any losses incurred by the New Bank by reason of the non-performance by the
Borrower of its obligations under the Finance Documents or otherwise.

(i)     Any reference in this Agreement to a Bank includes a New
Bank, but excludes a Bank if no
amount is or may be owed to or by that Bank under this Agreement and its Commitment has been cancelled or reduced to nil.

26.3    Procedure for novations
(a)     A novation is effected if:-

(i) the Existing Bank and the New Bank deliver to the Facility Agent a duly completed
Novation Certificate and the Facility Agent executes it; or

(ii) a Novation Agreement is executed by all the parties to it.

(b)     Each Party (other than the Existing Bank and the New
Bank) irrevocably authorizes the
Facility Agent to execute any duly completed Novation Certificate on its behalf.

(c) To the extent that they are expressed to be the subject of the novation in the Novation
Certificate or Novation Agreement

(i)     the Existing Bank and the other Parties (the "existing
Parties") will be released from
their obligations to each other (the "discharged obligations");

(ii) the New Bank and the existing Parties will assume obligations towards each other which differ from the discharged obligations only insofar as they are owed to or assumed by the New Bank instead of the Existing Bank;

(iii)   the rights of the Existing Bank against the existing
Parties and vice versa (the
"discharged rights") will be cancelled; and

(iv) the New Bank and the existing Parties will acquire rights against each other which differ from the discharged rights only insofar as they are exercisable by or against the
New Bank instead of the Existing Bank,

all on the date of execution of the Novation Certificate or Novation Agreement by the Facility
Agent or, if later, the date specified in the Novation
Certificate or Novation Agreement .

26.4    Reference Banks
If a Reference Bank (or, if a Reference Bank is not a Bank, the Bank of which it is an Affiliate) ceases to be a Bank, the Facility Agent shall (in consultation with the Borrower) appoint another Bank or an Affiliate of a Bank to replace that Reference
Bank.

26.5    Register
The Facility Agent shall keep a register of all the Parties and shall supply any other Party (at that Party's expense) with a copy of the register on request.

27.     DISCLOSURE OF INFORMATION
Any information supplied to a Finance Party pursuant to or in connection with this Agreement shall be held in confidence and shall not be disclosed by it to any person other than an Affiliate of that Finance Party without the prior written consent of the Borrower except:

(a) to that Finance Party's legal or other professional advisers to the extent required for the purposes of protecting its rights hereunder or by law or regulation or pursuant to applicable reporting requirements or any order of any court or to bank supervisory authorities or examining authorities unless it is or becomes a matter of public knowledge otherwise than as a result of a breach by it of its obligations hereunder; or

(b) by the Arrangers to a financial institution during the Syndication Period in connection with the syndication of the Facility, provided that the Borrower has been consulted by the Arrangers on the approach to that financial institution.

28.     SET-OFF
	A Finance Party may set off any matured obligation owed by the Borrower under this
Agreement (to the extent beneficially owned by that Finance
Party) against any credit balance
owed by that Finance Party to the Borrower, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, a Finance
Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

29.     PRO RATA SHARING
29.1    Redistribution
If any amount owing by the Borrower under the Finance Documents to a Finance Party (the
"recovering Finance Party") is discharged by payment, set-off or any other manner other than through the Facility Agent in accordance with Clause 11
(Payments) (a "recovery"), then:-

(a)     the recovering Finance Party shall, within three Business
Days, notify details of the
recovery to the Facility Agent;

(b) the Facility Agent shall determine whether the recovery is in excess of the amount which the recovering